Exhibit 10.1
PURCHASE AND SALE AGREEMENT
Between
ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C.,
as Seller
And
VULCAN TIMBERLANDS LLC,
as Purchaser

i

INDEX OF EXHIBITS

A	Timber Stands
B	Legal Description of the Property
C	Form of Timber Deed
D	Form of Reliance Letter
E	Permitted Encumbrances
F	Form of Thinnings Supply Agreement

ii

PURCHASE AND SALE AGREEMENT
     THIS PURCHASE AND SALE AGREEMENT, made as of the 31st day of March, 2011 (the “Effective Date”), by and between ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company (“Seller”); and VULCAN TIMBERLANDS LLC, a Delaware limited liability company (“Purchaser”).
STATEMENT OF BACKGROUND
     A. Seller is the owner of all timber growing, standing and lying on that certain real property located in Calhoun and Gulf Counties, Florida, identified on the timber stand maps shown on Exhibit A attached hereto (the “Timber”).
     B. The Timber is located on those certain parcels of real property located in Calhoun and Gulf Counties, Florida, which parcels are more particularly described on Exhibit B attached hereto (the “Property”).
     C. Purchaser desires to acquire from Seller title and certain rights in and to the Timber, and Seller desires to sell to Purchaser title and such rights in and to the Timber, all in accordance with the terms of, and subject to the conditions set forth in, this Agreement.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of $10.00 in hand paid by Purchaser to Seller, the foregoing, their respective representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. As used herein, the following terms will have the meanings ascribed thereto:
     “Agreement” means this Purchase and Sale Agreement.
     “Business Day” means any day which is not a Saturday, Sunday or any state or federal holiday for which financial institutions or post offices are generally closed in the State of Florida for observance thereof.
     “Casualty Damage Value” means the amount of damage to the Timber resulting from a fire or other casualty, calculated as the pre-casualty value of the destroyed or damaged Timber less the salvage value of such destroyed or damaged Timber.
     “Closing” has the meaning set forth in Section 3.1.
     “Closing Date” has the meaning set forth in Section 3.1.

     “Closing Statement” has the meaning set forth in Section 3.2(e).
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Disclosure Letter” means that certain Disclosure Letter dated as of the date hereof from Seller to Purchaser disclosing certain agreements affecting the Property and/or the Timber.
     “Earnest Money” has the meaning set forth in Section 2.3.
     “Effective Date” has the meaning set forth in the first paragraph of this Agreement.
     “Exchange” has the meaning set forth in Section 13.16.
     “Hazardous Substance” means any chemical, compound, constituent, material, waste, contaminant (including petroleum, crude oil or any fraction thereof) or other substance, defined as hazardous or toxic, or otherwise regulated by any of the following laws and regulations promulgated thereunder as amended from time to time prior to the Effective Date: (i) the Comprehensive Environmental Response, Compensation and Liability Act (as amended by the Superfund Amendments and Reauthorization Act), 42 U.S.C. § 9601 et seq.; (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; (iv) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; (v) the Clean Water Act, 33 U.S.C. § 1251 et seq.; (vi) the Clean Air Act, 42 U.S.C. § 1857 et seq.; and (vii) all laws of the State of Florida that are based on, or substantially similar to, the federal statutes listed in clauses (i) through (vi) of this sentence.
     “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     “Net Condemnation Proceeds” has the meaning set forth in Section 7.3.
     “Permitted Encumbrances” has the meaning set forth in Section 4.1.
     “Phase I Report” means that certain Phase I Environmental Site Assessment dated October 2010, Project No. 110.00235.00023, prepared by SLR International Corporation with respect to the Property and obtained by Seller, together with that certain “Addendum No. 1; Phase I Environmental Site Assessment Report; Tranche 1; Calhoun and Gulf Counties, Florida” dated January 19, 2011, by SLR International Corporation.
     “Property” has the meaning set forth in the Statement of Background of this Agreement.
     “Purchase Price” has the meaning set forth in Section 2.2.
     “Purchaser” has the meaning set forth in the first paragraph of this Agreement.

     “Purchaser Parties” means Purchaser and all of its officers, directors, shareholders, employees, partners, members, subsidiaries and other affiliated or related entities, representatives, consultants and agents, and Purchaser’s and each of the foregoing parties’ successors and assigns.
     “Purchaser’s Release” has the meaning set forth in Section 5.2.
     “Seller” has the meaning set forth in the first paragraph of this Agreement.
     “Seller Parties” means Seller and all of Seller’s officers, directors, shareholders, employees, partners, members, subsidiaries and other affiliated or related entities, representatives, consultants and agents, and Seller’s and each of the foregoing parties’ successors and assigns.
     “Seller’s Advisor” means Raymond James & Associates, Inc.
     “Thinnings Supply Agreement” has the meaning set forth in Section 6.1.
     “Threshold Amount” has the meaning set forth in Section 7.2.
     “Timber” has the meaning set forth in the Statement of Background of this Agreement.
     “Timber Deed” and “Timber Deeds” have the meaning set forth in Section 3.2(a).
     “Title Commitment” and “Title Commitments” have the meaning set forth in Section 4.2.
     “Title Company” means First American Title Insurance Company.
     “Wood Fiber Supply Agreement” means that certain Wood Fiber Supply Agreement dated as of July 1, 2000, by and between Seller and Jefferson Smurfit Corporation (U.S.) d/b/a Smurfit-Stone Container Corporation, a Delaware corporation.
ARTICLE II
AGREEMENT; PURCHASE PRICE; EARNEST MONEY
     Section 2.1 Agreement of Purchase and Sale. Subject to the provisions of this Agreement, and for the consideration herein stated, Seller agrees to sell the Timber to Purchaser and Purchaser agrees to buy the same from Seller, together with the right to maintain, manage, store, cut, harvest and remove the Timber from the Property.
     Section 2.2 Purchase Price. The purchase price (the “Purchase Price”) to be paid by Purchaser for the Timber shall be the sum of FIFTY-FIVE MILLION NINE HUNDRED THOUSAND and NO/100 Dollars ($55,900,000.00), less a credit for the Earnest Money and subject to adjustment as set forth in this Agreement.

     Section 2.3 Earnest Money. Pursuant to that certain letter of intent dated February 3, 2011, between Seller and RMS Forest Growth III, L.P. (an affiliate of Purchaser), RMS Forest Growth III, L.P., previously delivered to Seller for the benefit of Purchaser a payment equal to FOUR HUNDRED THOUSAND and NO/100 Dollars ($400,000.00). Notwithstanding anything in such letter of intent to the contrary, such $400,000 payment shall constitute the “Earnest Money” in accordance with the terms hereof. Seller shall continue to hold the Earnest Money. At the Closing, the Earnest Money shall be applied as a credit against the Purchase Price. If the Closing does not occur, the Earnest Money shall be retained by Seller or returned to Purchaser in accordance with the terms of this Agreement. Seller shall have no obligation to hold the Earnest Money in a separate account for the benefit of Purchaser. Any interest accrued on the Earnest Money shall be the property of Seller.
ARTICLE III
CLOSING
     Section 3.1 Closing. The execution and delivery of the documents and instruments for the consummation of the purchase and sale pursuant hereto (the “Closing”) shall take place on March 31, 2011 (the “Closing Date”), at 10:00 a.m. at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia 30309, or through the escrow services of the Title Company upon the mutual agreement of Purchaser and Seller, or such earlier date and time, or such other location, as may be mutually agreeable to Purchaser and Seller. The Closing Date is subject to extension only as specifically provided in this Agreement.
     Section 3.2 Seller’s Closing Deliveries. At the Closing, Seller shall deliver the following items:
          (a) one executed special warranty timber deed in the form of Exhibit C attached hereto with respect to each county in Florida in which the Timber is located (each, a “Timber Deed,” and collectively the “Timber Deeds”), subject only to the Permitted Encumbrances (as defined below);
          (b) an executed counterpart of the Thinnings Supply Agreement;
          (c) an executed affidavit as to the non-foreign status of Seller;
          (d) an executed counterpart of a closing statement in form mutually agreeable to Seller and Purchaser in their reasonable discretion (the “Closing Statement”);
          (e) a reliance letter substantially in the form of Exhibit D attached hereto in favor of Purchaser and executed by SLR International Corp., with respect to the Phase I Report (as defined below); and
          (f) such other certificates, affidavits (including an owner’s affidavit in favor of the Title Company), evidence of authority and instruments as may be reasonably necessary or desirable to consummate the purchase and sale contemplated hereby and to enable

Purchaser to obtain a title insurance policy insuring Purchaser’s title to the Timber, subject to the Permitted Encumbrances.
     Section 3.3 Purchaser’s Closing Deliveries. At the Closing, Purchaser shall deliver the following items:
          (a) the Purchase Price, less a credit for the Earnest Money and subject to adjustment as set forth in this Agreement;
          (b) executed counterparts of the Timber Deeds;
          (c) an executed counterpart of the Thinnings Supply Agreement;
          (d) an executed counterpart of the Closing Statement; and
          (e) such other certificates, affidavits, evidence of authority and instruments as may be reasonably necessary or desirable to consummate the purchase and sale contemplated hereby and to enable Purchaser to obtain a title insurance policy insuring Purchaser’s title to the Timber, subject to the Permitted Encumbrances.
ARTICLE IV
TITLE
     Section 4.1 Conveyance. Seller agrees to convey to Purchaser title to the Timber by, and subject to the terms of, the Timber Deeds, free and clear of all liens, encumbrances, assessments, agreements, options and covenants, except for the Permitted Encumbrances set forth on Exhibit E attached hereto (the “Permitted Encumbrances”).
     Section 4.2 Title Commitments. Purchaser acknowledges that (a) prior to the Effective Date, Purchaser has received, reviewed and approved commitments to insure Purchaser’s title to the Timber upon the Closing, together with copies of all documents, instruments, surveys and plats as referenced in the commitments and in any instruments referenced therein (each a “Title Commitment” and, collectively, the “Title Commitments”), issued by the Title Company, and (b) Purchaser waives any right to object to any matter disclosed by any of the Title Commitments, as the same may have been amended and/or modified, prior to the Effective Date, to satisfy any objections of Purchaser. Notwithstanding the foregoing, Seller shall be obligated (i) to cure, on or before the Closing Date, all liens, mortgages or financing statements encumbering the Timber and securing a monetary obligation which was created or suffered by Seller or any party claiming by, through or under Seller (other than liens for non-delinquent real estate taxes or assessments), and (ii) to obtain the release of the Timber, on or before the Closing Date, from the Wood Fiber Supply Agreement and any recorded memoranda related thereto.
     Section 4.3 Title Insurance. Purchaser shall purchase at the Closing an owner’s title insurance policy, based on the Title Commitments, as the same may have been amended and/or modified, prior to the Effective Date, to satisfy any objections of Purchaser, insuring Purchaser’s title to the Timber. Purchaser shall acquire such policy from the Title Company or another title insurance company selected by Purchaser, provided that the Closing shall not be delayed as a result of Purchaser’s election of a title insurance company other than the Title Company.
     Section 4.4 Other Agreements. Until the occurrence of the Closing, Seller shall not, without the prior written consent of Purchaser, (i) lease, encumber or convey all or part of the Timber or the Property or any interest therein, or (ii) enter into any agreement granting to any person any right with respect to the Timber or any portion thereof; provided, however, Seller shall have the right, exercisable in its sole discretion, to enter into any agreement affecting the Property which agreement does not affect Purchaser’s title to or rights in and to the Timber.
ARTICLE V
INSPECTION; ACKNOWLEDGMENTS; HSR ACT
     Section 5.1 Inspection; Boundary Marking.
          (a) Purchaser and its agents, representatives, employees, engineers and contractors shall have the right during the term of this Agreement to enter upon the Property to inspect, examine and survey the Property and the Timber as it may deem necessary or advisable; provided, however, that Purchaser shall obtain the written consent of Seller prior to conducting any core sampling, test borings or other invasive testing.
          (b) Purchaser shall have the right to physically mark the boundaries of the Timber using contractors, methods and materials selected by Purchaser in cooperation with Seller, provided that Seller shall not unreasonably withhold, condition or delay its approval of any such contractor, method or material. The costs of such boundary marking shall be borne as set forth in Section 9.3.
          (c) Purchaser and the contractors, representatives and agents of Purchaser who enter upon the Property shall maintain commercial general liability insurance, naming Seller as an additional insured, in an amount not less than $2,000,000 and, prior to any such entry upon the Property, shall provide Seller with written evidence of such insurance. Purchaser hereby agrees to indemnify and hold Seller harmless for any and all cost and expense resulting from claims or damages caused by said entry upon the Property and the inspections, examinations, tests and boundary markings. The foregoing indemnification shall survive any termination, cancellation or expiration of this Agreement or the Closing.
     Section 5.2 Acknowledgment. Notwithstanding the inspection rights provided in Section 5.1, Purchaser expressly acknowledges and agrees (a) that Purchaser has had the opportunity, prior to the Effective Date, to fully and carefully investigate and inspect the physical, structural and environmental condition of the Property and the Timber and to review and analyze documents and records related to the Property and the Timber, all matters of title related to the Property and the Timber, all laws, statutes, rules, regulations, ordinances and orders affecting the Property and the Timber, and all other materials and information affecting or in any manner relating to the Property and the Timber and the ownership, use, occupancy, management, operation and maintenance thereof, (b) that Purchaser has received and reviewed the Phase I Report, (c) that Purchaser has had the opportunity to inspect and review the materials with respect to the Property and the Timber available in the electronic data room maintained by

Seller’s Advisor, and (d) that Purchaser is satisfied with the results of such review, inspection and analysis. Purchaser, on behalf of the Purchaser Parties, hereby expressly waives, relinquishes and releases any and all rights, remedies and claims any of the Purchaser Parties may now or hereafter have, against the Seller Parties, whether known or unknown, arising from or related to (i) the physical condition, quality, quantity and state of repair of the Property or the Timber and the prior management and operation thereof; (ii) the failure of the Property or the Timber to comply with any federal, state or local laws, regulations, ordinances or orders, including, without limitation, those relating to health, safety, zoning, endangered species and the environment; or (iii) any past, present or future presence, alleged presence, release or alleged release of any Hazardous Substance in, on, under or about, or otherwise migrating to, from, across or under, the Property or the Timber (collectively, “Purchaser’s Release”). Purchaser’s Release shall survive any termination, cancellation or expiration of this Agreement or the Closing; provided, however, Purchaser’s Release does not include any and all rights, remedies and claims that the Purchaser Parties have or may have with respect to any release by Seller of any Hazardous Substance first occurring after the Closing Date in, on, under or about, or otherwise migrating to, from, across or under, the Property or the Timber.
     Section 5.3 HSR Act. If counsel for either Purchaser or Seller has a good faith reasonable belief that any closing of the transactions contemplated under this Agreement requires the filing of a pre-merger notification under the HSR Act, each of Purchaser and Seller shall promptly file any notification and report forms and related material that it may be required to file with the Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice under the HSR Act, shall use its diligent, good faith efforts to obtain a waiver of the applicable waiting period, shall make any filings pursuant thereto that may be necessary, and shall cooperate and coordinate with the other party in connection with such filings and returns. Purchaser and Seller shall each pay one-half of any filing fees required in connection with any filings required by this Section 5.3. The Closing Date shall be extended to the extent necessary to permit the compliance with all procedures set forth in this Section 5.3, provided that if the parties have not received the applicable approvals, or if all applicable waiting periods have not expired, on or before April 29, 2011, then either Seller or Purchaser will have the right, exercisable at its sole election, to terminate this Agreement by delivering written notice to the other party, whereupon Seller will return the Earnest Money to Purchaser, and the parties hereto shall have no further rights or obligations hereunder (except as otherwise expressly provided herein).
ARTICLE VI
THINNINGS SUPPLY AGREEMENT
     Section 6.1 Thinnings Supply Agreement. At the Closing, Purchaser and Seller shall enter into a Thinnings Supply Agreement in the form of Exhibit F attached hereto (the “Thinnings Supply Agreement”) pursuant to which Seller shall have the right and the obligation to acquire certain volumes of Timber from Purchaser, as more particularly described therein.

ARTICLE VII
CONDITION OF TIMBER; DAMAGE; CONDEMNATION
     Section 7.1 Condition of Timber. Seller agrees that at the Closing the Timber shall be in substantially the same condition as exists on the Effective Date, subject to natural wear and tear, the Permitted Encumbrances, condemnation, and casualties beyond Seller’s control. Subject to the provisions of this Article VII, all risk of loss to the Timber or any part thereof prior to the Closing shall be borne by Seller.
     Section 7.2 Casualty. If at any time on or after February 3, 2011, but prior to the Closing, the Timber or any part thereof is destroyed or damaged by fire or other casualty, Seller shall deliver to Purchaser, promptly following Seller’s discovery of such casualty, written notice of such damage along with the Casualty Damage Value, and the transactions contemplated by this Agreement shall be subject to the provisions of this Section 7.2. The Closing Date shall be extended to the extent necessary to permit the compliance with all procedures set forth in this Section 7.2.
          (a) If the Casualty Damage Value does not exceed one percent (1%) of the Purchase Price (the “Threshold Amount”), then Purchaser shall be required to purchase the Timber in accordance with this Agreement without a reduction of the Purchase Price.
          (b) If the Casualty Damage Value exceeds the Threshold Amount, then Purchaser shall be required to purchase the Timber in accordance with this Agreement, provided that the Purchase Price shall be reduced by an amount equal to the difference of (i) the Casualty Damage Value, minus (ii) the Threshold Amount.
          (c) If Purchaser, by delivering written notice to Seller within ten (10) days following Seller’s delivery of written notice of the damage, disputes the Casualty Damage Value reported by Seller, Purchaser and Seller shall attempt in good faith to resolve such dispute and agree upon the Casualty Damage Value. If Purchaser and Seller are unable to agree as to the Casualty Damage Value on or before ten (10) days after Purchaser delivers to Seller written notice of its dispute, then such dispute shall be resolved in accordance with Section 13.14. The Closing Date shall be extended to the extent necessary to allow for the resolution of such dispute.
     Section 7.3 Condemnation. If at any time prior to the Closing, any action or proceeding is filed or threatened under which any portion of the Timber may be taken pursuant to any law, ordinance or regulation by condemnation or the right of eminent domain, Seller shall deliver to Purchaser prompt written notice thereof. In such event, Purchaser and Seller shall be required to consummate the transactions contemplated by this Agreement, and Purchaser shall receive a credit against the Purchase Price in the amount of all proceeds of any awards from such action or proceeding with respect to the Property that are attributable to the Timber, less any expenses incurred by Seller in securing such condemnation awards (the “Net Condemnation Proceeds”), or, if such amount is not known at the time of the Closing, the Purchase Price shall not be reduced and Seller shall assign to Purchaser at the Closing all of Seller’s right to the Net Condemnation Proceeds with respect to the Property that are attributable to the Timber.

ARTICLE VIII
WARRANTIES, REPRESENTATIONS, AND DISCLAIMERS
     Section 8.1 Seller’s Representations. Seller hereby warrants and represents to Purchaser, as of the Effective Date and as of the Closing Date, that:
          (a) Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Florida and has all requisite corporate power and authority to: (i) own, lease and operate the Property and to carry on its business as now being conducted; (ii) execute this Agreement and all other agreements, instruments and documents to be executed by it in connection with the consummation of the transactions contemplated by this Agreement; and (iii) perform its obligations and consummate the transactions contemplated hereby.
          (b) The execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby by Seller have been duly and validly authorized by all necessary company action, and no other company proceedings on the part of Seller are necessary for it to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and, assuming due authorization, execution and delivery by Purchaser, is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
          (c) The execution, delivery or performance of this Agreement by Seller will not result in a breach or violation of, or default under, (i) the terms, conditions or provisions of Seller’s certificate of organization, operating agreement or any other governing documents; (ii) any law applicable to Seller or any portion of the Timber; or (iii) any permit, license, order, judgment or decree of any governmental authority by which Seller or the Timber is or may be bound, excluding from the foregoing clauses (ii) and (iii) such breaches, violations or defaults that would not be reasonably likely, individually or in the aggregate, to have an adverse effect on the Timber or on Seller’s ability to perform its obligations under this Agreement.
          (d) There are no approvals, consents or registration requirements with respect to any governmental authority that are or will be necessary for the valid execution and delivery by Seller of this Agreement, or the consummation of the transactions contemplated hereby, other than those which (i) have been obtained, or (ii) are of a routine nature and not customarily obtained or made prior to execution of purchase and sale agreements in transactions similar in nature and size to those contemplated hereby and where the failure to obtain the same would not, individually or in the aggregate, have a material adverse effect on the Timber or on Seller’s ability to perform its obligations under this Agreement.
          (e) There is no pending or, to Seller’s knowledge, threatened action or proceeding (including, but not limited to, any condemnation or eminent domain action or proceeding) before any court, governmental agency or arbitrator which may materially adversely affect Seller’s ability to perform this Agreement or which may materially adversely affect the

Timber. For purposes of this Section 8.1(e), “Seller’s knowledge” shall mean the actual knowledge, without any duty on the part of such individuals to investigate or inquire into any particular matter, of (i) William Sonnenfeld, Senior Vice President — Forestry and Land Sales; and (ii) David Harrelson, Vice President — Timberland.
          (f) Seller (which for this purpose includes Seller’s partners, members, principal stockholders and any other constituent entities) (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf> or at any replacement website or other replacement official publication of such list and (ii) is currently in compliance with and will at all times during the term of this Agreement remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.
     Section 8.2 Purchaser’s Representations. Purchaser hereby warrants and represents to Seller, as of the Effective Date and as of the Closing Date, that:
          (a) Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to: (i) own the Timber and to carry on its business as now being conducted; (ii) execute this Agreement; and (iii) perform its obligations and consummate the transactions contemplated hereby.
          (b) The execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby by Purchaser have been duly and validly authorized by all necessary company action, and no other company proceedings on the part of Purchaser are necessary for it to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and, assuming due authorization, execution and delivery by Seller, is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
          (c) The execution, delivery, and performance by Purchaser of this Agreement will not result in a breach or violation of, or default under, the terms, conditions or provisions of its articles of incorporation, bylaws or any standing resolution of its board of directors, members or managers (as the case may be) or any other corporate document.
          (d) There are no approvals, consents or registration requirements with respect to any governmental authority that are or will be necessary for the valid execution and delivery by Purchaser of this Agreement, or the consummation of the transactions contemplated hereby, other than those which (i) have been obtained, or (ii) are of a routine nature and not customarily obtained or made prior to execution of purchase and sale agreements in transactions similar in nature and size to those contemplated hereby and where the failure to obtain the same would not, individually or in the aggregate, have a material adverse effect on Purchaser’s ability to perform its obligations under this Agreement.
          (e) There is no pending or, to Purchaser’s knowledge, threatened action or proceeding before any court, governmental agency or arbitrator which may materially adversely affect Purchaser’s ability to perform this Agreement.
          (f) Purchaser has the financial capacity, or is diligently using its best efforts to obtain the financial capacity, to pay the Purchase Price payable at the Closing and all expenses and fees incurred by Purchaser pursuant to or in connection with the transactions contemplated by this Agreement.
          (g) Purchaser (which for this purpose includes Purchaser’s partners, members, principal stockholders and any other constituent entities) (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf> or at any replacement website or other replacement official publication of such list and (ii) is currently in compliance with and will at all times during the term of this Agreement remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.
     Section 8.3 Survival. The representations and warranties contained in Section 8.1 and Section 8.2 shall survive the Closing for six (6) months.
     Section 8.4 Disclaimers.
          (a) PURCHASER ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED AT THE CLOSING: (i) NO REPRESENTATIONS, WARRANTIES OR PROMISES, EXPRESS OR IMPLIED, HAVE BEEN OR ARE BEING MADE BY OR ON BEHALF OF SELLER OR ANY OTHER PERSON WITH RESPECT TO THE PROPERTY OR THE TIMBER, INCLUDING WITH RESPECT TO THE PHYSICAL OR ENVIRONMENTAL CONDITION, HABITABILITY, QUANTITY OR QUALITY OF THE TIMBER, NURSERY STOCK OR SEEDLINGS, FUTURE FIBER GROWTH OR HARVEST, FUTURE FINANCIAL RESULTS FROM THE SALE OF THE TIMBER, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SELLER HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED RELATING TO ANY OF THE FOREGOING MATTERS, AND (ii) IN ENTERING INTO THIS AGREEMENT, PURCHASER HAS NOT RELIED AND DOES NOT RELY ON ANY SUCH REPRESENTATION, WARRANTY OR PROMISE, EXPRESS OR IMPLIED, BY OR ON BEHALF OF SELLER OR ANY OTHER PERSON. PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER SHALL TAKE THE TIMBER IN “AS IS, WHERE IS, AND WITH ALL FAULTS” CONDITION ON THE

CLOSING DATE,EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE DOCUMENTS TO BE DELIVERED AT THE CLOSING.
          (b) UPON THE CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING ADVERSE ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY SELLER’S OR PURCHASER’S INVESTIGATION, AND UPON THE CLOSING, PURCHASER SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE TIMBER OR THE PROPERTY. PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR RESPONSIBILITY TO PURCHASER FOR ANY INVESTIGATION, CLEAN-UP, REMEDIATION, CORRECTIVE ACTION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ADVERSE ENVIRONMENTAL CONDITIONS ON THE PROPERTY OR AFFECTING THE TIMBER AFTER THE CLOSING.
          (c) Purchaser acknowledges that all information with respect to the Property and the Timber delivered or made available by Seller to Purchaser under this Agreement is for informational purposes only and, except as expressly set forth to the contrary in this Agreement, is given without representation or warranty of any kind.
          (d) Radon is a naturally occurring radioactive gas which, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon which exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county public health unit.
          (e) The disclaimers, acknowledgments and waivers in this Section 8.4 shall survive the Closing without limitation.
ARTICLE IX
COMMISSIONS; TAXES; EXPENSES
     Section 9.1 Brokerage Commission. Seller warrants and represents to Purchaser that, other than with respect to the services of Seller’s Advisor, Seller has not incurred any liability for any brokerage fee or commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, and the payment of Seller’s Advisor shall be the sole obligation of Seller. Purchaser warrants and represents to Seller that Purchaser has not incurred any liability for any brokerage fee or commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Seller and Purchaser each agree to indemnify and hold harmless the other from any and all damage, loss, liability, expense and claim (including but not limited to attorneys’ fees and court costs) arising with respect to any such fee or commission which may be suffered by the indemnified party by reason of any action or agreement of the indemnifying party. This Section 9.1 shall survive the termination, cancellation or expiration of this Agreement.
     Section 9.2 Taxes. Ad valorem real property taxes and special assessments against the Property and the Timber shall be paid by the Seller during the term of the Timber Deed, and Seller shall indemnify and hold Purchaser harmless from any claim of payment of ad valorem real property taxes and assessments against the Property and/or the Timber during said period of time. The obligations of this Section 9.2 shall survive the Closing.
     Section 9.3 Expenses.
          (a) Purchaser shall pay all costs in connection with the recording of the Timber Deeds, all costs of purchasing a title insurance policy and any endorsements thereto, all costs of Purchaser’s due diligence, all costs of Purchaser’s legal representation, one-half (1/2) of all transfer taxes, one-half (1/2) of all escrow expenses of the Title Company and one-half (1/2) of the reasonable third-party costs of marking the boundaries of any portions of the Timber that are adjacent to timber stands retained by Seller (provided that Purchaser shall bear all costs of marking any boundary lines of any other portion of the Timber, including portions adjacent to roads, rights of way, streamside management zones, bodies of water or other property owners).
          (b) Seller shall pay all costs of Seller’s Advisor, all costs of Seller’s legal representation, all costs of searching title and preparing the Title Commitments, all costs of the Phase I Report, one-half (1/2) of all transfer taxes, one-half (1/2) of all escrow expenses of the Title Company and one-half (1/2) of the cost of marking the boundaries of any portions of the Timber that are adjacent to timber stands retained by Seller (provided that Purchaser shall bear all costs of marking any boundary lines of any other portion of the Timber, including portions adjacent to roads, rights of way, streamside management zones, bodies of water or other property owners).
          (c) Except as set forth in this Agreement, all other costs shall be borne by the party incurring them.
ARTICLE X
CONDITIONS
     Section 10.1 Mutual Conditions. The obligations of each of Seller and Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions:
          (a) Subject to Section 5.3, all waiting periods (and any extension thereof) under laws applicable to the transactions contemplated by this Agreement (including the HSR Act, if applicable) shall have expired or been earlier terminated.
          (b) There shall be no injunction, restraining order or decree of any nature of any court or governmental authority that is in effect that restrains or prohibits the consummation of the transactions contemplated by this Agreement or imposes conditions on such consummation not otherwise provided for herein.
          (c) Neither Purchaser nor Seller shall have been advised by any United States federal or state government agency, commission, department or authority (which advisory has not been officially withdrawn on or prior to the Closing Date) that such government entity is investigating the transactions contemplated by this Agreement to determine whether to file or commence any litigation that seeks or would seek to enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement.
In the event any of the above conditions is not satisfied on or before the Closing, either Seller or Purchaser will have the right, exercisable at its sole election, to terminate this Agreement by delivering written notice to the other party before the Closing, whereupon Seller will return the Earnest Money to Purchaser, and the parties hereto shall have no further rights or obligations hereunder (except as otherwise expressly provided herein); provided, however, if any such condition is not satisfied on or before the Closing as a result of a breach of a representation or warranty by Purchaser or Seller hereunder or as a result of any other default hereunder by Purchaser or Seller, then this Section 10.1 shall not apply and such breach or other default shall be governed by Article XI.
     Section 10.2 Conditions to Purchaser’s Obligations. Unless waived by Purchaser, the obligations of Purchaser under this Agreement are expressly made subject to the fulfillment in all respects of the following conditions precedent:
          (a) the truth and accuracy as of the Closing Date, in all material respects, of each and every warranty and representation herein made by Seller;
          (b) Seller’s timely performance of and compliance with, in all material respects, each and every term, condition, agreement, restriction and obligation to be performed and complied with by Seller under this Agreement; and
          (c) Seller’s obtaining of all company approvals, consents and authorizations as may be required for Seller to consummate the transaction contemplated by this Agreement.
In the event any of the above conditions is not satisfied on or before the Closing, Purchaser will have the right, exercisable at Purchaser’s sole election, to exercise the remedies described in Section 11.2.
     Section 10.3 Conditions to Seller’s Obligations. Unless waived by Seller, the obligations of Seller under this Agreement are expressly made subject to the fulfillment in all respects of the following conditions precedent:
          (a) the truth and accuracy as of the Closing Date, in all material respects, of each and every warranty and representation herein made by Purchaser;

          (b) Purchaser’s timely performance of and compliance with, in all material respects, each and every term, condition, agreement, restriction and obligation to be performed and complied with by Purchaser under this Agreement; and
          (c) Purchaser’s obtaining of all company approvals, consents and authorizations as may be required for Purchaser to consummate the transaction contemplated by this Agreement.
In the event any of the above conditions is not satisfied on or before the Closing, Seller will have the right, exercisable at Seller’s sole election, to exercise the remedies described in Section 11.1.
ARTICLE XI
DEFAULT; REMEDIES
     Section 11.1 Default by Purchaser. If the purchase and sale of the Timber contemplated hereby is not consummated because of a default by Purchaser under this Agreement, then Seller shall retain the Earnest Money as full liquidated damages and not as a penalty and as Seller’s sole and exclusive remedy against Purchaser for a default by Purchaser under this Agreement (Purchaser and Seller acknowledging that Seller’s damages as a result of such default are not capable of exact ascertainment and that said liquidated damages are fair and reasonable).
     Section 11.2 Default by Seller. If the purchase and sale of the Timber contemplated hereby is not consummated because of a default by Seller then Purchaser shall be entitled either to a refund of the Earnest Money or to sue Seller for specific performance, Purchaser hereby acknowledging that the foregoing shall be its sole and exclusive remedies against Seller for a default by Seller under this Agreement.
ARTICLE XII
INTENTIONALLY DELETED
ARTICLE XIII
MISCELLANEOUS
     Section 13.1 Assignment. Except as otherwise expressly contemplated by this Agreement, neither party shall assign its rights or obligations hereunder, in whole or in part, without the prior written consent of the other party, given or withheld in its sole discretion.
     Section 13.2 No Waiver. No action or failure to act by any party shall constitute a waiver of any right or duty afforded to such party under this Agreement, nor shall any such action or failure to act constitute an approval of or acquiescence in any breach of this Agreement except as may be specifically agreed in writing.
     Section 13.3 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Florida, without giving effect to its principles or rules of conflicts of law to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

     Section 13.4 Notice. Any and all notices required or permitted under this Agreement shall be made or given in writing and shall be delivered in person or sent by postage, pre-paid, United States Mail, certified or registered, return receipt requested, or by a recognized overnight carrier, or by facsimile or e-mail, to the applicable party or at the addresses set forth below, or such other address as may be furnished by notice in accordance with this Section 13.4; provided, however, if any delivery is made by facsimile or e-mail, such delivery shall be deemed delivered only if the party giving such notice obtains a confirmation of receipt and delivers such notice by hand delivery, United States mail or recognized overnight carrier for next day delivery. All notices shall be deemed given and effective upon the earliest to occur of: (i) the confirmed facsimile or e-mail transmission or hand delivery of such notice to the address for notices; (ii) one Business Day after the deposit of such notice with an overnight courier service by the time deadline for next day delivery addressed to the address for notices; or (iii) three Business Days after depositing the notice in the United States mail.

Seller:	St. Joe Timberland Company of Delaware, L.L.C.
133 South WaterSound Parkway
WaterSound, FL 32413
Attention: William Sonnenfeld
Fax: 850-588-2307
Email:william.sonnenfeld@joe.com

with a copy to:	St. Joe Timberland Company of Delaware, L.L.C.
133 South WaterSound Parkway
WaterSound, FL 32413
Attention: Reece B. Alford, Esq.
Fax: 850-588-2310
Email:reece.alford@joe.com

and to:	Sutherland Asbill & Brennan LLP
999 Peachtree Street, N.E.
Atlanta, Georgia 30309
Attention: Victor P. Haley, Esq.
Fax: 404-853-8806
Email:victor.haley@sutherland.com

Purchaser:	Vulcan Timberlands LLC
Attn: Resource Management Services, LLC
its Manager
31 Inverness Center Parkway, Suite 360
Birmingham, AL 35242
Fax: (205) 991-2807
Email: esweeten@resourcemgt.com

with a copy to:	Martin Snow, LLP
Attn: Wendell L. Bowden
240 Third Street (31201)
PO Box 1606 (31202-1606)
Macon, GA
Fax: (478) 743-4204
Email: wlbowden@martinsnow.com
     Section 13.5 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and cannot be amended or supplemented except by a written agreement signed by the parties hereto.
     Section 13.6 Captions. The captions of sections in this Agreement are for convenience and reference only and are not part of the substance hereof.
     Section 13.7 Severability. In the event that any one or more of the provisions, sections, words, clauses, phrases or sentences contained in this Agreement, or the application thereof in any circumstance is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, section, word, clause, phrase or sentence in every other respect and of the remaining provisions, sections, words, clauses, phrases or sentences of this Agreement, shall not be in any way impaired, it being the intention of the parties hereto that this Agreement shall be enforceable to the fullest extent permitted by law.
     Section 13.8 Counterparts. This Agreement may be executed in several counterparts, each of which may be deemed an original, and all of such counterparts together shall constitute one and the same Agreement. This Agreement may be executed by each party hereto upon a separate copy and attached to another copy in order to form on or more counterparts.
     Section 13.9 Binding Effect. This Agreement shall bind the parties hereto and their respective heirs, legal representatives, successors and assigns.
     Section 13.10 Time of Essence. Time is of the essence of this Agreement.
     Section 13.11 No Survival. Except as may otherwise expressly be provided herein, the provisions of this Agreement shall not survive the Closing and shall be merged into the delivery of the Timber Deeds and other documents and the payment of all monies pursuant hereto.
     Section 13.12 Incorporation of Exhibits. All exhibits referred to in this Agreement are hereby incorporated herein by this reference.
     Section 13.13 Confidentiality; Public Announcements. The terms and conditions of the transactions contemplated in this Agreement shall remain confidential, except that either Purchaser or Seller and their respective affiliates may disclose the terms and provisions of this Agreement (i) to the extent that such party is required by applicable law (including the rules and regulations promulgated by the SEC or any stock exchange) to make public disclosure, or (ii) in any legal proceeding, including any audit, to the extent necessary to enforce any rights under this Agreement, provided that, in either case, the disclosing party shall provide the other party with prior notice of such disclosure and the content thereof. This Section 13.13 shall survive any termination, cancellation or expiration of this Agreement or the Closing.
     Section 13.14 Dispute Resolution. If Purchaser and Seller are unable to agree as to the Casualty Damage Value under Section 7.2, then either of Seller or Purchaser shall have the right to invoke the procedures of this Section 13.14 by delivering written notice to the other party. Seller and Purchaser each shall appoint an independent forestry consultant within five (5) days following the delivery of such written notice, each of which may be a consultant previously engaged by the appointing party, and such two consultants will in turn select a third independent forestry consultant within five (5) days to act with them in a panel to determine the appropriate value. A majority of the panel of consultants will reach a binding decision within fifteen (15) days of the selection of the third consultant, and the decision of the panel of consultants will be final as to (i) the Casualty Damage Value, and (ii) the designation of the prevailing and non-prevailing parties. The non-prevailing party will bear the cost of all consultants.
     Section 13.15 Business Days. If any date set forth in this Agreement for the performance of any obligation by any party hereto, or for the delivery of any instrument or notice as herein provided, should be a day other than a Business Day, the compliance with such obligation or delivery shall be deemed acceptable on the next Business Day.
     Section 13.16 Section 1031/1033 Exchange. Either Seller or Purchaser may consummate the sale or purchase of the Timber, as applicable, as part of a so-called like kind exchange (an "Exchange”) pursuant to, and to the extent permitted by, Section 1031 or Section 1033 of the Code, provided that: (a) the Closing shall not be delayed or affected by reason of an Exchange nor shall the consummation or accomplishment of an Exchange be a condition precedent or condition subsequent to Purchaser’s or Seller’s obligations under this Agreement; (b) Seller or Purchaser, as applicable, shall effect an Exchange through an assignment of its rights under this Agreement (other than with respect to any reimbursement obligations, and any representations or warranties made by the other party, which shall not be assigned and shall in all events be deemed to have been made to the participating party only) to a qualified intermediary pursuant to an assignment agreement in form reasonably satisfactory to the non-participating party; (c) to the extent Seller participates in an Exchange, Purchaser shall not be required to acquire, take title to or obtain an equitable interest in any real property other than the Timber; (d) to the extent Purchaser participates in an Exchange, Seller shall not be required to acquire, take title to or obtain an equitable interest in any real property; and (e) Seller’s or Purchaser’s assignment of its rights hereunder, as applicable, to a qualified intermediary in connection with an Exchange shall not limit or modify in any manner whatsoever any of the covenants, obligations, agreements, representations or warranties of such participating party set forth in this Agreement, all of which shall remain in full force and effect and shall constitute the primary liability of such participating party in all events. Neither Purchaser nor Seller shall by this Agreement or acquiescence to an Exchange by the other party (i) have such non-participating party’s rights, obligations or liabilities under this Agreement modified, expanded or diminished in any manner, or (ii) be responsible for compliance or be deemed to have warranted to the participating party that the participating party’s Exchange in fact complies with Section 1031 or

Section 1033 of the Code. Any increased costs arising from an Exchange shall be borne by the party participating in such Exchange.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed, sealed and delivered by the parties hereto as of the Effective Date.

SELLER: ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company
By:	/s/ William Sonnenfeld
	Name:	William Sonnenfeld
Its: SVP — Timberland & Rural Sales

(Purchaser’s Signature Page to Purchase and Sale Agreement)

PURCHASER: VULCAN TIMBERLANDS LLC, a Delaware limited liability company
By:	/s/ Phillip Woods
	Name:	Phillip Woods
Its: Vice President & Secretary

Exhibit A
Timber Stands
     The Timber is located within (i) those certain cross-hatched timber stands in Calhoun County, Florida, shown on Exhibit A-1 attached hereto and made a part hereof; and (ii) those certain cross-hatched timber stands in Gulf County, Florida, shown on Exhibit A-2 attached hereto and made a part hereof.
[remainder of page intentionally left blank]
Exhibit A

Exhibit A-1
Calhoun County Timber Stand Maps
[attached]
Exhibit A

2

Calhoun County
N
S
E
W
R11W
R10W
R9W
T1N
T1S
T2S
T3S
287
73
20
275
392
71
Bay County
Calhoun County
Gulf Co
Liberty County

Township 1 North, Range 9 West, Section 31

Fourmile Creek
SR 73
73
31
18003L00
1989
120.1 +/- ac
20
SR 20
Chipola River

Timber Deed Stands
Section 31, Township 1 North, Range 9 West

Calhoun County, Florida

120.1 +/- Acres

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 120.1 +/- ac
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1NR09W31.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 North, Range 9 West, Section 32

Fourmile Creek
18003L00
1989
64.5 +/- ac
32
Chipola River
275
COUNTY
CR 275

Calhoun County, Florida

64.5 +/- Acres

Timber Deed Stands
Section 32, Township 1 North, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 64.5 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1NR09W32.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 9 West, Section 6

18003L00
1989
0.2 +/- ac
20
SR 20
18003C01
1988
1.2 +/- ac
6
18003C01
1988
28.1 +/- ac
Chipola River
Davis Mill Creek

Calhoun County, Florida

29.5 +/- Acres

Timber Deed Stands
Section 6, Township 1 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 29.5 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T1SR09W06.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 9 West, Section 7

18003G00
1993
0.5 +/- ac
Davis Mill Creek
Chipola River
18003K00
1991
25.7 +/- ac
18003B02
1991
26.7 +/- ac
18003B02
1991
116.7 +/- ac
18003H00
1986
15 +/- ac
7
18003I00
1986
20.6 +/- ac
18003B02
1991
43.6 +/- ac
18003G00
1993
27.5 +/- ac
18004B00
1986
21.6 +/- ac
18004C02
1991
6.2 +/- ac
18004D01
1988
58.6 +/- ac

Calhoun County, Florida

362.7 +/- Acres

Timber Deed Stands
Section 7, Township 1 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands -362.7 +/- ac
Local Road | Graded | Excluded Stands

N

Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR09W07.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 9 West, Section 8

Chipola River
18003B02
1991
2.4 +/- ac
18003B02
1991
7.7 +/- ac
18003B02
1991
14.3 +/- ac
18004C02
1991
13.4 +/- ac
18004C02
1991
11.7 +/- ac
8
Wildcat Creek

Timber Deed Stands
Section 8, Township 1 South, Range 9 West

Calhoun County, Florida

49.5 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 49.5 +/- ac
Local Road
Graded
Excluded Stands
0
300
600
900
Ft
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR09W08.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 9 West, Section 17

Chipola River
18004C02
1991
40.3 +/- ac
18004C01
1991
148.9 +/- ac
17
Fox Creek
18004C02
1991
36.5 +/- ac
CR 275
275
Ben Clark Rd

Timber Deed Stands
Section 17, Township 1 South, Range 9 West

Calhoun County, Florida

225.7 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 225.7 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR09W17.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 9 West, Section 18

18004D01
1988
130.3 +/- ac
18004D01
1988
6.4 +/- ac
18
18004D03
1988
41.2 +/- ac
18004D02
1988
3 +/- ac
18004D02
1988
97.2 +/- ac
18004D07
1988
4.1 +/- ac

Calhoun County, Florida

282.1 +/- Acres

Timber Deed Stands
Section 18, Township 1 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 282.1 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR09W18.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 9 West, Section 19

18004D02
1988
0.8 +/- ac
18005D01
1990
159 +/- ac
19
18005C00
1985
70 +/- ac

Timber Deed Stands
Section 19, Township 1 South, Range 9 West

Calhoun County, Florida

229.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 229.8 +/- ac
Local Road	Graded	Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR09W19.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 9 West, Section 20

18004C02
1991
3.1 +/- ac
Ben Clark Rd
Chipola River
20
CR 275
275
C J Roberts Rd
C J Roberts Rd

Calhoun County, Florida

3.1 +/- Acres

Timber Deed Stands
Section 20, Township 1 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 3.1 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR09W20.mxd

St. Joe Company GIS - TS 11/15/10

Township 1 South, Range 10 West, Section 1

Toolchest Branch
SR-73
73
1
18003C01
1988
79.8 +/- ac

Calhoun County, Florida

79.8 +/- Acres

Timber Deed Stands
Section 1, Township 1 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 79.8 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR10W01.mxd

St. Joe Company GIS - TS 10/20/10

Township 1 South, Range 10 West, Section 11

Griffin Branch
11
73
SR 73
Davis Mill Creek
18004E00
1992
14.4 +/- ac
18004I00
1986
6.8 +/- ac

Timber Deed Stands
Section 11, Township 1 South, Range 10 West

Calhoun County, Florida

21.3 +/- Acres

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 21.3 +/- ac
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR10W11.mxd

St. Joe Company GIS - TS 11/12/10

Township 1 South, Range 10 West, Section 12

SR 73
Toolchest Branch
Davis Mill Creek
12
18003G00
1993
3.7 +/- ac
18003G00
1993
14 +/- ac
18003H00
1986
20.5 +/- ac
18003H01
1986
8.9 +/- ac
18003G00
1993
19.7 +/- ac
18004B00
1986
20.8 +/- ac
18004D05
1988
34.7 +/- ac
18004D07
1988
45.3 +/- ac
18004D05
1988
13 +/- ac
18004F00
1988
59.6 +/- ac
18004D01
1988
0.7 +/- ac

Calhoun County, Florida

241.1 +/- Acres

Timber Deed Stands
Section 12, Township 1 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands -241.1 +/- ac
- Local Road
- Graded
- Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T1SR10W12_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 1 South, Range 10 West, Section 13

18004D07
1988
5.7 +/- ac
18004D07
1988
2.3 +/- ac
18004F00
1988
115.7 +/- ac
18004D07
1988
12.9 +/- ac
18004D01
1988
1.7 +/- ac
18004D07
1988
2.1 +/- ac
18004D07
1988
17.6 +/- ac
18004D01
1988
0.7 +/- ac
13
Boggy Braden
18004D05
1988
223.7 +/- ac
18004D07
1988
5.7 +/- ac
18004D02
1988
3.7 +/- ac
18004D04
1988
117.4 +/- ac
18004D07
1988
5.5 +/- ac
18004D07
1988
12.3 +/- ac

Calhoun County, Florida

527.4 +/- Acres

Timber Deed Stands
Section 13, Township 1 South, Range 10 West

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	Timber Deed Stands - 527.4 +/- ac
State Road	Paved	FL PLSS
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR10W13_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 1 South, Range 10 West, Section 24

18004D05
1988
1.3 +/- ac
18004D04
1988
2.1 +/- ac
18004D02
1988
0.1 +/- ac
18005D01
1990
3.7 +/- ac
18005B00
1985
146.3 +/- ac
18005F00
1988
143.8 +/- ac
24
18005C00
1985
0.9 +/- ac
18005F00
1988
143.3 +/- ac

Calhoun County, Florida

441.6 +/- Acres

Timber Deed Stands

Section 24, Township 1 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 441.6 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR10W24_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 1 South, Range 10 West, Section 25

18006B00
1990
166.9 +/- ac
18006J00
1993
151.6 +/- ac
25
18006L00
1988
0.7 +/- ac
Boggy Branch
Juniper Creek

Calhoun County, Florida

319.2 +/- Acres

Timber Deed Stands
Section 25, Township 1 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | Timber Deed Stands - 319.2 +/- ac
State Road | Paved | FL PLSS
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR10W25_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 1 South, Range 10 West, Section 26

18006B00
1990
0 +/- ac
18006B00
1990
0.1 +/- ac
Boggy Branch
18006B00
1990
24.6 +/- ac
26
18006L00
1988
57.6 +/- ac
SR 73
73
Juniper Creek
Juniper Creek

Timber Deed Stands
Section 26, Township 1 South, Range 10 West

Calhoun County, Florida

82.4 +/- Acres

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 82.4 +/- ac
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T1SR10W26.mxd

St. Joe Company GIS - PF 11/15/10

Township 2 South, Range 9 West, Section 5

18007E00
1993
53.8 +/- ac
5
Chipola River

Timber Deed Stands
Section 5, Township 2 South, Range 9 West

Calhoun County, Florida

53.8 +/- Acres

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 53.8 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W05.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 6

18007E00
1993
6.4 +/- ac
18036F00
1993
80.5 +/- ac
6
18036F00
1993
114.7 +/- ac
18036D00
1984
28.5 +/- ac
18036E00
1992
11.1 +/- ac
McClellan Farm Rd
18036D00
1984
35.2 +/- ac
18036F00
1993
1.2 +/- ac

Timber Deed Stands

Section 6, Township 2 South, Range 9 West

Calhoun County, Florida

277.6 +/- Acres

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 277.6 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W06.mxd

St. Joe Company GIS - PF 10/20/10

Township 2 South, Range 9 West, Section 7

18036D00
1984
0.1 +/- ac
18036D00
1984
0.9 +/- ac
18036F00
1993
1.8 +/- ac
18007E00
1993
1.7 +/- ac
7
18036E00
1992
212.8 +/- ac
18036C00
1996
321.6 +/- ac
McClellan Farm Rd
18036C00
1996
0.5 +/- ac
18007C00
1995
5.5 +/- ac
18008F01
1989
0.2 +/- ac

Calhoun County, Florida

545.2 +/- Acres

Timber Deed Stands
Section 7, Township 2 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
Timber Deed Stands - 545.2 +/- ac
FL PLSS
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W07_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 2 South, Range 9 West, Section 8

18007E00
1993
113.2 +/- ac
8
18007C00
1995
208.7 +/- ac
18007C00
1995
21.2 +/- ac

Timber Deed Stands
Section 8, Township 2 South, Range 9 West

Calhoun County, Florida

343.1 +/- Acres

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 343.1 +/- ac
Excluded Stands
0
300
600
900
Ft
N

Label Legend
Stand ID
Establishment Year
Stand Size

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W08.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 17

18007C00
1995
341.5 +/- ac
17
18008F01
1989
19.8 +/- ac
McClellan Farm Rd
18007C00
1995
6.8 +/- ac
18007C00
1995
3.6 +/- ac
18008B00
1989
23.6 +/- ac
18007C00
1995
12.5 +/- ac
18007C00
1995
12.2 +/- ac
River Rd
18008E00
1986
7 +/- ac
Jimmy Yon Rd

Calhoun County, Florida

427.0 +/- Acres

Timber Deed Stands
Section 17, Township 2 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 427.0 +/- ac
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W17.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 18

18036C00
1996
46.9 +/- ac
18007C00
1995
4.6 +/- ac
McClellan Farm Rd
18008F01
1989
121.4 +/- ac
18
18008F07
1989
0.4 +/- ac

Calhoun County, Florida

173.2 +/- Acres

Timber Deed Stands
Section 18, Township 2 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
Timber Deed Stands - 173.2 +/- ac
State Road
Paved
FL PLSS
Local Road
Graded
Excluded Stands
N
Ft
0
300
600
900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W18_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 2 South, Range 9 West, Section 19

19
18008F07
1989
233.3 +/- ac
392
CR 392

Calhoun County, Florida

233.3 +/- Acres

Timber Deed Stands
Section 19, Township 2 South, Range 9 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 233.3 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W19.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 20

River Rd
18008B00
1989
44.1 +/- ac
20
Jimmy Yon Rd
River Rd
18008E00
1986
173.4 +/- ac
18008B00
1989
6.2 +/- ac
392
CR 392

Calhoun County, Florida

223.6 +/- Acres

Timber Deed Stands
Section 20, Township 2 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 223.6 +/- ac
Local Road
Graded
Excluded Stands
0
300
600
900
Ft
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W20.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 21

18008C00
1992
4.3 +/- ac
18008E00
1986
10.7 +/- ac
18008C00
1992
56.6 +/- ac
18008E00
1986
7 +/- ac
River Rd
Chipola River
21
SR 71
71
Iola Rd
CHESSER LANDING RD
392
CR-392

Calhoun County, Florida

78.6 +/- Acres

Timber Deed Stands
Section 21, Township 2 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 78.6 +/- ac
Excluded Stands
Ft
0
300
600
900
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W21.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 28

River Rd
392
CR 392
71
SR 71
18009E00
1984
18.6 +/- ac
18010B01
1989
16.5 +/- ac
18010B01
1989
3.1 +/- ac
28
CHESSER LANDING RD
Iola Rd
275
Anderson Rd

Calhoun County, Florida

38.2 +/- Acres

Timber Deed Stands
Section 28, Township 2 South, Range 9 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 38.2 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

Label Legend
Stand ID
Establishment Year
Stand Size

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W28_v2.mxd

St. Joe Company GIS - PF 1/14/11

Note: With respect to the map of the Timber Stands shown on the following page in Section 29, Township 2 South, Range 9 West, to the best of the knowledge of the parties hereto, the portion of the Timber Stand shown as lying in the Southeast 1/4 of the Northeast 1/4 of said Section 29 is incorrectly shown as lying within Section 29 due to a mapping error, and that such portion of the timber actually lies in Section 28, Township 2 South, Range 9 West.

Township 2 South, Range 9 West, Section 29

392
CR 392
River Rd
18009E00
1984
20.4 +/- ac
29
18010B01
1989
15.4 +/- ac
SR 71
71
18010B01
1989
6.2 +/- ac

Calhoun County, Florida

42.0 +/- Acres

Timber Deed Stands
Section 29, Township 2 South, Range 9 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 42.0 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W29.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 31

Clayton Shiver Rd
SR 71
31
71
18010H00
1988
1.2 +/- ac
18010H00
1988
9.9 +/- ac
18010G00
1984
9.2 +/- ac
18010H00
1988
18.5 +/- ac
18010G00
1984
127.2 +/- ac
18010B01
1989
6.3 +/- ac

Timber Deed Stands
Section 31, Township 2 South, Range 9 West

Calhoun County, Florida

172.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 172.3 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR09W31.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 9 West, Section 32

SR 71
71
18010B01
1989
81.2 +/- ac
18010G00
1984
3.4 +/- ac
18010G00
1984
0.2 +/- ac
32
Iola Rd

Timber Deed Stands
Section 32, Township 2 South, Range 9 West

Calhoun County, Florida

84.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 84.8 +/- ac
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T2SR09W32.mxd

St. Joe Company GIS - TS 10/20/10

Note: With respect to the map of the Timber Stands shown on the following page in Section 32, Township 2 South, Range 10 West, to the best of the knowledge of the parties hereto, the portion of the Timber Stand shown as lying in the Southwest 1/4 of said Section 32 is incorrectly shown as lying within Section 32 due to a mapping error, and that such portion of the timber actually lies in Section 5, Township 3 South, Range 10 West.

Township 2 South, Range 10 West, Section 32

Land Rd
Lula Kemp Rd
32
Road 12
Road 13
18037D00
1989
1.7 +/- ac

Timber Deed Stands
Section 32, Township 2 South, Range 10 West

Calhoun County, Florida

1.7 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 1.7 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR10W32.mxd

St. Joe Company GIS - TS 11/15/10

Township 2 South, Range 11 West, Section 1

18038E00
1994
29.1 +/- ac
Buddy Branch
1
18038B00
1993
373.8 +/- ac
Road 1
18038B00
1993
72.1 +/- ac
18038E00
1994
2.9 +/- ac
Polliwog Branch

Calhoun County, Florida

478.0 +/- Acres

Timber Deed Stands
Section 1, Township 2 South, Range 11 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 478.0 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W01.mxd

St. Joe Company GIS - TS 11/15/10

Township 2 South, Range 11 West, Section 2

Stand ID
Establishment Year
Stand Size
18012C00
1995
54.4 +/- ac
18012B00
1994
13.3 +/- ac
18038E00
1994
135.3 +/- ac
2
18012C00
1995
66.4 +/- ac
18038B00
1993
10 +/- ac
West Prong
18012B00
1994
187.7 +/- ac
Buride Branch
18012C00
1995
9.5 +/- ac
East Prong
Cypress Creek

Timber Deed Stands

Section 2, Township 2 South, Range 11 West

Calhoun County, Florida

476.7 +/- Acres

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands -476.7 +/- ac
Local Road
Graded
Excluded Stands
N
Ft
0
300
600
900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W02.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 11 West, Section 3

West Prong
3
18012C00
1995
103.1 +/- ac
18012C00
1995
2.6 +/- ac
18012C00
1995
59.8 +/- ac
18012C00
1995
76.9 +/- ac
18013B00
1993
18 +/- ac
18012G00
1996
5 +/- ac
18014D00
1996
0.8 +/- ac

Calhoun County, Florida

266.3 +/- Acres

Timber Deed Stands
Section 3, Township 2 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 266.3 +/- ac
Local Road | Graded | Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W03.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 11 West, Section 4

West Prong
4
SCOTTS FERRY ROAD
Scotts Ferry Rd
18013B00
1993
18.8 +/- ac
18013B00
1993
1.1 +/- ac

Timber Deed Stands
Section 4, Township 2 South, Range 11 West

Calhoun County, Florida

19.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 19.8 +/- ac
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W04.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 11 West, Section 9

18013B00
1993
74.1 +/- ac
18013B00
1993
63.1 +/- ac
Scotts Ferry Rd.
SCOTTS FERRY ROAD
18014D00
1996
2.9 +/- ac
18013B00
1993
31.3 +/- ac
18014D00
1996
14.6 +/- ac
9
18013C00
1987
8.6 +/- ac
18013B00
1993
1.6 +/- ac
18014E00
1987
10.4 +/- ac
18013B00
1993
15.9 +/- ac
18014B00
1995
149.6 +/- ac
18013B00
1993
6.5 +/- ac
18013C00
1987
3.2 +/- ac
18014B01
1995
6.7 +/- ac

Timber Deed Stands
Section 9, Township 2 South, Range 11 West

Calhoun County, Florida

388.5 +/- Acres

LEGEND

Label Legend
Stand ID
Establishment Year
Stand Size

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 388.5 +/- ac
Local Road	Graded	Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W09.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 11 West, Section 10

18013B00
1993
6.8 +/- ac
18014D00
1996
8.1 +/- ac
18014D00
1996
13.4 +/- ac
18014D00
1996
7.1 +/- ac
18014D00
1996
219.1 +/- ac
10
SCOTTS FERRY ROAD
Scotts Ferry Rd
18014B00
1995
79.2 +/- ac

Timber Deed Stands
Section 10, Township 2 South, Range 11 West

Calhoun County, Florida

333.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 333.6 +/- ac
Local Road	Graded	Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W10.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 11 West, Section 11

18038E00
1994
1.9 +/- ac
18012B00
1994
61 +/- ac
Cypress Creek
18038B00
1993
10.2 +/- ac
18014B00
1995
83.9 +/- ac
Buddy Branch
11
18014B00
1995
24.2 +/- ac
SCOTTS FERRY ROAD
Scotts Ferry Rd

Timber Deed Stands

Section 11, Township 2 South, Range 11 West

Calhoun County, Florida

181.2 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 181.2 +/- ac
Local Road	Graded	Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W11.mxd

St. Joe Company GIS - TS 10/20/10

Township 2 South, Range 11 West, Section 12

Buddy Branch
18038B00
1993
164.6 +/- ac
12
18038B00
1993
335.8 +/- ac
Road 1
Pollywog Branch
Cypress Creek
18014B00
1995
13.7 +/- ac
Scotts Ferry Rd
Water Branch

Calhoun County, Florida

514.1 +/- Acres

Timber Deed Stands
Section 12, Township 2 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 514.1 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W12.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 13

18038B00
1993
12.3 +/- ac
SCOTTS FERRY ROAD
Scotts Ferry Rd
Water Branch
Road 1
Cypress Creek
CR-392
392
COUNTY
13
Road 12
CCC RD. 101
Broad Branch
Rd.101

Timber Deed Stands
Section 13, Township 2 South, Range 11 West

Calhoun County, Florida

12.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 12.3 +/- ac
Excluded Stands
Ft
0
300
600
900
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W13.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 17

18015E01
1987
14.4 +/- ac
18015E00
1987
26.2 +/- ac
18015B00
1994
9.5 +/- ac
18015B00
1994
59.9 +/- ac
18015B00
1994
5.7 +/- ac
18015B00
1994
13.3 +/- ac
17
18015B00
1994
210.7 +/- ac
Rd 17

Timber Deed Stands
Section 17, Township 2 South, Range 11 West

Calhoun County, Florida

339.7 +/- Acres

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 339.7 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W17.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 20

18015B00
1994
0.5 +/- ac
18015B00
1994
8.7 +/- ac
18015B00
1994
0.2 +/- ac
Rd-17
18015B00
1994
7.6 +/- ac
20
18015B00
1994
11 +/- ac

Calhoun County, Florida

28.1 +/- Acres

Timber Deed Stands
Section 20, Township 2 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 28.1 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W20.mxd

St. Joe Company GIS - TS 11/5/10

Township 2 South, Range 11 West, Section 21

18015B00
1994
10.4 +/- ac
21
Rd 17

Timber Deed Stands

Section 21, Township 2 South, Range 11 West

Calhoun County, Florida

10.4 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 10.4 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W21.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 22

18016J00
1993
73.5 +/- ac
22
18016J00
1993
114.3 +/- ac
18016J00
1993
22.7 +/- ac
18015B00
1994
25.5 +/- ac
Rd 17
Rd 101
Road 101
CCC RD. 101

Timber Deed Stands
Section 22, Township 2 South, Range 11 West

Calhoun County, Florida

236.0 +/- Acres

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 236.0 +/- ac
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W22.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 23

Broad Branch
Rd.101
CCC RD. 101
23
Ten Mile Rd
18018G00
1987
18.9 +/- ac
18018G00
1987
8 +/- ac

Timber Deed Stands
Section 23, Township 2 South, Range 11 West

Calhoun County, Florida

26.9 +/- Acres

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 26.9 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W23.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 24

Rd.101
CCC RD. 101
24
Road.12
Pole Branch
18018I00
1992
48.8 +/- ac
18018I00
1992
1.5 +/- ac

Calhoun County, Florida

50.2 +/- Acres

Timber Deed Stands
Section 24, Township 2 South, Range 11 West

LEGEND

Label Legend
Stand ID
Establishment Year
Stand Size

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 50.2 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W24.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 25

18018I00
1992
24.9 +/- ac
25
18018G00
1987
143.9 +/- ac
18018I00
1992
136.5 +/- ac
18020F00
1983
1 +/- ac

Calhoun County, Florida

306.3 +/- Acres

Timber Deed Stands
Section 25, Township 2 South, Range 11 West

LEGEND

Label Legend
Stand ID
Establishment Year
Stand Size

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 306.3 +/- ac
Ft
0
300
600
900
N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T2SR11W25.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 26

26
18018G00
1987
13 +/- ac
18018G00
1987
67.2 +/- ac
18018G00
1987
9.4 +/- ac
18020C00
1987
51.2 +/- ac
18018G00
1987
23.1 +/- ac
18019C00
1996
0.2 +/- ac
Ten Mile Rd
Ten Mile Rd

Calhoun County, Florida

164.1 +/- Acres

Timber Deed Stands
Section 26, Township 2 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 164.1 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W26.mxd

St. Joe Company GIS - TS 10/21/10

Township 2 South, Range 11 West, Section 35

Ten Mile Rd
18020C00
1987
5.6 +/- ac
18020C00
1987
17.5 +/- ac
35
18019C00
1996
144 +/- ac
18020H00
1995
67.6 +/- ac
18020C00
1987
12.3 +/- ac
Ten Mile Rd
18019B00
1987
6.8 +/- ac
18019B00
1987
0.5 +/- ac

Timber Deed Stands
Section 35, Township 2 South, Range 11 West

Calhoun County, Florida

254.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 254.3 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W35.mxd

St. Joe Company GIS - TS 11/5/10

Township 2 South, Range 11 West, Section 36

18018G00
1987
2 +/- ac
18020C00
1987
11.1 +/- ac
18020F00
1983
111.4 +/- ac
18018I00
1992
0.5 +/- ac
18020C00
1987
10.2 +/- ac
36
18020C00
1987
56.1 +/- ac
18019B00
1987
8.4 +/- ac
Ten Mile Rd
18020C00
1987
12.4 +/- ac
18020C00
1987
7.4 +/- ac

Calhoun County, Florida

219.4 +/- Acres

Timber Deed Stands
Section 36, Township 2 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | Timber Deed Stands - 219.4 +/- ac
State Road | Paved | FL PLSS
Local Road | Graded | Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T2SR11W36_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 3 South, Range 9 West, Section 5

18010B01
1989
2 +/- ac
5
Iola Rd

Timber Deed Stands
Section 5, Township 3 South, Range 9 West

Calhoun County, Florida

2 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 2 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR09W05.mxd

St. Joe Company GIS - TS 11/15/10

Township 3 South, Range 9 West, Section 6

18010B01
1989
2.5 +/- ac
18010G00
1984
128.5 +/- ac
18010B01
1989
42.3 +/- ac
6

Calhoun County, Florida

173.3 +/- Acres

Timber Deed Stands
Section 6, Township 3 South, Range 9 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 173.3 +/- ac
Local Road
Graded
Excluded Stands
Label Legend
Stand ID
Establishment Year
Stand Size
Ft
0 300 600 900
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR09W06.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 1

SR 71
Crooked Creek
Coley OBryan Rd
71
1
B.H.Stone Rd
18010F00
1982
69 +/- ac
Park Ave
Bay St
Oak St
Pine St
Sweetwater Creek

Calhoun County, Florida

69.0 +/- Acres

Timber Deed Stands
Section 1, Township 3 South, Range 10 West

LEGEND

County Line, Interstate, Creeks, U.S. Road, County Road, Timber Deed Stands - 69.0 +/- ac, State Road, Paved, FL PLSS, Local Road, Graded, Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W01_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 3 South, Range 10 West, Section 3

Cypress Creek
3
18011D00
1991
26.9 +/- ac
SR-73
73
Dunham Branch
J A Daniels Rd
Pike Price Rd

Timber Deed Stands
Section 3, Township 3 South, Range 10 West

Calhoun County, Florida

26.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 26.9 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W03.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 4

Road 13
18037D00
1989
64.2 +/- ac
4
J A Daniels Rd
18037D00
1989
6 +/- ac

Calhoun County, Florida

70.2 +/- Acres

Timber Deed Stands
Section 4, Township 3 South, Range 10 West

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 70.2 +/- ac
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W04.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 5

Road 13
18037D00
1989
19 +/- ac
18037I02
1982
193.2 +/- ac
Road 12
5
Hall Pond Road
18037G00
1983
11.1 +/- ac
18037I00
1982
43.2 +/- ac

Calhoun County, Florida

266.6 +/- Acres

Timber Deed Stands
Section 5, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 266.6 +/- ac
Excluded Stands
0
300
600
900
Ft
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W05.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 6

6
18020E00
1981
105 +/- ac
Hall Pond Road
Road 12
18020G00
1989
41.6 +/- ac

Timber Deed Stands
Section 6, Township 3 South, Range 10 West

Calhoun County, Florida

146.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — Timber Deed Stands - 146.6 +/- ac
State Road — Paved — FL PLSS
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W06_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 3 South, Range 10 West, Section 7

18020G00
1989
29.5 +/- ac
18020G00
1989
52.3 +/- ac
7
Road 12
18021B00
1989
2.7 +/- ac
18021B00
1989
12.7 +/- ac
18020G00
1989
10.1 +/- ac
Road 11
18021F00
1986
42.3 +/- ac

Calhoun County, Florida

149.6 +/- Acres

Timber Deed Stands
Section 7, Township 3 South, Range 10 West

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 149.6 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W07.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 8

18037I00
1982
81.8 +/- ac
18037G00
1983
113.6 +/- ac
18037B00
1986
2.8 +/- ac
18037B00
1986
2.7 +/- ac
8
Road 12

Calhoun County, Florida

200.8 +/- Acres

Timber Deed Stands
Section 8, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 200.8 +/- ac
Excluded Stands

N

Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W08.mxd

St. Joe Company GIS - TS 11/5/10

Township 3 South, Range 10 West, Section 9

J A Daniels Rd
18037G00
1983
0.1 +/- ac
18037D00
1989
19.5 +/- ac
18037G00
1983
1.7 +/- ac
18037B00
1986
155.7 +/- ac
9
18037G00
1983
31.1 +/- ac
18037G00
1983
0.7 +/- ac

Timber Deed Stands
Section 9, Township 3 South, Range 10 West

Calhoun County, Florida

208.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 208.9 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W09.mxd

St. Joe Company GIS - TS 11/5/10

Township 3 South, Range 10 West, Section 10

J A Daniels Rd
SR 73
73
18037D00
1989
35.3 +/- ac
10
18037G00
1983
18 +/- ac
Dunham Branch
Pike Price Rd
Road 9

Calhoun County, Florida

53.3 +/- Acres

Timber Deed Stands
Section 10, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 53.3 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W10.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 11

SR 73
73
71
11
SR 71
Road 9
18024L00
1986
6.7 +/- ac

Timber Deed Stands
Section 11, Township 3 South, Range 10 West

Calhoun County, Florida

6.7 +/- Acres

LEGEND

Label Legend
Stand ID
Establishment Year
Stand Size

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 6.7 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W11.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 14

18024L00
1986
17.4 +/- ac
14
SR 71
71

Calhoun County, Florida

17.4 +/- Acres

Timber Deed Stands
Section 14, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line, Interstate, Creeks, U.S. Road, County Road, FL PLSS, State Road, Paved, Timber Deed Stands - 17.4 +/- ac, Local Road, Graded, Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W14.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 15

Pike Price Rd
Road 9
18037G00
1983
9.1 +/- ac
18022E00
1981
1.4 +/- ac
18024H00
1981
57.5 +/- ac
Dunham Branch
18024I00
1983
13.8 +/- ac
18024H00
1981
99.7 +/- ac
15
18024H00
1981
62.8 +/- ac
18024I00
1983
10.5 +/- ac

Timber Deed Stands
Section 15, Township 3 South, Range 10 West

Calhoun County, Florida

254.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 254.8 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T3SR10W15.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 16

18037B00
1986
15.6 +/- ac
18037G00
1983
106.3 +/- ac
18022E00
1981
24.4 +/- ac
Road 9
18022E00
1981
7.1 +/- ac
16
18022E00
1981
31 +/- ac
18022F00
1983
45.9 +/- ac
18024H00
1981
2.3 +/- ac
18022I02
1986
140.5 +/- ac
18022H00
1984
54 +/- ac
18022I02
1986
9.3 +/- ac
18022E00
1981
12.9 +/- ac
18024H00
1981
4.4 +/- ac
18022H01
1984
9.6 +/- ac
18022H00
1984
0.5 +/- ac

Calhoun County, Florida

463.8 +/- Acres

Timber Deed Stands
Section 16, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 463.8 +/- ac
Local Road | Graded | Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W16.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 17

18037I00
1982
42.6 +/- ac
18037G00
1983
42.1 +/- ac
18037F00
1990
46 +/- ac
18037I00
1982
13.8 +/- ac
Road 9
17
18022E00
1981
24 +/- ac
18022E00
1981
139 +/- ac
Road 12
18021F00
1986
1.5 +/- ac
18022E00
1981
5.6 +/- ac
18022H00
1984
4.5 +/- ac

Timber Deed Stands
Section 17, Township 3 South, Range 10 West

Calhoun County, Florida

318.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 318.9 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W17.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 18

18021B00
1989
6.4 +/- ac
18021B00
1989
10 +/- ac
18021F00
1986
81.9 +/- ac
18
Road 9
18021F00
1986
26.9 +/- ac
18021F00
1986
28.7 +/- ac
Road 12
18021F00
1986
48.7 +/- ac
18021F00
1986
15.4 +/- ac

Calhoun County, Florida

217.9 +/- Acres

Timber Deed Stands
Section 18, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 217.9 +/- ac
Local Road
Graded
Excluded Stands
N
Ft
0
300
600
900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W18.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 19

18021F00
1986
7.3 +/- ac
18021F00
1986
3.6 +/- ac
18021F00
1986
152.7 +/- ac
19
18022G00
1983
9.4 +/- ac
Road 12
18022F00
1983
13.4 +/- ac
18021F00
1986
21.1 +/- ac

Timber Deed Stands
Section 19, Township 3 South, Range 10 West

Calhoun County, Florida

207.4 +/- Acres

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — Timber Deed Stands - 207.4 +/- ac
State Road — Paved — FL PLSS
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W19_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 3 South, Range 10 West, Section 20

18021F00
1986
1.8 +/- ac
18022H00
1984
69.4 +/- ac
Road 12
18022F00
1983
46.2 +/- ac
18022G00
1983
58.9 +/- ac
20
18022H00
1984
1 +/- ac
18022H01
1984
2 +/- ac
18022F00
1983
86.4 +/- ac

Calhoun County, Florida

265.9 +/- Acres

Timber Deed Stands
Section 20, Township 3 South, Range 10 West

LEGEND

Label Legend
Stand ID
Establishment Year
Stand Size

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 265.9 +/- ac
Local Road	Graded	Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W20.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 21

18024H00
1981
11.7 +/- ac
18022H01
1984
46.9 +/- ac
18022H00
1984
24.3 +/- ac
18022I02
1986
26.8 +/- ac
18022I02
1986
56.7 +/- ac
21
18024L00
1986
7 +/- ac
18022I02
1986
16.3 +/- ac
18024H00
1981
1.1 +/- ac

Calhoun County, Florida

190.8 +/- Acres

Timber Deed Stands
Section 21, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 190.8 +/- ac
Local Road | Graded | Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W21.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 10 West, Section 22

18024I00
1983
5.8 +/- ac
18024H00
1981
39.2 +/- ac
18024L00
1986
14.2 +/- ac
22
18024B00
1992
1.7 +/- ac
County Line Pit Rd

Timber Deed Stands

Section 22, Township 3 South, Range 10 West

Calhoun County, Florida

60.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 60.9 +/- ac
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W22.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 11 West, Section 1

18019B00
1987
1.2 +/- ac
18020C00
1987
13.1 +/- ac
1
18020E00
1981
187.2 +/- ac
Hall Pond Road
Stone Mill Creek
18039C00
1988
42.7 +/- ac
Ten Mile Rd
18039C00
1988
3.9 +/- ac

Calhoun County, Florida

248.2 +/- Acres

Timber Deed Stands
Section 1, Township 3 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 248.2 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR11W01.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 11 West, Section 2

18019B00
1987
0.5 +/- ac
Ten Mile Rd
2
18039B00
1987
43.1 +/- ac
18039C00
1988
96.3 +/- ac
18039C00
1988
1.5 +/- ac
18039C00
1988
0.3 +/- ac

Timber Deed Stands
Section 2, Township 3 South, Range 11 West

Calhoun County, Florida

141.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
Timber Deed Stands - 141.6 +/- ac
FL PLSS
Excluded Stands
N
Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR11W02_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 3 South, Range 11 West, Section 11

18039C00
1988
33.7 +/- ac
18039C00
1988
3.7 +/- ac
18039C00
1988
1.5 +/- ac
18039C00
1988
10.6 +/- ac
18039B00
1987
4.6 +/- ac
18039B00
1987
2.2 +/- ac
18039B00
1987
27.4 +/- ac
Hall Pond Road
11
Road 11
18039B00
1987
5.4 +/- ac
18021E01
1985
10.8 +/- ac
18039B00
1987
50.6 +/- ac
18021D00
1984
65 +/- ac
18039B00
1987
42.5 +/- ac
18021E00
1985
33.7 +/- ac

Calhoun County, Florida

291.7 +/- Acres

Timber Deed Stands
Section 11, Township 3 South, Range 11 West

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- Timber Deed Stands - 291.7 +/- ac
- State Road
- Paved
- FL PLSS
- Local Road
- Graded
- Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR11W11_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 3 South, Range 11 West, Section 12

18039C00
1988
3.6 +/- ac
Hall Pond Road
18039C00
1988
2.2 +/- ac
18020E00
1981
7.3 +/- ac
Ten Mile Rd
18039B00
1987
52.5 +/- ac
Stone Mill Creek
12
Road 11
18039B00
1987
86.6 +/- ac
18021E01
1985
28.7 +/- ac
18021B00
1989
10.7 +/- ac
18021B00
1989
2.5 +/- ac

Timber Deed Stands
Section 12, Township 3 South, Range 11 West

Calhoun County, Florida

194.1 +/- Acres

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 194.1 +/- ac
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR11W12.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 11 West, Section 13

18039B00
1987
8.1 +/- ac
Road 11
18021D01
1984
2.1 +/- ac
18021E01
1985
36.8 +/- ac
Stone Mill Creek
18021B00
1989
0.8 +/- ac
18021B00
1989
4.6 +/- ac
13
18021F00
1986
55.2 +/- ac

Timber Deed Stands
Section 13, Township 3 South, Range 11 West

Calhoun County, Florida

107.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 107.6 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR11W13.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 11 West, Section 14

18039B00
1987
1.4 +/- ac
Road 11
18039B00
1987
8.2 +/- ac
18021D00
1984
59.7 +/- ac
18021D01
1984
57.1 +/- ac
18021E00
1985
141 +/- ac
14
18021D00
1984
47.9 +/- ac
18021D01
1984
41.8 +/- ac
18021E01
1985
28 +/- ac

Timber Deed Stands
Section 14, Township 3 South, Range 11 West

Calhoun County, Florida

385.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 385.3 +/- ac
Local Road	Graded	Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR11W14.mxd

St. Joe Company GIS - TS 10/21/10

Township 3 South, Range 11 West, Section 24

24
18021F00
1986
2.6 +/- ac
18021F00
1986
27.9 +/- ac

Timber Deed Stands
Section 24, Township 3 South, Range 11 West

Calhoun County, Florida

30.5 +/- Acres

LEGEND

Label Legend
Stand ID
Establishment Year
Stand Size
County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 30.5 +/- ac
Local Road
Graded
Excluded Stands
0
300
600
900
Ft
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR11W24.mxd

St. Joe Company GIS - TS 10/21/10

Exhibit A-2
Gulf County Timber Stand Maps
[attached]
Exhiibt A

3

R11W
R10W
R9W
T 3 S
T 4 S
T 5 S
T 6 S
T 7 S
Gulf County
WEWAHITCHKA
Liberty County
Gulf County
22
71
386
387
98

Township 3 South, Range 10 West, Section 26

County Line Pit Rd
18024B00
1992
0.3 +/- ac
18024B00
1992
0.6 +/- ac
26
18024B00
1992
83.9 +/- ac
SR-71
71
Road 14

Gulf County, Florida

84.8 +/- Acres

Timber Deed Stands
Section 26, Township 3 South, Range 10 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 84.8 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T3SR10W26.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 27

County Line Pit Rd
18024B00
1992
365.3 +/- ac
18024B00
1992
29.1 +/- ac
27
18024B00
1992
0.1 +/- ac
18024B00
1992
16.2 +/- ac
18024B00
1992
0.6 +/- ac
Road 14

Timber Deed Stands
Section 27, Township 3 South, Range 10 West

Gulf County, Florida

411.4 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 411.4 +/- ac
Local Road	Graded	Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W27.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 28

18024H00
1981
0 +/- ac
18024H00
1981
93.4 +/- ac
18024B00
1992
18 +/- ac
18024B00
1992
25.5 +/- ac
28
18022C00
1993
235.5 +/- ac
18024B00
1992
0.7 +/- ac
18024B00
1992
1.5 +/- ac
18024B00
1992
13.8 +/- ac
18024B00
1992
10.6 +/- ac

Gulf County, Florida

399.0 +/- Acres

Timber Deed Stands
Section 28, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 399.0 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T3SR10W28.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 29

18022F00
1983
0.9 +/- ac
18022C00
1993
25.2 +/- ac
29
Right Prong
Road 14
Road 12

Gulf County, Florida

26.1 +/- Acres

Timber Deed Stands
Section 29, Township 3 South, Range 10 West

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 26.1 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W29.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 31

Stone Mill Creek
Road 12
31
18028G00
1994
28.3 +/- ac
18028G00
1994
100.6 +/- ac
18028G00
1994
5.4 +/- ac

Gulf County, Florida

134.4 +/- Acres

Timber Deed Stands
Section 31, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 134.4 +/- ac
Local Road
Graded
Excluded Stands
N
0
300
600
900
Ft

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T3SR10W31.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 32

Road 12
Road 14
18022C00
1993
4.9 +/- ac
32
Stone Mill Creek
Right Prong

Timber Deed Stands
Section 32, Township 3 South, Range 10 West

Gulf County, Florida
4.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 4.9 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W32.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 33

18024B00
1992
6.1 +/- ac
18022C00
1993
25.3 +/- ac
18024H00
1981
7.3 +/- ac
18024B00
1992
8.6 +/- ac
18024B00
1992
11.4 +/- ac
18024B00
1992
4.4 +/- ac
Road 14
18024B00
1992
0.1 +/- ac
18023D00
1993
32.3 +/- ac
33
Right Prong
18023B00
1995
3.4 +/- ac

Timber Deed Stands
Section 33, Township 3 South, Range 10 West

Gulf County, Florida
98.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 98.9 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W33.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 34

18024B00
1992
13.8 +/- ac
18024B00
1992
2.4 +/- ac
18024B00
1992
3.3 +/- ac
Road 14
34
18023B00
1995
91.3 +/- ac
18023B00
1995
7.2 +/- ac

Gulf County, Florida

117.9 +/- Acres

Timber Deed Stands
Section 34, Township 3 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 117.9 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T3SR10W34.mxd

St. Joe Company GIS - PF 11/01/10

Township 3 South, Range 10 West, Section 35

18024B00
1992
0 +/- ac
Road 14
18023I00
1996
56.4 +/- ac
35
71
18023D00
1993
22.9 +/- ac
SR 71
18023D00
1993
6.3 +/- ac

Timber Deed Stands
Section 35, Township 3 South, Range 10 West

Gulf County, Florida
85.7 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 85.7 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T3SR10W35.mxd

St. Joe Company GIS - PF 11/01/10

Township 4 South, Range 10 West, Section 7

7
Sandy Branch
18029E00
1991
0.7 +/- ac
22
SR-22

Timber Deed Stands
Section 7, Township 4 South, Range 10 West

Gulf County, Florida
0.7 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 0.7 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W07.mxd

St. Joe Company GIS - PF 11/15/10

Township 4 South, Range 10 West, Section 16

SR 22
22
16
18026B00
1993
56.7 +/- ac
18026B00
1993
45.3 +/- ac
18026B00
1993
74.6 +/- ac
18026B00
1993
16.9 +/- ac
18026B00
1993
14.1 +/- ac

Gulf County, Florida

207.6 +/- Acres

Timber Deed Stands
Section 16, Township 4 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

- County Line
- U.S. Road
- State Road
- Local Road
- Interstate
- County Road
- Paved
- Graded
- Creeks
- FL PLSS
- Timber Deed Stands - 207.6 +/- ac
- Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W16.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 17

22
SR 22
18026B00
1993
18026B00
1993
8.5 +/- ac
18026B00
1993
52.8 +/- ac
17
18026B00
1993
48.8 +/- ac

Gulf County, Florida

110.1 +/- Acres

Timber Deed Stands
Section 17, Township 4 South, Range 10 West

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 110.1 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W17.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 18

22
SR-22
18029E00
1991
3.2 +/- ac
18029E00
1991
13.8 +/- ac
18029E00
1991
16.1 +/- ac
18
Sandy Branch

Gulf County, Florida

33.1 +/- Acres

Timber Deed Stands
Section 18, Township 4 South, Range 10 West

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 33.1 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W18.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 27

18141B00
1989
2.8 +/- ac
18141B00
1989
11.6 +/- ac
27

Timber Deed Stands
Section 27, Township 4 South, Range 10 West

Gulf County, Florida

14.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 14.3 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W27.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 28

18141D00
1995
0.6 +/- ac
18141B00
1989
53.5 +/- ac
18141C00
1990
29.1 +/- ac
18141C00
1990
16 +/- ac
18141B00
1989
37.4 +/- ac
18141C00
1990
61.1 +/- ac
18141C00
1990
89.6 +/- ac
28
18142B00
1989
10.7 +/- ac
18141C00
1990
117.1 +/- ac
18142F00
1990
2.6 +/- ac
18142F00
1990
3.9 +/- ac
18142F00
1990
0.3 +/- ac

Timber Deed Stands
Section 28, Township 4 South, Range 10 West

Gulf County, Florida

422.1 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands - 422.1 +/- ac
- Local Road
- Graded
- Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W28.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 29

18141D00
1995
7.6 +/- ac
18140C00
1989
17.1 +/- ac
18141D00
1995
25.8 +/- ac
18140G00
1995
39.7 +/- ac
18140B00
1989
13.5 +/- ac
18142C00
1989
24.9 +/- ac
18141B00
1989
15.9 +/- ac
18140G00
1995
3.5 +/- ac
18142B00
1989
16.1 +/- ac
18140B00
1989
30.2 +/- ac
29
18142B00
1989
8.6 +/- ac
18142D00
1990
38.7 +/- ac
18142C00
1989
13.9 +/- ac
18140E00
1990
0.3 +/- ac
18142C00
1989
11.5 +/- ac

Timber Deed Stands
Section 29, Township 4 South, Range 10 West

Gulf County, Florida
267.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 267.3 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W29.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 30

18140G00
1995
58.6 +/- ac
18140B00
1989
44.4 +/- ac
18140G00
1995
89.7 +/- ac
30
18140B00
1989
6.3 +/- ac
18140B00
1989
65.5 +/- ac
18140B00
1989
0.2 +/- ac
18140E00
1990
31 +/- ac
18140E00
1990
19.3 +/- ac
18140B00
1989
13.4 +/- ac

Gulf County, Florida

329 +/- Acres

Timber Deed Stands
Section 30, Township 4 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 329 +/- ac
Local Road | Graded | Excluded Stands

N

Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W30.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 31

18143E00
1990
47.2 +/- ac
18143E01
1990
100.9 +/- ac
31
18143E00
1990
3.9 +/- ac
18142C00
1989
2.1 +/- ac
18142F00
1990
2.5 +/- ac
18142F00
1990
13 +/- ac
18143E00
1990
152.4 +/- ac
18144B00
1990
0 +/- ac

Gulf County, Florida

322.0 +/- Acres

Timber Deed Stands

Section 31, Township 4 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 322.0 +/- ac
Local Road
Graded
Excluded Stands
N
0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W31.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 32

18142C00
1989
74.8 +/- ac
18143E00
1990
0.4 +/- ac
18142F00
1990
97.1 +/- ac
32
18142F00
1990
15 +/- ac
18142F00
1990
0.1 +/- ac
18142F00
1990
1.2 +/- ac
18142F00
1990
8.7 +/- ac
18142F00
1990
47.9 +/- ac
18145B00
1990
11.2 +/- ac
18142F00
1990
1.8 +/- ac
18143E00
1990
15 +/- ac
18142F00
1990
22.6 +/- ac
18145B00
1990
3.9 +/- ac
18145B00
1990
2.1 +/- ac

Timber Deed Stands
Section 32, Township 4 South, Range 10 West

Gulf County, Florida
303.2 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 303.2 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W32.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 10 West, Section 33

18141C00
1990
22.8 +/- ac
18142F00
1990
70.6 +/- ac
18141C00
1990
32.1 +/- ac
18147C00
1989
22 +/- ac
18146C01
1990
12.3 +/- ac
18147D00
1990
2.3 +/- ac
18147D00
1990
3.7 +/- ac
33
18146C00
1990
4.4 +/- ac
18146C01
1990
17.8 +/- ac
18147D00
1990
133.6 +/- ac
18147C00
1989
28.1 +/- ac
18146C00
1990
2.5 +/- ac

Timber Deed Stands
Section 33, Township 4 South, Range 10 West

Gulf County, Florida
352.1 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 352.1 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR10W33.mxd

St. Joe Company GIS - PF 11/02/10

Township 4 South, Range 11 West, Section 12

12
Road 12
SR-22
22
Wetappo Creek
18029E00
1991
3.7 +/- ac
18029E00
1991
16.5 +/- ac

Gulf County, Florida

20.2 +/- Acres

Timber Deed Stands

Section 12, Township 4 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 20.2 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR11W12.mxd

St. Joe Company GIS - PF 11/01/10

Township 4 South, Range 11 West, Section 13

SR-22
22
18029E00
1991
3.1 +/- ac
18029E00
1991
64.5 +/- ac
13
Wetappo Creek
Sandy Branch
Jarrott Daniels Road

Gulf County, Florida

67.6 +/- Acres

Timber Deed Stands
Section 13, Township 4 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 67.6 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T4SR11W13.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 10 West, Section 1

386
71
1
Bodie Lister Rd
Tom Smith Branch
SR-71
12316B00
1988
24.5 +/- ac
12315B00
1989
33.6 +/- ac
12315C00
1989

Timber Deed Stands
Section 1, Township 5 South, Range 10 West

Gulf County, Florida
61.0 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 61.0 +/- ac
Local Road	Graded	Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W01.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 10 West, Section 2

386
State Road 386
2
12316B00
1988
25.3 +/- ac
12316B00
1988
5.5 +/- ac
12316B00
1988
22.4 +/- ac
Gator Rd
12316B00
1988
10.6 +/- ac
12316B00
1988
0.4 +/- ac
Tom Smith Branch

Timber Deed Stands
Section 2, Township 5 South, Range 10 West

Gulf County, Florida
64.2 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 64.2 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T5SR10W02.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 10 West, Section 3

3
State Road 386
386
Sheep Island Rd
Gator Rd
18146B00
1986
0 +/- ac
12316B00
1988
59.4 +/- ac
12316D00
1990
4 +/- ac

Gulf County, Florida

63.4 +/- Acres

Timber Deed Stands

Section 3, Township 5 South, Range 10 West

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 63.4 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W03.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 10 West, Section 4

18146C00
1990
7.2 +/- ac
18147D00
1990
50.7 +/- ac
4
18146B00
1986
29.1 +/- ac
18146B00
1986
13.1 +/- ac
18146B00
1986
8.8 +/- ac
State Road 386
386

Timber Deed Stands
Section 4, Township 5 South, Range 10 West

Gulf County, Florida

108.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands - 108.9 +/- ac
- Local Road
- Graded
- Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W04.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 10 West, Section 5

18143E00
1990
5.8 +/- ac
18142F00
1990
2.9 +/- ac
18145B00
1990
10.8 +/- ac
18145B00
1990
3.9 +/- ac
18145B00
1990
18 +/- ac
5
18144B00
1990
82.4 +/- ac
18145B00
1990
28.4 +/- ac
18145B00
1990
7.2 +/- ac

Gulf County, Florida

159.3 +/- Acres

Timber Deed Stands

Section 5, Township 5 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — Timber Deed Stands - 159.3 +/- ac
State Road — Paved — FL PLSS
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W05_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 5 South, Range 10 West, Section 6

18143E00
1990
14.6 +/- ac
18144B00
1990
229.9 +/- ac
18118B00
1993
137.9 +/- ac
6
18118B01
1993
43.8 +/- ac

Timber Deed Stands
Section 6, Township 5 South, Range 10 West

Gulf County, Florida

426.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 426.3 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W06.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 10 West, Section 7

18118B01
1993
1.8 +/- ac
18144B00
1990
16.6 +/- ac
18144B00
1990
41 +/- ac
18145B00
1990
8.8 +/- ac
7

Timber Deed Stands
Section 7, Township 5 South, Range 10 West

Gulf County, Florida
68.2 +/- Acres

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 68.2 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W07.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 10 West, Section 8

18145B00
1990
0.4 +/- ac
18145B00
1990
7.9 +/- ac
18146B00
1986
0.7 +/- ac
8
18145B00
1990
1.8 +/- ac
386
Grassy Rd
12311B00
1986
10 +/- ac
12311E00
1986
52.7 +/- ac
12311B00
1986
32.1 +/- ac
12311B00
1986
0.6 +/- ac
State Road 386

Gulf County, Florida

106.1 +/- Acres

Timber Deed Stands

Section 8, Township 5 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
Timber Deed Stands - 106.1 +/- ac
State Road
Paved
FL PLSS
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T5SR10W08_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 5 South, Range 10 West, Section 9

18146B00
1986
0 +/- ac
18146B00
1986
85.5 +/- ac
386
State Road 386
9
12311B00
1986
19 +/- ac
12311E00
1986
5.5 +/- ac
Grassy Rd
12311B00
1986
6.6 +/- ac

Gulf County, Florida

116.5 +/- Acres

Timber Deed Stands

Section 9, Township 5 South, Range 10 West

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 116.5 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W09.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 10

12316B00
1988
1.1 +/- ac
Sheep Island Rd
12316D00
1990
41.1 +/- ac
12316D00
1990
6.7 +/- ac
10
12316E00
1989
80.1 +/- ac
Grassy Rd
12316E00
1989
61.4 +/- ac
12316E00
1989
5 +/- ac
12314B00
1989
25.3 +/- ac
Woodman Rd
12314C04
1988
1.2 +/- ac

Gulf County, Florida

221.9 +/- Acres

Timber Deed Stands
Section 10, Township 5 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- Timber Deed Stands -221.9 +/- ac
- State Road
- Paved
- FL PLSS
- Local Road
- Graded
- Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W10_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 5 South, Range 10 West, Section 11

12316B00
1988
0.2 +/- ac
12316B00
1988
0.5 +/- ac
12316B00
1988
0.4 +/- ac
12316B00
1988
4.3 +/- ac
12316B00
1988
2.6 +/- ac
12316B00
1988
20.8 +/- ac
Gator Rd
12316D00
1990
3.2 +/- ac
Sheep Island Rd
12315C00
1989
112.8 +/- ac
11
Chase Rd
12315E00
1988
98.8 +/- ac
12314C00
1988
Grassy Rd
12314C00
1988
32.3 +/- ac

Timber Deed Stands
Section 11, Township 5 South, Range 10 West

Gulf County, Florida
275.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 275.8 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W11.mxd

St. Joe Company GIS - PF 11/03/10

Note: With respect to the map of the Timber Stands shown on the following page in Section 12, Township 5 South, Range 10 West, to the best of the knowledge of the parties hereto:
(i)the portion of the Timber Stand shown as lying in a narrow strip along the western boundary of the Southwest 1/4 of the Northwest 1/4 and the Northwest 1/4 of the Southwest 1/4 of said Section 12 is incorrectly shown as lying within Section 12 due to a mapping error, and that such portion of the timber actually lies in Section 11, Township 5 South, Range 10 West; and
(ii) the portion of the Timber Stand shown as lying in the South 1/2 of the Southwest 1/4 of said Section 12 is incorrectly shown as lying within Section 12 due to a mapping error, and that such portion of the timber actually lies in Section 13, Township 5 South, Range 10 West.

Township 5 South, Range 10 West, Section 12

Tom Smith Branch
12315C00
1989
58.5 +/- ac
12315B00
1989
44.9 +/- ac
SR-71
71
12
Chase Rd
Callahan Rd
12315E00
1988
0.3 +/- ac
12315C00
1989
0.2 +/- ac

Gulf County, Florida

103.9 +/- Acres

Timber Deed Stands
Section 12, Township 5 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line, Interstate, Creeks
U.S. Road, County Road, FL PLSS
State Road, Paved, Timber Deed Stands - 103.9 +/- ac
Local Road, Graded, Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W12.mxd

St. Joe Company GIS - PF 11/05/10

Township 5 South, Range 10 West, Section 13

SR 71
71
12315E00
1988
27.5 +/- ac
Callahan Rd
12315E00
1988
113.6 +/- ac
12315C00
1989
130.6 +/- ac
12315D00
1991
78.3 +/- ac
13
12315E00
1988
58.4 +/- ac
Luke Ford Rd
FCO Rd
12313E00
1988
7.7 +/- ac
12312C00
1989
36.4 +/- ac
12312B00
1988
9.4 +/- ac

Timber Deed Stands
Section 13, Township 5 South, Range 10 West

Gulf County, Florida
461.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 461.8 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W13.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 14

12315E00
1988
2.1 +/- ac
12315E00
1988
0.2 +/- ac
Grassy Rd
12314C00
1988
211.6 +/- ac
14
Gator Rd
12315E00
1988
41.4 +/- ac
Luke Ford Rd
12313E00
1988
165.2 +/- ac
12313E00
1988
32.1 +/- ac
FICO Rd

Timber Deed Stands
Section 14, Township 5 South, Range 10 West

Gulf County, Florida
452.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 452.6 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W14.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 15

12316E00
1989
13.2 +/- ac
Grassy Rd
12314B00
1989
69.1 +/- ac
12314C04
1988
232.9 +/- ac
12311B00
1986
6.2 +/- ac
12314C00
1988
60.3 +/- ac
Woodman Rd
15
Luke Ford Rd
12313E00
1988
153.1 +/- ac
12310C00
1986
4.1 +/- ac
Hay Field Rd
Fork Rd
12313E03
1988
5.4 +/- ac
12313E00
1988
29.5 +/- ac

Timber Deed Stands
Section 15, Township 5 South, Range 10 West

Gulf County, Florida
573.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 573.8 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W15.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 16

12311E00
1986
1.9 +/- ac
Grassy Rd
12311B00
1986
151.7 +/- ac
12311B00
1986
39.5 +/- ac
16
Luke Ford Rd
12310C00
1986
127.3 +/- ac
Clay Rd
12310B00
1986
90.1 +/- ac
12310C00
1986
55.2 +/- ac
12309D00
1986
0.2 +/- ac
Airstrip Rd

Gulf County, Florida

465.8 +/- Acres

Timber Deed Stands

Section 16, Township 5 South, Range 10 West

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 465.8 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W16.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 17

State Road 386
386
12311B00
1986
4.6 +/- ac
12311E00
1986
39.3 +/- ac
12311B00
1986
73 +/- ac
12309C00
1986
0.7 +/- ac
12309C00
1986
3.6 +/- ac
12310C00
1986
25.9 +/- ac
12311B00
1986
9 +/- ac
Luke Ford Rd
12310C00
1986
1.5 +/- ac
12310C00
1986
42.2 +/- ac
17
12309C00
1986
88.5 +/- ac
12310C00
1986
54.9 +/- ac
Firebreak 56
12309B00
1986
99.7 +/- ac
12309D00
1986
27 +/- ac
12308C00
1986
21.8 +/- ac
Airstrip Rd
308 Rd

Gulf County, Florida

491.6 +/- Acres

Timber Deed Stands
Section 17, Township 5 South, Range 10 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 491.6 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T5SR10W17.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 20

308 Rd
Airstrip Rd
Firebreak 56
12309B00
1986
17.1 +/- ac
12309D00
1986
21.5 +/- ac
12308C00
1986
231.6 +/- ac
20
Under Hill Rd
12305C00
1986
85.9 +/- ac
21

Timber Deed Stands
Section 20, Township 5 South, Range 10 West

Gulf County, Florida
356.1 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
Timber Deed Stands - 356.1 +/- ac
State Road
Paved
FL PLSS
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W20_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 5 South, Range 10 West, Section 21

12310C00
1986
0.1 +/- ac
12310C00
1986
47 +/- ac
12309D00
1986
12.2 +/- ac
Airstrip Rd
12310B00
1986
148.8 +/- ac
12304C00
1986
27.6 +/- ac
Hay Field Rd
12309B00
1986
11.8 +/- ac
21
12310B00
1986
94.6 +/- ac
12310B00
1986
2.2 +/- ac
12310C00
1986
13.5 +/- ac
12304B00
1986
11.3 +/- ac
12305C00
1986
31.4 +/- ac
12304B03
1986
66.3 +/- ac
Clay Rd
Firebreak 58
12304B00
1986
5.7 +/- ac
12304B00
1986
0.3 +/- ac

Timber Deed Stands
Section 21, Township 5 South, Range 10 West

Gulf County, Florida
472.7 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 472.7 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T5SR10W21.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 22

12310C00
1986
0.4 +/- ac
12313E00
1988
8.6 +/- ac
12310B00
1986
1.3 +/- ac
12304C00
1986
2.1 +/- ac
Hay Field Rd
12313E03
1988
104 +/- ac
12313E00
1988
43.7 +/- ac
Woodman Rd
Fork Rd
22
Morgan Rd

Timber Deed Stands

Section 22, Township 5 South, Range 10 West

Gulf County, Florida

160.1 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 160.1 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W22.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 23

12313E00
1988
52.4 +/- ac
12313E00
1988
76.1 +/- ac
12313B00
1989
35.7 +/- ac
12312D00
1990
0.7 +/- ac
Firebreak 313
23
Woodman Rd
Morgan Rd
FICO Rd

Gulf County, Florida

164.9 +/- Acres

Timber Deed Stands

Section 23, Township 5 South, Range 10 West

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands - 164.9 +/- ac
- Local Road
- Graded
- Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W23.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 24

Luke Ford Rd
12313E00
1988
6.2 +/- ac
12312C00
1989
69 +/- ac
12312B00
1988
159.4 +/- ac
12312D00
1990
19 +/- ac
24
Callahan Rd
FICO Rd
FICO Rd
12312D00
1990
60.9 +/- ac
12312E00
1991
22 +/- ac
12312C00
1989
30.7 +/- ac
12312B00
1988
43.1 +/- ac
Field Loop Rd
12312C00
1989
26.9 +/- ac

Timber Deed Stands
Section 24, Township 5 South, Range 10 West

Gulf County, Florida
439.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 439.3 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T5SR10W24.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 25

Morgan Rd
12312B00
1988
0.7 +/- ac
12312E00
1991
4.1 +/- ac
12312D00
1990
7.7 +/- ac
Field Loop Rd
FICO Rd
25
12312C00
1989
326.8 +/- ac
12312C00
1989
22.8 +/- ac
Johnny Lawrence Ditch Rd

Timber Deed Stands
Section 25, Township 5 South, Range 10 West

Gulf County, Florida
363.5 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 363.5 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W25.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 26

Morgan Rd
12312D00
1990
1.2 +/- ac
FICO Rd
12303B00
1989
87.2 +/- ac
12312C00
1989
2.5 +/- ac
26
12303B00
1989
149.5 +/- ac
12312C00
1989
2.1 +/- ac
12301B04
1988
0.4 +/- ac
Johnny Lawrence Ditch Rd
Firebreak 54

Timber Deed Stands
Section 26, Township 5 South, Range 10 West

Gulf County, Florida
242.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 242.9 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W26.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 27

Fork Rd
Morgan Rd
27
12304B00
1986
66.4 +/- ac
Johnny Lawrence Ditch Rd

Gulf County, Florida

66.4 +/- Acres

Timber Deed Stands

Section 27, Township 5 South, Range 10 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 66.4 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W27.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 28

12304B03
1986
29.9 +/- ac
Dorman Rd
12304B00
1986
312.6 +/- ac
28
Clay Rd
12304B04
1986
90 +/- ac
12305B00
1986
46.4 +/- ac
12305C00
1986
102.4 +/- ac
Firebreak 56
Johnny Lawrence Ditch Rd
12302B01
1986
1 +/- ac

Timber Deed Stands
Section 28, Township 5 South, Range 10 West

Gulf County, Florida
582.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — Timber Deed Stands - 582.3 +/- ac
State Road — Paved — FL PLSS
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W28_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 5 South, Range 10 West, Section 29

12305C00
1986
27.1 +/- ac
29
Dorman Rd
12305B00
1986
176.4 +/- ac
12305C00
1986
224.5 +/- ac
Johnny Lawrence Ditch Rd

Gulf County, Florida

428.0 +/- Acres

Timber Deed Stands
Section 29, Township 5 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
Timber Deed Stands - 428.0 +/- ac
State Road
Paved
FL PLSS
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T5SR10W29_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 5 South, Range 10 West, Section 31

Johnny Lawrence Ditch Rd
12037D00
1991
21.7 +/- ac
12037D00
1991
7.6 +/- ac
31
12037D00
1991
39.7 +/- ac
12037D00
1991
8.7 +/- ac
12037D00
1991
4.1 +/- ac
12037D00
1991
3.3 +/- ac
Firebreak 51

Gulf County, Florida

85.1 +/- Acres

Timber Deed Stands

Section 31, Township 5 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 85.1 +/- ac
Local Road	Graded	Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W31.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 32

Johnny Lawrence Ditch Rd
12305C00
1986
0 +/- ac
12305B00
1986
0.2 +/- ac
32
12037C00
1990
343.6 +/- ac
12037D00
1991
10.4 +/- ac
Firebreak 51

Timber Deed Stands
Section 32, Township 5 South, Range 10 West

Gulf County, Florida

354.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 354.3 +/- ac
Local Road | Graded | Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W32.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 33

Johnny Lawrence Ditch Rd
12037C00
1990
32 +/- ac
12302B01
1986
131.9 +/- ac
33
12302C05
1988
10.8 +/- ac
Firebreak 56
12302C05
1988
34.6 +/- ac
12302C00
1988
9.9 +/- ac
Firebreak 51

Timber Deed Stands
Section 33, Township 5 South, Range 10 West

Gulf County, Florida
219.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 219.3 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W33.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 34

Johnny Lawrence Ditch Rd
34
12302C05
1988
41.9 +/- ac
Firebreak 56
Firebreak 51
Cypress Creek

Gulf County, Florida

41.9 +/- Acres

Timber Deed Stands
Section 34, Township 5 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 41.9 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W34.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 35

Johnny Lawrence Ditch Rd
FICO Rd
Firebreak 54
12301B04
1988
40.5 +/- ac
12301B04
1988
4.9 +/- ac
35
12301B04
1988
157.5 +/- ac
12301B03
1988
107.1 +/- ac
12301B02
1988
31.7 +/- ac
12301B02
1988
3.4 +/- ac
12301B02
1988
5.3 +/- ac
12301B03
1988
1 +/- ac
Firebreak 51

Gulf County, Florida

351.6 +/- Acres

Timber Deed Stands
Section 35, Township 5 South, Range 10 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 351.6 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T5SR10W35.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 10 West, Section 36

FICO Rd
Johnny Lawrence Ditch Rd
12301B03
1988
157.1 +/- ac
12301B01
1988
46.8 +/- ac
12301B00
1988
70.2 +/- ac
36
12301B00
1988
68.1 +/- ac
12301B03
1988
19.7 +/- ac
12301B00
1988
31.7 +/- ac
12301B00
1988
5.4 +/- ac
Firebreak 51

Gulf County, Florida

399.4 +/- Acres

Timber Deed Stands

Section 36, Township 5 South, Range 10 West

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands - 399.4 +/- ac
- Local Road
- Graded
- Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR10W36.mxd

St. Joe Company GIS - PF 11/03/10

Township 5 South, Range 11 West, Section 1

Jarrott Daniels Road
1
JARRET DANIELS RD
18118B00
1993
0.4 +/- ac
18118B01
1993
60 +/- ac
Wetappo Creek

Timber Deed Stands
Section 1, Township 5 South, Range 11 West

Gulf County, Florida
60.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 60.3 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR11W01.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 11 West, Section 12

18118B01
1993
6.1 +/- ac
18118B01
1993
18.4 +/- ac
Wetappo Creek
12
Jarrott Daniels Road
JARRET DANIELS RD
Little Creek

Timber Deed Stands
Section 12, Township 5 South, Range 11 West

Gulf County, Florida
24.5 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 24.5 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR11W12.mxd

St. Joe Company GIS - PF 11/02/10

Township 5 South, Range 11 West, Section 36

Johnny Lawrence Ditch Rd
12037D00
1991
4.7 +/- ac
12037D00
1991
8 +/- ac
36
12036E00
1983
14.1 +/- ac
Firebreak 51

Timber Deed Stands
Section 36, Township 5 South, Range 11 West

Gulf County, Florida
26.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 26.8 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T5SR11W36.mxd

St. Joe Company GIS - PF 11/02/10

Township 6 South, Range 9 West, Section 5

12152E00
1990
1.3 +/- ac
12152E00
1990
0.6 +/- ac
12152E00
1990
2.5 +/- ac
SR 71
5
Magnolia Rd
71
Firebreak 51

Timber Deed Stands
Section 5, Township 6 South, Range 9 West

Gulf County, Florida

4.4 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands - 4.4 +/- ac
- Local Road
- Graded
- Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR09W05.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 9 West, Section 6

SR 71
71
12152E00
1990
284.6 +/- ac
6
12152E00
1990
7.6 +/- ac

Gulf County, Florida

292.5 +/- Acres

Timber Deed Stands
Section 6, Township 6 South, Range 9 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 292.2 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR09W06.mxd

St. Joe Company GIS - PF 10/20/10

Township 6 South, Range 9 West, Section 7

12152B00
1987
89.5 +/- ac
7
12152B00
1987
208.4 +/- ac
SR 71
71

Timber Deed Stands
Section 7, Township 6 South, Range 9 West

Gulf County, Florida
298.0 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 298.0 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR09W07.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 1

12301B03
1988
0.2 +/- ac
12049E06
1985
13.2 +/- ac
12301B00
1988
0.8 +/- ac
12301B00
1988
0.3 +/- ac
12049E06
1985
11.6 +/- ac
12049E00
1985
49.7 +/- ac
12049E06
1985
10.2 +/- ac
1
12049E00
1985
89.2 +/- ac
12049E00
1985
3.9 +/- ac
Firebreak 51
12049D00
1981
39.9 +/- ac
12049E00
1985
12.9 +/- ac
12049E06
1985
14.3 +/- ac

Timber Deed Stands
Section 1, Township 6 South, Range 10 West

Gulf County, Florida
246.2 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 246.2 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR10W01.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 2

12301B02
1988
0.8 +/- ac
12301B02
1988
1.1 +/- ac
12301B02
1988
0.5 +/- ac
12301B03
1988
0.1 +/- ac
12049E06
1985
2.7 +/- ac
Firebreak 51
12049E00
1985
17 +/- ac
12050C00
1985
38.9 +/- ac
12049E06
1985
14.2 +/- ac
12049E00
1985
59.7 +/- ac
12049E00
1985
14.8 +/- ac
12049G00
1993
14.1 +/- ac
2
12050E00
1993
6.8 +/- ac
Cypress Creek
Firebreak 51
12049F00
1985
9.5 +/- ac
12050C00
1985
69.7 +/- ac
12049D00
1981
13.6 +/- ac

Timber Deed Stands
Section 2, Township 6 South, Range 10 West

Gulf County, Florida
263.4 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — Timber Deed Stands -263.4 +/- ac
State Road — Paved — FL PLSS
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W02_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 6 South, Range 10 West, Section 3

12302C05
1988
13 +/- ac
12302C05
1988
0.1 +/- ac
12034B00
1996
4 +/- ac
Firebreak 56
Firebreak 51
12050C00
1985
0.2 +/- ac
12050C00
1985
1 +/- ac
Cypress Creek
12050C00
1985
356.7 +/- ac
3
12050D00
1989
64.9 +/- ac
12050D00
1989
113.5 +/- ac

Timber Deed Stands
Section 3, Township 6 South, Range 10 West

Gulf County, Florida
541.7 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 541.7 +/- ac
Local Road
Graded
Excluded Stands
0
300
600
900
Ft
N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR10W03.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 4

Firebreak 51
12302C00
1988
7.4 +/- ac
12302C05
1988
0.4 +/- ac
12034B00
1996
10.6 +/- ac
12034B00
1996
49.7 +/- ac
12034B00
1996
44.6 +/- ac
12034B00
1996
193.5 +/- ac
Firebreak 56
4
12034B00
1996
0.2 +/- ac
12050C00
1985
12.3 +/- ac
12034B00
1996
36.6 +/- ac
12050D00
1989
58.5 +/- ac
12034B00
1996
14.1 +/- ac

Timber Deed Stands
Section 4, Township 6 South, Range 10 West

Gulf County, Florida
428.0 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 428.0 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T6SR10W04.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 5

12037D00
1991
6 +/- ac
Firebreak 51
12037C00
1990
15.2 +/- ac
12035C01
1996
1.1 +/- ac
12034B00
1996
184.3 +/- ac
5
12034B00
1996
173.6 +/- ac
12034B00
1996
9.9 +/- ac
12034B00
1996
8.1 +/- ac
12034B00
1996
14.4 +/- ac
12034B00
1996
24.3 +/- ac
12034B00
1996
1.1 +/- ac
12033E00
1990
1.4 +/- ac
Firebreak 52

Timber Deed Stands
Section 5, Township 6 South, Range 10 West

Gulf County, Florida

439.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 439.6 +/- ac
Local Road — Graded — Excluded Stands

N

Ft 0 300 600 900

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W05.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 6

12037D00
1991
7.1 +/- ac
Firebreak 51
12037D00
1991
4.9 +/- ac
12037D00
1991
0.1 +/- ac
12035D00
1991
253.7 +/- ac
6
12035C01
1996
264.4 +/- ac
12034B00
1996
12.6 +/- ac
12035C00
1996
24.9 +/- ac
Firebreak 52
12033C00
1992
17.5 +/- ac
12033E00
1990
2.1 +/- ac

Gulf County, Florida

587.3 +/- Acres

Timber Deed Stands
Section 6, Township 6 South, Range 10 West

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 587.3 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W06.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 7

12035C00
1996
5.6 +/- ac
12035C01
1996
4.2 +/- ac
12033C00
1992
7.2 +/- ac
12035C00
1996
12.7 +/- ac
Firebreak 52
12033E001
1990
34.5 +/- ac
7
Firebreak 52
12033B01
1989
99.3 +/- ac
12033C00
1992
91.5 +/- ac
Fire Break 50

Timber Deed Stands
Section 7, Township 6 South, Range 10 West

Gulf County, Florida
255.0 +/- Acres

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 255.0 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR10W07.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 8

12034B00
1996
14.4 +/- ac
12033E00
1990
32.3 +/- ac
8
12033B01
1989
121.4 +/- ac
12032B00
1985
108.5 +/- ac
12032B00
1985
6.9 +/- ac
Firebreak 52
Firebreak 53
12030C00
1993
2 +/- ac
12030C01
1993
6.1 +/- ac

Gulf County, Florida

291.7 +/- Acres

Timber Deed Stands
Section 8, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 291.7 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR10W08.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 9

12034B00
1996
0.1 +/- ac
12034B00
1996
9.9 +/- ac
12050D00
1989
1.6 +/- ac
12031C00
1993
79.7 +/- ac
Firebreak 53
12032B00
1985
35.6 +/- ac
9
Firebreak 56
12030C00
1993
1.6 +/- ac
12030C00
1993
160.7 +/- ac
12032B00
1985
7.1 +/- ac
12031C01
1993
2.8 +/- ac
12030C01
1993
96.6 +/- ac
12030C02
1993
2.8 +/- ac

Timber Deed Stands
Section 9, Township 6 South, Range 10 West

Gulf County, Florida
398.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 398.6 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W09.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 10

12050D00
1989
2.7 +/- ac
12050C00
1985
6 +/- ac
12031B01
1989
0.7 +/- ac
12031C00
1993
85.8 +/- ac
12031B00
1989
84 +/- ac
12031C01
1993
181.6 +/- ac
10
Firebreak-56
12030C00
1993
1 +/- ac
12030C00
1993
4.6 +/- ac
12031C00
1993
7.8 +/- ac

Gulf County, Florida

374.2 +/- Acres

Timber Deed Stands

Section 10, Township 6 South, Range 10 West

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	Timber Deed Stands - 374.2 +/- ac
State Road	Paved	FL PLSS
Local Road	Graded	Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W10_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 6 South, Range 10 West, Section 11

12050C00
1985
13.2 +/- ac
12049D00
1981
4 +/- ac
12031B00
1989
13.7 +/- ac
12031B01
1989
153.9 +/- ac
11
Cypress Creek
Firebreak-54
12051E00
1986
39.1 +/- ac
12051F00
1989
5 +/- ac
12051F00
1989
16.1 +/- ac
12051G00
1990
1.5 +/- ac
12051G00
1990
0.5 +/- ac

Gulf County, Florida

247.0 +/- Acres

Timber Deed Stands

Section 11, Township 6 South, Range 10 West

LEGEND

County Line — Interstate — Creeks

U.S. Road — County Road — Timber Deed Stands - 247.0 +/- ac

State Road — Paved — FL PLSS

Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W11_v2.mxd

St. Joe Company GIS - PF 1/18/11

Township 6 South, Range 10 West, Section 12

12049D00
1981
6.4 +/- ac
12049E00
1985
6.9 +/- ac
12049E06
1985
43.2 +/- ac
12049E00
1985
26.8 +/- ac
12051E00
1986
1.1 +/- ac
12049E00
1985
62.1 +/- ac
12
Firebreak 51
12051E00
1986
48.6 +/- ac
12051E00
1986
85.7 +/- ac
12051F00
1989
5.4 +/- ac
12051G00
1990
1.1 +/- ac
12051E00
1986
7.3 +/- ac

Gulf County, Florida

294.6 +/- Acres

Timber Deed Stands
Section 12, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 294.6 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping\MXD\Legals\T6SR10W12.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 13

12051E00
1986
11.8 +/- ac
12051G00
1990
57.3 +/- ac
Firebreak 51
Cypress Creek
12051E00
1986
43.2 +/- ac
13
12052F00
1990
1.4 +/- ac
12052E00
1989
47.1 +/- ac
12052F00
1990
29.5 +/- ac
12052F00
1990
5.2 +/- ac
12052F00
1990
45.5 +/- ac

Timber Deed Stands
Section 13, Township 6 South, Range 10 West

Gulf County, Florida
241.0 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 241.0 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W13.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 14

Cypress Creek
Firebreak 54
12051G00
1990
168.8 +/- ac
12052G00
1994
67.7 +/- ac
14
12052F00
1990
5.8 +/- ac
12052G01
1994
113.6 +/- ac
Firebreak 56
Ft
0 300 600 900
N

Gulf County, Florida

355.9 +/- Acres

Timber Deed Stands

Section 14, Township 6 South, Range 10 West

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | Timber Deed Stands -355.9 +/- ac
State Road | Paved | FL PLSS
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W14_v2.mxd

St. Joe Company GIS - PF 1/14/11

Township 6 South, Range 10 West, Section 15

12030C00
1993
4.6 +/- ac
12030C00
1993
2.9 +/- ac
12031C00
1993
63.3 +/- ac
15
Firebreak 56
12052G00
1994
39.6 +/- ac
12052G01
1994
0.9 +/- ac
12030B00
1986
10.3 +/- ac
Firebreak 52
Firebreak 54

Gulf County, Florida

121.6 +/- Acres

Timber Deed Stands
Section 15, Township 6 South, Range 10 West

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 121.6 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W15.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 16

12030C01
1993
29.9 +/- ac
12030C00
1993
6.4 +/- ac
12030C01
1993
22.6 +/- ac
Firebreak 52
12030C02
1993
211 +/- ac
16
Firebreak 52
12029D00
1990
51.3 +/- ac
12029D00
1990
0.6 +/- ac

Timber Deed Stands
Section 16, Township 6 South, Range 10 West

Gulf County, Florida
322.0 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 322.0 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W16.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 17

12030C01
1993
10.6 +/- ac
12029D00
1990
8.3 +/- ac
12030C01
1993
11.6 +/- ac
Firebreak 52
12033E00
1990
33.4 +/- ac
12033E00
1990
14.4 +/- ac
12029D00
1990
3.4 +/- ac
17
12029C00
1988
197.9 +/- ac
Firebreak 53
12029D00
1990
121.3 +/- ac
Fire Break 50
12029D00
1990
1.2 +/- ac

Timber Deed Stands
Section 17, Township 6 South, Range 10 West

Gulf County, Florida
402.0 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 402.0 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR10W17.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 18

12033B01
1989
0 +/- ac
12033C00
1992
36 +/- ac
Fire Break 50
12033E00
1990
109.6 +/- ac
18
Fire Break 50
12015I00
1996
9.5 +/- ac
12029C00
1988
2.5 +/- ac
Firebreak 53
Fire Break 50
12015I00
1996
10.2 +/- ac

Gulf County, Florida

167.8 +/- Acres

Timber Deed Stands

Section 18, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 167.8 +/- ac
Local Road | Graded | Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W18.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 19

12015I00
1996
43.9 +/- ac
Firebreak 53
19
12019D00
1996
30.6 +/- ac
CC Road 20
12020C03
1987
10.1 +/- ac
12019D00
1996
10.5 +/- ac
12019D00
1996
18.8 +/- ac
12019B00
1987
1.1 +/- ac
12019C00
1988
3.7 +/- ac

Gulf County, Florida

118.8 +/- Acres

Timber Deed Stands
Section 19, Township 6 South, Range 10 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 118.8 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W19.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 20

12029D00
1990
0.7 +/- ac
12029D00
1990
73.8 +/- ac
Fire Break 50
20
12029D00
1990
2.9 +/- ac
12019C00
1988
260.6 +/- ac
12019B00
1987
53.4 +/- ac

Timber Deed Stands
Section 20, Township 6 South, Range 10 West

Gulf County, Florida
391.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 391.3 +/- ac
Local Road
Graded
Excluded Stands
0 300 600 900 Ft
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W20.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 21

Firebreak 52
12029D00
1990
279.5 +/- ac
21
Firebreak 54
12019B00
1987
49.3 +/- ac
Fire Break 50

Timber Deed Stands
Section 21, Township 6 South, Range 10 West

Gulf County, Florida
328.8 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 328.8 +/- ac
Local Road
Graded
Excluded Stands

Ft
0 300 600 900

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR10W21.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 22

Firebreak 52
12029B00
1986
7.1 +/- ac
Firebreak 54
Firebreak 54
Grassy Rd
22
12028C02
1986
39.8 +/- ac

Timber Deed Stands
Section 22, Township 6 South, Range 10 West

Gulf County, Florida
46.9 +/- Acres

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 46.9 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W22.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 23

23
Grassy Rd
Firebreak 56
Firebreak 53 East
Firebreak 51
12028C02
1986
7.1 +/- ac

Gulf County, Florida

7.1 +/- Acres

Timber Deed Stands
Section 23, Township 6 South, Range 10 West

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 7.1 +/- ac
Local Road | Graded | Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W23.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 24

12052F00
1990
37.5 +/- ac
Cypress Creek
Firebreak 51
24
Firebreak 50A
Firebreak 56
SR 71
71

Gulf County, Florida

37.5 +/- Acres

Timber Deed Stands

Section 24, Township 6 South, Range 10 West

LEGEND

County Line, Interstate, Creeks, U.S. Road, County Road, FL PLSS, State Road, Paved, Timber Deed Stands - 37.5 +/- ac, Local Road, Graded, Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W24.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 25

Firebreak 56
71
12026C00
1983
37.7 +/- ac
Firebreak 50A
25
SR-71

Gulf County, Florida

37.7 +/- Acres

Timber Deed Stands

Section 25, Township 6 South, Range 10 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 37.7 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W25.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 26

12028C02
1986
8.6 +/- ac
Firebreak 53 East
Firebreak 56
12027D00
1987
100.7 +/- ac
26
Firebreak 50A

Timber Deed Stands
Section 26, Township 6 South, Range 10 West

Gulf County, Florida
109.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 109.3 +/- ac
Local Road
Graded
Excluded Stands
N
0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W26.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 27

12028C02
1986
52.9 +/- ac
27
Firebreak 33
12022F00
1986
55.5 +/- ac
Firebreak 53 East
12023G00
1993
13.8 +/- ac
Fire Break 50

Gulf County, Florida

122.2 +/- Acres

Timber Deed Stands
Section 27, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line, Interstate, Creeks, U.S. Road, County Road, FL PLSS, State Road, Paved, Timber Deed Stands - 122.2 +/- ac, Local Road, Graded, Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W27.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 28

12019B00
1987
13.2 +/- ac
Firebreak 54
Firebreak 34
Fire Break 50
12022F00
1986
26.1 +/- ac
28
12022F00
1986
15.3 +/- ac
12022F00
1986
45.5 +/- ac
12022F00
1986
7.7 +/- ac
Firebreak 33
12022F00
1986
0.2 +/- ac

Gulf County, Florida

107.9 +/- Acres

Timber Deed Stands
Section 28, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 107.9 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W28.mxd

St. Joe Company GIS - PF 11/08/10

Township 6 South, Range 10 West, Section 29

12019C00
1988
35.9 +/- ac
Firebreak 54
29
12019B00
1987
351.7 +/- ac
Firebreak 28
12022F00
1986
85.6 +/- ac
CC Road 20

Timber Deed Stands
Section 29, Township 6 South, Range 10 West

Gulf County, Florida
473.2 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 473.2 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W29.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 30

12019C00
1988
0.4 +/- ac
12019D00
1996
52.9 +/- ac
12020C03
1987
8.8 +/- ac
12019B00
1987
148.3 +/- ac
30
CC Road 20
12020D00
1988
5.6 +/- ac
Firebreak 53

Timber Deed Stands
Section 30, Township 6 South, Range 10 West

Gulf County, Florida
216.0 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 216.0 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W30.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 31

12020D00
1988
21.1 +/- ac
12019B00
1987
0.1 +/- ac
Firebreak 53
Firebreak 54
Firebreak 54
Firebreak 54
Firebreak 54
12020D00
1988
2.3 +/- ac
31
Intracoastal Waterway
Firebreak 53
Firebreak 22

Gulf County, Florida

23.4 +/- Acres

Timber Deed Stands

Section 31, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 23.4 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W31.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 32

Firebreak 54
12019B00
1987
8.1 +/- ac
12022F00
1986
2.2 +/- ac
Firebreak 28
12022D00
1984
47.9 +/- ac
12022F00
1986
20.7 +/- ac
32
CC Road 20
12022F00
1986
8.8 +/- ac
Firebreak 33
12021G00
1986
52.7 +/- ac
12021H00
1991
1.2 +/- ac

Gulf County, Florida

141.6 +/- Acres

Timber Deed Stands

Section 32, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 141.6 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W32.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 33

Firebreak 28
Firebreak 33
Firebreak 34
Firebreak 35
Firebreak 53 East
CC Road 20
12022F00
1986
10 +/- ac
12022F00
1986
23 +/- ac
33
12022F00
1986
139.3 +/- ac
12021G00
1986
8.3 +/- ac

Timber Deed Stands
Section 33, Township 6 South, Range 10 West

Gulf County, Florida

180.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands - 180.6 +/- ac
- Local Road
- Graded
- Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W33.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 34

12022F00
1986
0.2 +/- ac
12022F00
1986
0.1 +/- ac
12023G00
1993
114.1 +/- ac
12023G01
1993
2 +/- ac
12023G01
1993
21.8 +/- ac
12023G01
1993
50.4 +/- ac
Fire Break 50
Firebreak 53 East
Firebreak 34
34

Timber Deed Stands
Section 34, Township 6 South, Range 10 West

Gulf County, Florida
188.6 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 188.6 +/- ac
Local Road | Graded | Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W34.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 35

12027D00
1987
38.3 +/- ac
12027D00
1987
44.9 +/- ac
12026G00
1996
18.5 +/- ac
12023G01
1993
90.6 +/- ac
12026E01
1985
16.8 +/- ac
12026F00
1988
25.8 +/- ac
12026G00
1996
11.9 +/- ac
12026E01
1985
15.8 +/- ac
35
Fire Break 50
Firebreak 50A
Firebreak 34
SR 71
71

Gulf County, Florida

262.6 +/- Acres

Timber Deed Stands
Section 35, Township 6 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 262.6 +/- ac
Local Road
Graded
Excluded Stands
0 300 600 900 Ft
N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W35.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 10 West, Section 36

SR 71
12026F00
1988
48.3 +/- ac
36
71
Fire Break 50
387
Douglas Landing Road
Firebreak 50

Gulf County, Florida

48.3 +/- Acres

Timber Deed Stands
Section 36, Township 6 South, Range 10 West

LEGEND

County Line
U.S. Road
State Road
Local Road
Interstate
County Road
Paved
Graded
Creeks
FL PLSS
Timber Deed Stands - 48.3 +/- ac
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR10W36.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 1

12036F00
1986
24.5 +/- ac
12035D00
1991
60.3 +/- ac
1
12036H00
1991
35.1 +/- ac
Firebreak 51
12035B00
1993
22 +/- ac
12035C00
1996
47.2 +/- ac

Gulf County, Florida

189.1 +/- Acres

Timber Deed Stands

Section 1, Township 6 South, Range 11 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 189.1 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W01.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 2

386
State Road 386
Fire Break 50
Road 50
Fire Break 50
2
12036F00
1986
74 +/- ac
12036H00
1991
201.7 +/- ac
12013G00
1991
11.2 +/- ac
Roberts Landing Road
Firebreak 51

Gulf County, Florida

286.8 +/- Acres

Timber Deed Stands

Section 2, Township 6 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 286.8 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W02.mxd

St. Joe Company GIS - PF 11/05/10

Township 6 South, Range 11 West, Section 4

5th Street
Whitfield Rd
386
State Road 386
12012F01
1990
57.5 +/- ac
4
Firebreak 210
Firebreak 214
12012F01
1990
37.3 +/- ac
Timber Deed Stands
Section 4, Township 6 South, Range 11 West
Gulf County, Florida
94.8 +/- Acres
LEGEND
Label Legend
Stand ID
Establishment Year
Stand Size
County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 94.8 +/- ac
Local Road
Graded
Excluded Stands
N
0 300 600 900 Ft
I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W04.mxd
St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 8

Firebreak 214
12012F01
1990
3.1 +/- ac
12012F01
1990
54.9 +/- ac
8
Firebreak 211
Intracoastal Waterway

Gulf County, Florida

58.1 +/- Acres

Timber Deed Stands
Section 8, Township 6 South, Range 11 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 58.1 +/- ac
Local Road
Graded
Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W08.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 9

12012F01
1990
233.7 +/- ac
Firebreak 210B
9
Firebreak 211
Firebreak 210

Gulf County, Florida

233.7 +/- Acres

Timber Deed Stands

Section 9, Township 6 South, Range 11 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 233.7 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W09.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 10

Firebreak 214
12012F01
1990
0.4 +/- ac
Firebreak 210B
Roberts Landing Road
10
Firebreak 211
Firebreak 210
12017B00
1995
43.9 +/- ac

Timber Deed Stands
Section 10, Township 6 South, Range 11 West

Gulf County, Florida
44.3 +/- Acres

LEGEND

Label Legend
Stand ID
Establishment Year
Stand Size

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 44.3 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W10.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 11

Fire Break 50
12036H00
1991
4.1 +/- ac
12035B00
1993
4.1 +/- ac
12013G00
1991
8.5 +/- ac
Firebreak 51
12015D00
1984
26.8 +/- ac
Roberts Landing Road
Firebreak 211
Firebreak 211
11
12015G00
1994
98.1 +/- ac
12013E00
1994
27.4 +/- ac
12015H00
1995
3 +/- ac
12015E01
1991
36.6 +/- ac
12015F00
1992
10.6 +/- ac
12017B00
1995
6.6 +/- ac
12013F00
1995
8.6 +/- ac
12013E00
1994
30.3 +/- ac
12015G00
1994
22.7 +/- ac
12015E00
1991
16.2 +/- ac

Timber Deed Stands
Section 11, Township 6 South, Range 11 West

Gulf County, Florida

303.5 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 303.5 +/- ac
Local Road — Graded — Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W11.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 12

12035B00
1993
12.2 +/- ac
Fire Break 50
12015G00
1994
2.1 +/- ac
12035C00
1996
183.7 +/- ac
Road 50
12
Fire Break 50
Road 50
12015H00
1995
122.5 +/- ac
Fire Break 50
12015G00
1994
28.2 +/- ac
12015F00
1992
21.7 +/- ac
12015F00
1992
6.1 +/- ac
Firebreak 52
Fire Break 50

Timber Deed Stands
Section 12, Township 6 South, Range 11 West

Gulf County, Florida
376.5 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 376.5 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W12.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 13

Fire Break 50
12015F00
1992
3.2 +/- ac
12015F00
1992
8 +/- ac
12015G00
1994
25.5 +/- ac
12015E00
1991
4.1 +/- ac
12015G00
1994
4.6 +/- ac
12015E00
1991
103.7 +/- ac
Firebreak 52
13
12015F00
1992
87.6 +/- ac
12015G00
1994
122 +/- ac
12015I00
1996
1 +/- ac
12015I00
1996
11.9 +/- ac
12015D00
1984
4.3 +/- ac
CC Road 20

Timber Deed Stands
Section 13, Township 6 South, Range 11 West

Gulf County, Florida
375.7 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 375.7 +/- ac
Local Road
Graded
Excluded Stands
Ft
0
300
600
900
N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR11W13.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 14

12013E00
1994
10.3 +/- ac
12015G00
1994
5.8 +/- ac
12015E01
1991
3.5 +/- ac
12017B00
1995
29.7 +/- ac
12013F00
1995
18.4 +/- ac
Firebreak 51
14
12015E00
1991
172.1 +/- ac
12015F00
1992
36.4 +/- ac
Roberts Landing Road
12015D00
1984
42.3 +/- ac
Intracoastal Waterway
CC Road 20

Gulf County, Florida

318.5 +/- Acres

Timber Deed Stands
Section 14, Township 6 South, Range 11 West

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 318.5 +/- ac
Local Road
Graded
Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W14.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 15

Firebreak 210
12017B00
1995
153.4 +/- ac
15
Intracoastal Waterway

Gulf County, Florida

153.4 +/- Acres

Timber Deed Stands
Section 15, Township 6 South, Range 11 West

LEGEND

- County Line
- Interstate
- Creeks
- U.S. Road
- County Road
- FL PLSS
- State Road
- Paved
- Timber Deed Stands - 153.4 +/- ac
- Local Road
- Graded
- Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W15.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 23

CC Road 20
12015D00
1984
0.7 +/- ac
Gas Line Rd
23
Intracoastal Waterway
Firebreak 30

Gulf County, Florida

0.7 +/- Acres

Timber Deed Stands

Section 23, Township 6 South, Range 11 West

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 0.7 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W23.mxd

St. Joe Company GIS - PF 11/15/10

Township 6 South, Range 11 West, Section 24

12015D00
1984
5.1 +/- ac
12015I00
1996
87.1 +/- ac
CC Road 20
24
Intracoastal Waterway
Firebreak 53
12019D00
1996
4.6 +/- ac
12020C03
1987
14.7 +/- ac
Firebreak 30
Firebreak 53

Timber Deed Stands
Section 24, Township 6 South, Range 11 West

Gulf County, Florida
111.5 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 111.5 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W24.mxd

St. Joe Company GIS - PF 11/05/10

Township 6 South, Range 11 West, Section 25

Intracoastal Waterway
25
Firebreak 53
Firebreak 53
Firebreak 30
12020D00
1988
25.4 +/- ac
12020D00
1988
1.5 +/- ac

Timber Deed Stands
Section 25, Township 6 South, Range 11 West

Gulf County, Florida
26.9 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line, Interstate, Creeks
U.S. Road, County Road, FL PLSS
State Road, Paved, Timber Deed Stands - 26.9 +/- ac
Local Road, Graded, Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T6SR11W25.mxd

St. Joe Company GIS - PF 11/04/10

Township 6 South, Range 11 West, Section 36

12020D00
1988
26.3 +/- ac
Firebreak 21
Firebreak 30
36
Intracoastal Waterway
Firebreak 22
Firebreak 22

Timber Deed Stands
Section 36, Township 6 South, Range 11 West

Gulf County, Florida
26.3 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 26.3 +/- ac
Local Road
Graded
Excluded Stands

N

Ft
0 300 600 900

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T6SR11W36.mxd

St. Joe Company GIS - PF 11/04/10

Township 7 South, Range 10 West, Section 2

Firebreak 34
Firebreak 50A
SR 71
12024D00
1994
76 +/- ac
2
71
12024D01
1994
21.2 +/- ac
12024D02
1994
86.1 +/- ac
Firebreak 58

Timber Deed Stands
Section 2, Township 7 South, Range 10 West

Gulf County, Florida
294.5 +/- Acres

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 294.5 +/- ac
Local Road	Graded	Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T7SR10W02.mxd

St. Joe Company GIS - PF 11/04/10

Township 7 South, Range 10 West, Section 3

3
12023H00
1994
66.3 +/- ac
12024D00
1994
21.4 +/- ac
12024D01
1994
148.9 +/- ac
12024D02
1994
1.9 +/- ac
Firebreak 50A
CC Road 20

Gulf County, Florida

238.5 +/- Acres

Timber Deed Stands

Section 3, Township 7 South, Range 10 West

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 238.5 +/- ac
Local Road — Graded — Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T7SR10W03.mxd

St. Joe Company GIS - PF 11/04/10

Township 7 South, Range 10 West, Section 4

12021G00
1986
8.6 +/- ac
12022F00
1986
14.7 +/- ac
Firebreak 53 East
Firebreak 31
4
12021E01
1984
46.4 +/- ac
CC Road 20
Firebreak 53
12021E00
1984
5.9 +/- ac

Gulf County, Florida

75.6 +/- Acres

Timber Deed Stands
Section 4, Township 7 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line — Interstate — Creeks
U.S. Road — County Road — FL PLSS
State Road — Paved — Timber Deed Stands - 75.6 +/- ac
Local Road — Graded — Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T7SR10W04.mxd

St. Joe Company GIS - PF 11/04/10

Township 7 South, Range 10 West, Section 5

12021G00
1986
41.5 +/- ac
Firebreak 53
Firebreak 33
12021H00
1991
182.1 +/- ac
5
Firebreak 31
12021E01
1984
14.4 +/- ac
Intracoastal Waterway
12021E00
1984
102 +/- ac
Firebreak 53

Gulf County, Florida

340.0 +/- Acres

Timber Deed Stands
Section 5, Township 7 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line
Interstate
Creeks
U.S. Road
County Road
FL PLSS
State Road
Paved
Timber Deed Stands - 340.0 +/- ac
Local Road
Graded
Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping
\MXD\Legals\T7SR10W05.mxd

St. Joe Company GIS - PF 11/04/10

Township 7 South, Range 10 West, Section 8

pg 198

12021E00
1984
10.4 +/- ac
Intracoastal Waterway
Firebreak 53
8
Firebreak 23
Gulf County Canal

Gulf County, Florida

10.4 +/- Acres

Timber Deed Stands

Section 8, Township 7 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line | Interstate | Creeks
U.S. Road | County Road | FL PLSS
State Road | Paved | Timber Deed Stands - 10.4 +/- ac
Local Road | Graded | Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T7SR10W08.mxd

St. Joe Company GIS - PF 11/04/10

Township 7 South, Range 10 West, Section 9

Firebreak 53
Intracoastal Waterway
Gulf Co Canal
Gulf County Canal
Nekton Road
Nekton Road
12025C01
1983
69.7 +/- ac

Gulf County, Florida

69.7 +/- Acres

Timber Deed Stands

Section 9, Township 7 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line, Interstate, Creeks, U.S. Road, County Road, FL PLSS, State Road, Paved, Timber Deed Stands - 69.7 +/- ac, Local Road, Graded, Excluded Stands

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T7SR10W08.mxd

St. Joe Company GIS - PF 11/08/10

Township 7 South, Range 10 West, Section 10

12024D01
1994
23.5 +/- ac
CC Road 20
12024D02
1994
22.3 +/- ac
Lilac St
12025C01
1983
17.1 +/- ac
12025C03
1983
95.6 +/- ac
Gardenia St
Sealy Drive
Intracoastal Waterway
SR-71
71
Nekton Road

Timber Deed Stands
Section 10, Township 7 South, Range 10 West

Gulf County, Florida
158.5 +/- Acres

LEGEND

- County Line
- U.S. Road
- State Road
- Local Road
- Interstate
- County Road
- Paved
- Graded
- Creeks
- FL PLSS
- Timber Deed Stands - 158.5 +/- ac
- Excluded Stands

Label Legend
Stand ID
Establishment Year
Stand Size

N

0 300 600 900 Ft

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T7SR10W10.mxd

St. Joe Company GIS - PF 11/04/10

Township 7 South, Range 10 West, Section 11

12024D02
1994
50.7 +/- ac
W. Beaty Ave
Lilac St
Honeysuckle St
Dahlia Drive
Caladium Drive
Begonia Drive
SR 71
E. Beaty Drive
CC Road 20
Gardenia St
Vounteer Dr
Joe Avenue
11
Robert St
Charles Avenue
71
Sealy Drive
Searcy St
Cedar St
Wimico Dr
Steble Dr

Gulf County, Florida

50.7 +/- Acres

Timber Deed Stands
Section 11, Township 7 South, Range 10 West

Label Legend
Stand ID
Establishment Year
Stand Size

LEGEND

County Line	Interstate	Creeks
U.S. Road	County Road	FL PLSS
State Road	Paved	Timber Deed Stands - 50.7 +/- ac
Local Road	Graded	Excluded Stands

0 300 600 900 Ft

N

I:\TimberlandData\Tranche 1 Mapping \MXD\Legals\T7SR10W10.mxd

St. Joe Company GIS - PF 11/08/10

Exhibit B
Legal Description of the Property
     The Property consists of (i) that certain real property located in Calhoun County, Florida, more particularly described on Exhibit B-1 attached hereto and made a part hereof; and (ii) that certain real property located in Gulf County, Florida, more particularly described on Exhibit B-2 attached hereto and made a part hereof.
[remainder of page intentionally left blank]
Exhibit B

Exhibit B-1
Legal Description of the Property — Calhoun County
TOWNSHIP 2 SOUTH, RANGE 11 WEST, CALHOUN COUNTY, FLORIDA:
Section 1: All;
Section 2: All, less those portions deeded for road rights of way and less that portion conveyed to Gulf Power Company in Deed Book G-2, Page 45 and Deed Book 74, Page 364;
Section 3: All, less those portions deeded for road rights of way and less that portion conveyed to Gulf Power Company in Deed Book G-2, Page 45 and Deed Book 74, Page 364;
Section 4: All;
Section 9: All, less those portions deeded for road rights of way and less that portion conveyed to Gulf Power Company in Deed Book G-2, Page 45 and Deed Book 74, Page 364;
Section 10: All, less those portions deeded for road rights of way and less and exception that portion conveyed to Gulf Power Company in Deed Book G-2, Page 43 and Deed Book 74, Page 355, and less the Southeast 1/4;
Section 11: The North 1/2; and the Southeast 1/4;
Section 12: All;
Section 13: The East 1/2; the Northwest 1/4 of the Northwest 1/4; the East 1/2 of the Northwest 1/4; the Southwest 1/4 of the Southwest 1/4, less road right of way and less and except that portion conveyed to the State of Florida in Deed Book D-2, Page 527;
Section 14: The North 1/2 of the Northeast 1/4; the Southwest 1/4 of the Northeast 1/4; the Southeast 1/4 of the Northwest 1/4; the Northeast 1/4 of the Southwest 1/4; and the South 1/2 of the South 1/2;
Section 17: All, less those portions deeded for road rights of way and less that portion conveyed to Gulf Power Company in Deed Book G-2, Page 45 and Deed Book 74, Page 364;
Section 20: All;
Section 21: All;
Section 22: All;
Section 23: All;
Exhibit B

Section 24: All;
Section 25: All;
Section 26: All;
Section 27: The East 1/2 of the Southeast 1/4;
Section 35: All; and
Section 36: All.
TOWNSHIP 3 SOUTH, RANGE 11 WEST, CALHOUN COUNTY, FLORIDA;
Section 1: All;
Section 2: All;
Section 11: All;
Section 12: All;
Section 13: All;
Section 14: All;
Section 23: All; and
Section 24: All.
TOWNSHIP 3 SOUTH, RANGE 10 WEST, CALHOUN COUNTY, FLORIDA:
Section 1: All, less the West 1/2 of the Northwest 1/4 and less that portion lying South and West of Chipola River;
Section 3: The West 1/2 of the Southwest 1/4, the West 1/2 of the Southeast 1/4 lying South of State Road No. 73; the West 565 feet of the South 1155 feet of the Southeast 1/4 of the Southwest 1/4, a portion of the Northeast 1/4 of the Southwest 1/4 described as follows: Begin at the northeast corner of the Northeast 1/4 of the Southwest 1/4 of Section 3, Township 3 South, Range 10 West, and run thence South 495 feet, run thence West 1320 feet, run thence North 495 feet, run thence East 1320 feet to the point of beginning, and the Northwest 1/4 lying South and West of State Road No. 73 less and except a parcel described as follows: Begin at the Southeast corner of said Northwest 1/4 of said Section 3, and run thence North 420 feet, thence West 420 feet, thence South 420 feet, thence East 420 feet to the point of beginning;
Exhibit B

Section 4: The Northeast 1/4, the East 1/2 of the Southeast 1/4, the Northwest 1/4 of the Southeast 1/4, the East 1/2 of the Northwest 1/4, the East 1/2 of the West 1/2 of the Northwest 1/4, and the West 1/2 of the Southwest 1/4;
Section 5: The Southwest 1/4 of the Northeast 1/4, the West 1/2 of the Northwest 1/4, the Southeast 1/4 of the Northwest 1/4, and the South 1/2;
Section 6: All;
Section 7: All;
Section 8: All;
Section 9: The North 1/2, the Southwest 1/4, and the South 1/2 of the Southeast 1/4;
Section 10: The North 1/2 of the Northeast 1/4, the Northwest 1/4 of the Northwest 1/4, the South 1/2 of the North 1/2, the Southwest 1/4 of the Southwest 1/4, the East 1/2 of the Southwest 1/4, and the Southeast 1/4 less and except that parcel containing approximately 3.6 acres described in OR Book 235, Page 248;
Section 11: The West 1/2 of the West 1/2 lying westerly of State Road 73;
Section 14: The West 1/2 of the West 1/2;
Section 15: All;
Section 16: All;
Section 17: All;
Section 18: All;
Section 19: All;
Section 20: All;
Section 21: All;
Section 22: The North 1/2, the Southwest 1/4 of the Southeast 1/4, the North 1/2 of the Southeast 1/4, the West 1/2 of the Southwest 1/4, the Northeast 1/4 of the Southwest 1/4, and the North 1/2 of the Southeast 1/4 of the Southwest 1/4;
Section 23: The West 1/2 of the Northwest 1/4, the Southwest 1/4 of the Southeast 1/4, the Southeast 1/4 of the Southwest 1/4, and the West 1/2 of the Southwest 1/4.
Exhibit B

TOWNSHIP 1 NORTH, RANGE 9 WEST, CALHOUN COUNTY, FLORIDA:
Section 31: The East 1/2 of the Southeast 1/4; the Southwest 1/4 of the Southeast 1/4; the Southeast 1/4 of the Northeast 1/4; and that portion of the East 1/2 of the Southwest 1/4 lying South of State Road 20.;
Section 32: The West 1/2 of the Southwest 1/4 and the Southwest 1/4 of the Northwest 1/4 less and except (i) any portion of the property conveyed to Calhoun County for right of way as recorded in Official Record Book 285, Page 171, and (ii) Parcel 1 as described in Special Warranty Deed from St. Joe Timberland Company of Delaware, L.L.C. to Kenneth B. Jones, dated July 19, 2004 and recorded in Official Record Book 289, Page 366.
TOWNSHIP 1 SOUTH, RANGE 9 WEST, CALHOUN COUNTY, FLORIDA:
Section 6: All, less and except the Northwest 1/4 of the Northwest 1/4 of the Northwest 1/4 and less that portion lying South of State Road 20 and East of Chipola River;
Section 7: All, less and except that portion north and east of the Chipola River;
Section 8: All that portion of the Northwest 1/4 and the South 1/2 lying west of the Chipola River;
Section 17: All lying West of Chipola River;
Section 18: All;
Section 19: All;
Section 20: The North 1/2 of the Northwest 1/4; and the remainder of the Section lying West of Chipola River;
Section 29: All lying West of Chipola River;
Section 30: All;
Section 31: The East 1/2 of the Northeast 1/4;
Section 32: The Northwest 1/4 of the Northeast 1/4 lying South and West of the Chipola River, the Southwest 1/4 of the Northeast 1/4, the Northwest 1/4, the East 1/2 of the Southwest 1/4, and the Southeast 1/4; and
Section 33: That portion of the Southwest 1/4 of the Southwest 1/4 lying South and West of Chipola River.
Exhibit B

TOWNSHIP 2 SOUTH, RANGE 9 WEST, CALHOUN COUNTY, FLORIDA:
Section 4: The Southwest 1/4 of the Southwest 1/4 lying West of the Chipola River;
Section 5: All, less and except the Southeast 1/4 of the Southeast 1/4;
Section 6: All;
Section 7: All;
Section 8: All;
Section 9: All lying West of Chipola River;
Section 17: All;
Section 18: All;
Section 19: All, less and except that portion conveyed to the State of Florida, for the Use and Benefit of the State Road Department of Florida in Deed Book 74, Page 289;
Section 20: All, less and except the Southwest 1/4 of the Southeast 1/4 of the Southwest 1/4 and less and except that portion conveyed to the State of Florida, for the Use and Benefit of the State Road Department of Florida in Deed Book 74, Page 289;
Section 21: All lying West of Chipola River, less and except the Southwest 1/4 of the Southwest 1/4 and less and except any portion within Lees Road Right of Way;
Section 28: All lying North and West of Chipola River, less and except right of way for State Road 71 and less and except any portion of the Southwest 1/4 of the Southeast 1/4 lying West of Chipola River as conveyed in Official Record Book 246, Page 64 and less and except that portion conveyed to the State of Florida, for the Use and Benefit of the State Road Department of Florida in Deed Book 74, Page 289;
Section 29: The South 1/2 of the South 1/2; and that part of the Northeast 1/4 of the Southeast 1/4 lying South and East of State Road 71, less and except that portion deeded in Official Record Book 321, Page 283; and the East 1/2 of the Northeast 1/4 of the Northeast 1/4 less and except that portion conveyed to the State of Florida, for the Use and Benefit of the State Road Department of Florida in Deed Book 74, Page 289;
Section 30: All, less and except that portion conveyed to the State of Florida, for the Use and Benefit of the State Road Department of Florida in Deed Book 74, Page 289;
Section 31: All, less right of way of State Route 71 and less that certain parcel containing 32.50 acres conveyed in Official Record Book 264, Page 160;
Exhibit B

Section 32: All lying North and West of Chipola River less and except that portion, if any, deeded in Official Record Book 321, Page 283, and less right of way of State Route 71; and
Section 33: The North 1/2 of the Northwest 1/4 lying North and West of River; the Northwest 1/4 of the Northeast 1/4 lying North and West of River, less and except that portion deeded in Official Record Book 321, Page 283.
TOWNSHIP 3 SOUTH, RANGE 9 WEST, CALHOUN COUNTY, FLORIDA:
Section 5: All lying West of Chipola River;
Section 6: All;
Section 7: That portion of the North 1/2 lying North of Chipola River; and
Section 8: That portion located in the Northwest 1/4 of the Northwest 1/4 lying North of Chipola River.
TOWNSHIP 1 SOUTH, RANGE 10 WEST, CALHOUN COUNTY, FLORIDA:
Section 1: All lying East of State Road 73, less the Southeast 1/4 of the Southwest 1/4; less and except that portion deeded in Official Record Book 265, Page 62; less and except one (1) acre square lying in the Northwest corner of the Northeast 1/4 of the Northeast 1/4; and less and except that portion deeded to Clarksville Baptist Church in Official Record Book 249, Page 371;
Section 11:
Exhibit B

Begin at a Terra Cotta monument marking the Southeast corner of Section 11, Township 1 South, Range 10 West, Calhoun County, Florida and thence run North 88 degrees 08 minutes 41 seconds West, along the South boundary of said Section 11, 2687.19 feet to an iron rod, thence run North 03 degrees 25 minutes 02 seconds East 22.53 feet to an iron rod, thence run North 87 degrees 47 minutes 50 seconds West 320.50 feet to a concrete monument on the Easterly Right-Of-Way of State road 73, thence run North 23 degrees 55 minutes 07 seconds East, along said Easterly Right-Of-Way, 1395.79 feet to a concrete monument, thence departing said Easterly Right-Of-Way run South 87 degrees 24 minutes 58 seconds East 583.58 feet to a concrete monument, thence run North 89 degrees 28 minutes 27 seconds East 524.92 feet to a concrete monument marking the Southwest corner of the Northeast 1/4 of the Southeast 1/4 of said Section 11, thence run North 04 degrees 39 minutes 06 seconds East 884.09 feet to a concrete monument, thence run South 88 degrees 25 minutes 11 seconds East 1290.36 feet to a concrete monument on the East boundary of said Section 11, thence run South 00 degrees 47 minutes 25 seconds West, along said East boundary, 2222.04 feet to the Point of Beginning. Containing 109.95 acres, more or less.
Section 12:
All, less and except the West 3/4 of the Northwest 1/4 of the Northeast 1/4, less the Northeast 1/4 of the Northwest 1/4, and less the Northwest 1/4 of the Northwest 1/4 thereof;
Section 13: All;
Section 24: All;
Section 25: All; and
Section 26:
Exhibit B

Begin at a concrete monument marking the Northeast corner of Section 26, Township 1 South, Range 10 West, Calhoun County, Florida and run South 00 degrees 59 minutes 45 seconds West, along the East boundary line of said Section 26, 5334.14 feet to a concrete monument marking the Southeast corner of said Section 26, thence run North 87 degrees 42 minutes 42 seconds West, along the South boundary line of said Section 26, 3166.05 feet to a concrete monument at the intersection of said South boundary line with the Easterly right of way line of State Road 73, thence departing said South boundary line run North 08 degrees 56 minutes 52 seconds West, along said Easterly right of way line, 1238.58 feet to a concrete monument, thence departing said Easterly right of way line run South 87 degrees 42 minutes 42 seconds East 1494.12 feet to an iron rod, thence run North 75 degrees 20 minutes 46 seconds East 169.97 feet to an iron rod, thence run North 83 degrees 39 minutes 48 seconds East 301.78 feet to an rod, thence run North 76 degrees 20 minutes 51 seconds East 571.49 feet to an iron rod, thence run North 66 degrees 00 minutes 51 seconds East 122.65 feet to an iron rod, thence run North 07 degrees 45 minutes 40 seconds East 231.59 feet to an iron rod, thence run North 02 degrees 33 minutes 15 seconds East 535.67 feet to an iron rod, thence North 03 degrees 00 minutes 06 seconds West 344.91 feet to an iron rod, thence run North 06 degrees 46 minutes 14 seconds West 413.23 feet to an iron rod, thence run North 16 degrees 37 minutes 20 seconds West 233.67 feet to an iron rod, thence run North 22 degrees 39 minutes West 414.41 feet to an iron rod, thence run North 31 degrees 26 minutes 52 seconds West 307.44 feet to an iron rod, thence North 00 degrees 00 minutes 10 seconds West 1447.98 feet to a concrete monument on the North boundary line of the Northeast 1/4 of said Section 26, thence run South 87 degrees 29 minutes 53 seconds East, along said North boundary line, 1224.0 feet to the POINT OF BEGINNING. Containing 185.02 acres, more or less.
Exhibit B

Exhibit B-2
Legal Description of the Property — Gulf County
TOWNSHIP 3 SOUTH, RANGE 10 WEST, GULF COUNTY, FLORIDA:
Section 26: The Northwest 1/4 of the Northeast 1/4; the South 1/2 of the Northeast 1/4 lying West of State Route 71; the Southeast 1/4 lying West of State Route 71; the North 1/2 of the Northwest 1/4; the Southeast 1/4 of the Northwest 1/4; and the Southwest 1/4 less 6 acres in the Northwest corner of the Northeast 1/4 of the Southwest 1/4 of Section 26;
Section 27: All, less the North 1/2 of the Northeast 1/4 of the Northeast 1/4 and less one (1) acre deeded to Gulf County in Official Record Book 24, Page 941;
Section 28: All;
Section 29: All;
Section 30: All;
Section 31: All;
Section 32: The North 1/2;
Section 33: The East 1/2 and the Northwest 1/4;
Section 34: All;
Section 35: The West 1/2 and the Southwest 1/4 of the Southeast 1/4.
TOWNSHIP 4 SOUTH, RANGE 10 WEST, GULF COUNTY, FLORIDA:
Section 6: All;
Section 7: All, less and except the right of way of State Road 22;
Section 8: The Southwest 1/4 of the Northwest 1/4; the West 1/2 of the Southwest 1/4 less and except 10 acres described as follows: Begin at the Southwest corner of Section 8, Township 4, Range 10 West, and run North 660 feet, thence East 660 feet, thence South 660 Feet, thence West 660 feet to the point of beginning;
Section 16: The Northwest 1/4 lying South of State Road 22; the Southwest 1/4; the West 1/2 of the Southeast 1/4 and the Southeast 1/4 of the Southeast 1/4;
Section 17: The South 1/2, and the East 1/2 of the Northeast 1/4 lying South of State Road 22;
Exhibit B

Section 18: All, less and except the right of way of State Road 22;
Section 27: That portion of the West 1/4 lying westerly of the center of a drainage ditch and southerly of the center of a woods road as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1;
Section 28: All, less and except that portion of the North 1/4 lying Northerly of the center of a woods road and less and except that portion of the East 1/2 lying Easterly of the center of drainage ditch as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1;
Section 29: All, less and except that portion of the North 1/4 lying Northerly of the center of a woods road as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1;
Section 30: All, less and except that portion of the North 1/4 lying northerly of the center of a woods road as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1;
Section 31: All;
Section 32: All;
Section 33: All, less and except that portion of the East 1/4 lying Easterly and Northerly of the center of a ditch as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1; and
Section 34: That portion of the South 1/2 lying Southerly of the center of a drainage ditch and the Easterly extension thereof, said center and the extension thereof bearing North 84 degrees 53 minutes 09 seconds East as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1.
TOWNSHIP 5 SOUTH, RANGE 10 WEST, GULF COUNTY, FLORIDA:
Section 1: The South 1/2 of the Southwest 1/4;
Section 2: The South 1/2 of the Southeast 1/4; the East 1/2 of the Southwest 1/4, and the Southwest 1/4 of the Southwest 1/4;
Section 3: All, less and except the right of way of County Road Number 386;
Section 4: All, less and except the right of way of County Road Number 386;
Exhibit B

Section 5: All, less and except that portion of the Southeast 1/4 lying South of the center of a drainage ditch as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1;
Section 6: All;
Section 7: All lying north of Little Creek.
Section 8: That portion of Section 8 lying Northwesterly of the center of a drainage ditch (Little Creek) as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989; that portion of the Northeast 1/4 lying Easterly of the center of a drainage ditch as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1; and that portion of Section 8 lying south of State Road 386;
Section 9: All, less and except the right of way of County Road Number 386 and less and except that portion of the Southwest 1/4 of the Northwest 1/4 lying North of the right of Way of County Road Number 386 and West of the center of a drainage ditch as shown on the specific purpose survey prepared by Buchanan & Harper, Inc., dated December 6, 1989, a copy of which is attached hereto as Attachment 1;
Section 10: All;
Section 11: All;
Section 12: The West 1/2, less and except that portion deeded to the Gulf County Board of County Commissioners as described in Book 487, Page 830;
Section 13: The West 1/2 and the West 1/2 of the East 1/2;
Section 14: All;
Section 15: All;
Section 16: All;
Section 17: All, less and except all that part of Section 17 lying North of the centerline of State Road 386, as the same now runs, and less and except that portion of the West 1/2 of the West 1/2 of Section 17 conveyed to RGK Investments, Inc. and Kerrigan Family Limited Partnership by Special Warranty Deed dated September 11, 2003 and recorded in Official Records Book 317, Page 918;
Section 20: All, less and except that portion of the West 1/2 of the West 1/2 of Section 20 conveyed to RGK Investments, Inc. and Kerrigan Family Limited Partnership by Special Warranty Deed dated September 11, 2003 and recorded in Official Records Book 317, Page 918;
Exhibit B

Section 21: All;
Section 22: All;
Section 23: All;
Section 24: All;
Section 25: All;
Section 26: All;
Section 27: All;
Section 28: All;
Section 29: All, less and except that portion of the West 1/2 of the West 1/2 of Section 29 conveyed to RGK Investments, Inc. and Kerrigan Family Limited Partnership by Special Warranty Deed dated September 11, 2003 and recorded in Official Records Book 317, Page 918;
Section 31: All;
Section 32: All;
Section 33: All;
Section 34: All;
Section 35: All; and,
Section 36: All.
TOWNSHIP 4 SOUTH, RANGE 11 WEST, GULF COUNTY, FLORIDA:
Section 1: All;
Section 2: That portion lying East of Wetappo Creek and East of an unnamed branch, which branch lies in the West 1/2 of the Northwest 1/4 running north to south and flowing into Wetappo Creek;
Section 11: That portion of the North 1/2 lying North and East of Wetappo Creek; and that portion of the Southeast 1/4 of the Southeast 1/4 lying east of Jarrott Daniels Road;
Section 12: The Northeast 1/4; the West 1/2 of the West 1/2, less and except that portion lying
Exhibit B

West of Wetappo Creek and North of State Route 22; the Southeast 1/4 of the Southwest 1/4; the East 1/2 of the Southeast 1/4; the Southwest 1/4 of the Southeast 1/2, less and except the right of way for State Road 22 deeded to Gulf County, Florida at Book 62, Page 362, and less .75 acres for State Road 22 right of way deeded to Gulf County, Florida at Book 471, Page 512; and
Section 13: All, less and except 241.745 acres to Wetappo Farms as described in Book 279, Page 188, less and except the right of way for State Road 22 deeded to Gulf County, Florida at Book 471, Page 512, and less and except the property conveyed to Mallory Williams by deed recorded in Book 484, Page 692;
Section 14: That portion lying East of Jarrott Daniels Road;
Section 24: All lying East of Jarrott Daniels Road, less and except that portion of the North 1/2 of Section 24 lying both (i) North and East of Wetappo Creek and (ii) North and West of Sandy Branch;
Section 25: All lying East of Wetappo Creek; and
Section 36: All lying East of Wetappo Creek.
TOWNSHIP 5 SOUTH, RANGE 11 WEST, GULF COUNTY, FLORIDA:
Section 1: All lying East of Wetappo Creek, less and except that portion, if any, deeded in Official Record Book 83, Page 645;
Section 12: All lying East of Wetappo Creek and North of Little Creek, less and except the Southeast 1/4 of the Southwest 1/4 and the Southwest 1/4 of the Southeast 1/4, and less and except the west 1/2 of the Southeast 1/4 of the Southeast 1/4;
Section 35: The East 1/2; and
Section 36: All.
TOWNSHIP 6 SOUTH, RANGE 9 WEST, GULF COUNTY, FLORIDA:
Section 5: All lying West of State Road 71;
Section 6: All;
Section 7: All;
Section 8: All lying West of State Road 71;
Section 18: All lying West of State Road 71; and
Exhibit B

Section 19: All lying West of State Road 71.
TOWNSHIP 6 SOUTH RANGE 11 WEST, GULF COUNTY, FLORIDA:
Section 1: All, less and except any right of way of State Road 386;
Section 2: All, less and except any portion lying North of State Road 386;
Section 3: All, less and except that portion lying North of State Road 386;
Section 4: All, less and except the North 1/2 of the Northeast 1/4 and less that portion lying west of the Florida Power Corporation easement recorded in Official Records Book 15, Page 97;
Section 5: All of the Southeast 1/4 lying East of the Florida Power Corporation easement recorded in Official Records Book 15, Page 97;
Section 8: All lying East of the Florida Power Corporation easement recorded in Official Records Book 15, Page 97;
Section 9: All;
Section 10: All, less and except 1.66 acres for Gas Line Easement recorded in Official Records Book 9, Page 238;
Section 11: All, less and except property conveyed for Gas Line Easement recorded in Official Records Book 9, Page 238;
Section 12: All;
Section 13: All;
Section 14: All, less and except the West 1/2 of the Southwest 1/4;
Section 15: All lying North of the Intracoastal Waterway canal;
Section 16: All lying North of the Intracoastal Waterway canal;
Section 17: All lying North of the Intracoastal Waterway canal and East of Florida Power Corporation Easement recorded in Official Records Book 15, Page 97.
Section 23: All lying North and East of the Intracoastal Waterway canal;
Section 24: All lying North and East of the Intracoastal Waterway canal;
Section 25: All lying North and East of the Intracoastal Waterway canal; and
Exhibit B

Section 36: All lying North and East of the Intracoastal Waterway canal.
TOWNSHIP 7 SOUTH, RANGE 10 WEST, GULF COUNTY, FLORIDA:
Section 2: All lying west of State Road 71;
Section 3: All;
Section 4: All;
Section 5: All lying North of the Intracoastal Waterway canal;
Section 6: All lying North of the Intracoastal Waterway canal;
Section 8: All lying North of the Intracoastal Waterway canal;
Section 9: All lying North of the Intracoastal Waterway canal;
Section 10: All lying North of the Intracoastal Waterway canal, less and except the Southeast 1/4 of the Southeast 1/4 and less that portion deeded to Gulf County recorded in Official Records Book 88, Page 1019;
Section 11: All the Northwest 1/4 lying West of State Road 71, formerly State Road No. 6 and North of Beaty Avenue, as shown by plat of Beaty Subdivision of White City in Gulf County, Florida, recorded in Plat Book 1, Page 23, in office of the Clerk of Circuit Court of Gulf County, less and except a rectangular tract in the Southwest corner thereof with a frontage of 600 feet on the West side of State Road 71, formerly State Road No. 6, and 1,020 feet on the North side of the hereinbefore mentioned Beaty Avenue.
TOWNSHIP 6 SOUTH, RANGE 10 WEST, GULF COUNTY, FLORIDA:
Section 1: All;
Section 2: All;
Section 3: All;
Section 4: All;
Section 5: All;
Section 6: All;
Section 7: All;
Exhibit B

Section 8: All;
Section 9: All;
Section 10: All;
Section 11: All;
Section 12: All;
Section 13: All;
Section 14: All;
Section 15: All;
Section 16: All;
Section 17: All;
Section 18: All;
Section 19: All;
Section 20: All;
Section 21: All;
Section 22: All;
Section 23: All;
Section 24: All;
Section 25: All lying West of State Road 71, less and except that portion lying within Section 25 described in deed recorded in Official Records Book 475, Page 641;
Section 26: All;
Section 27: All;
Section 28: All;
Section 29: All;
Section 30: All;
Exhibit B

Section 31: All lying North of Intracoastal Waterway canal;
Section 32: All;
Section 33: All;
Section 34: All;
Section 35: All lying West of County Road 71; and
Section 36: All lying West of County Road 71.
Exhibit B

Attachment 1
[attached]
Exhibit B

FOR: St. Joseph Land and Development Company
DESCRIPTION: A portion of Sections 17, 18, 19, 30, 31, 32, 33, and Township 4 South, Range 10 West, and a portion of Sections of 5, 6, 8, and 9, Township 5 South, Range 10 West, Gulf County, Florida.
NOTE: The purpose of this survey was to locate apparent lines of possession by FICO Farms, Inc. and to determine the acreage of said possession. The graded roads, fences, monumentation and section lines are shown for information purposes and the relationships between the graded roads and some monuments and fences have been exaggerated for clarity. This plat in no way represents a boundary survey.
6295.5 ACRES ±
TOWNSHIP 4 SOUTH
TOWNSHIP 5 SOUTH
RANGE 11 WEST
RANGE 10 WEST
C.R. No 386
SEC. 24
SEC. 19
SEC. 20
SEC. 21
SEC. 22
SEC. 30
SEC. 29
SEC. 28
SEC. 27
SEC. 25
SEC. 36
SEC. 31
SEC. 32
SEC. 33
SEC. 34
SEC. 35
SEC. 6
SEC. 5
SEC. 4
SEC. 3
SEC. 7
SEC. 8
SEC. 9
SEC. 10
SYMBOLS & ABBREVIATIONS
BUCHANAN & HARPER, INC.
SPECIFIC PURPOSE SURVEY

Exhibit C
Form of Timber Deed
[attached]
Exhibit C

This instrument prepared by:
Victor P. Haley
Sutherland Asbill & Brennan LLP
999 Peachtree St NE
Atlanta, GA 30309-3996
After recording return to:
First American Title Insurance Company
National Commercial Services
Six Concourse Parkway
Suite 2000
Atlanta, Georgia 30328
Attention: Vicky Griffin
TIMBER DEED
     THIS TIMBER DEED (the “Timber Deed”) is made this       day of                     , 2011 (the “Effective Date”), between ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company (together with its successors and assigns, “Grantor”) with an address of 133 South WaterSound Parkway, WaterSound, Florida 32413, Attention: Legal Department, and VULCAN TIMBERLANDS LLC, a Delaware limited liability company (together with its successors and assigns, “Grantee”), with an address of Attn: Resource Management Service, LLC, its Manager, 31 Inverness Center Parkway, Suite 360, Birmingham, Alabama 35242.
W I T N E S S E T H:
     That Grantor, for and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto Grantee all its rights, title and interest in and to all the timber, including straw produced therefrom, growing, lying or standing, as of the Effective Date, on that certain real property located in                      County, Florida, identified on the timber stand maps shown on Exhibit A attached hereto and made a part hereof (each, a “Timber Stand,” and all such timber, including straw produced therefrom, in such Timber Stands being, collectively, the “Timber”), subject to the terms, covenants, conditions and agreements set forth in this Timber Deed.
     Exhibit B attached hereto and made a part hereof contains the legal description of certain parcels of real property containing the Timber and certain existing roads with respect to which Grantee has certain easement rights, as more particularly described herein (such real property, exclusive of the Timber, the “Property”).
     This Timber Deed is made and accepted subject to the following terms, covenants, conditions and agreements:
Exhibit C

     1. Rights to Maintain and Harvest the Timber. Grantor hereby grants to Grantee the right to maintain, manage, store, cut, harvest and remove the Timber from the Property subject to the provisions of this Timber Deed (collectively, the “Timber Rights”) until the earlier to occur of (i) the date that is twenty (20) years after the Effective Date, and (ii) the date upon which all of the Property has been released from this Timber Deed in accordance with the terms of this Timber Deed (such earlier date being the “Termination Date”), after which time said Timber Rights shall permanently expire. Any part of the Timber not severed and removed by Grantee from the Property before the Termination Date shall be deemed abandoned by Grantee and shall become the property of Grantor, and Grantee shall have no further rights with regard to the Timber.
     2. Grantor’s Reserved Rights. Grantor hereby reserves, for the benefit of Grantor and its successors and assigns (including all lessees and licensees of Grantor), all rights in and to the Property not expressly granted to Grantee in this Timber Deed, provided that Grantor’s exercise of its retained rights shall not unreasonably interfere with the Timber Rights. Grantor’s reserved rights shall include, without limitation, (a) the right to use or lease the Property for hunting or other recreational purposes, (b) the right to access the Property, (c) the right to use and develop Grantor’s adjacent property and the portions of the Property that do not contain the Timber, (d) the right to use the existing roads on the Property, and (e) the right to grant easements and to develop and extract oil, gas and other minerals in, on and under the Property in accordance with Section 9. Any actions or uses of the Property by Grantor and its successors and assigns (including all lessees and licensees of Grantor) that would be reasonably foreseeable to result in damage or destruction of the Timber and/or the existing roads on the Property are not reserved rights of Grantor.
     3. Partial Releases. Any portion of the Property shall be released from the Timber Rights upon the earliest to occur of the following events with respect to such portion of the Property (each such portion being “Released Property”), and the Timber Rights shall expire with respect to such Released Property: (a) such portion of the Property contains a Timber Stand that has reached thirty-six (36) years of age, which age is determined by (i) the ages of each Timber Stand as of the Effective Date, as set forth on Exhibit C attached hereto and made a part hereof, and (ii) increasing such ages by one (1) year on each January 1 following the Effective Date; (b) thirty (30) months following the delivery by Grantee to Grantor of a notice of commencement of final harvest operations on such portion of the Property pursuant to Section 8; and (c) the completion of harvesting of Timber from such portion of the Property, such that immediately after such harvest operation the average residual basal area of standing trees six inches (6”) diameter at breast height (“dbh”) and greater is less than forty (40) square feet per acre for said harvested portion of the Property, provided that Grantee shall have up to sixty (60) days following the completion of such harvesting to remove its equipment from the harvested Timber Stands, even if such sixty (60) day period extends beyond the Termination Date, but provided further that in no case shall the presence of Grantee’s equipment and removal of same unreasonably interfere with Grantor’s activities on the Released Property, including site preparation and replanting. Not later than sixty (60) days following the date upon which such portion of the Property becomes Released Property pursuant to this Section 3, Grantee shall execute and deliver to Grantor a release of such Released Property in the form of Exhibit D attached hereto and made a part hereof (and such other instruments as may be reasonably
Exhibit C

requested by Grantor to evidence such release), such release reserving, however, access over existing roads located on such Released Property that are reasonably necessary to access and harvest the remaining Timber, all in accordance with the terms and conditions of this Timber Deed (provided that the provisions of such form of release reserving access shall be deleted where not applicable). In addition, upon the reasonable request of Grantor, subject to the consent of Grantee, not to be unreasonably withheld, conditioned or delayed, Grantee agrees to execute and deliver to Grantor a release in the form of Exhibit D (provided that the provisions of such form of release reserving access shall be deleted), and such other instruments as may be reasonably requested by Grantor to evidence such release, with respect to portions of the Property that do not contain Timber and that are no longer reasonably necessary to access or harvest the remaining Timber, which portions of the Property shall become Released Property upon delivery of such release.
     4. Risk of Loss; Casualty. All risk of loss to the Timber shall pass from Grantor to Grantee concurrently with the execution and delivery of this Timber Deed. Following a casualty that causes the average residual basal area of standing trees six inches (6”) dbh and greater to be less than thirty (30) square feet per acre for any portion of the Property (the “Casualty Property”), Grantee shall have the right to salvage or otherwise remove the Timber from such Casualty Property if Grantee provides Grantor with written notice, within thirty (30) days following the occurrence of such casualty, of Grantee’s intent to salvage or otherwise remove the Timber. If Grantee has timely delivered such notice of intent, (a) Grantee shall have twelve (12) months following the occurrence of such casualty to salvage or otherwise remove the Timber from such Casualty Property, provided that if Grantee’s salvage operations are delayed by inclement weather, Grantee shall have the right, by delivering written notice to Grantor, to extend such deadline by a period of time equivalent to the length of such delay, not to exceed six (6) months; and (b) upon the expiration of such twelve (12) month period (as may be extended pursuant to clause (a)), the Timber Rights shall terminate with respect to such Casualty Property, and such Casualty Property shall be released from the Timber Rights and shall become Released Property. If Grantee has not timely delivered such notice of intent to Grantor, then upon the expiration of such thirty (30) day period, the Timber Rights shall terminate with respect to such Casualty Property, and such Casualty Property shall be released from the Timber Rights and shall become Released Property. Not later than the expiration of either such thirty (30) day notice period or twelve (12) month salvage period (as may be extended pursuant to clause (a)), as applicable, Grantee shall execute and deliver to Grantor a release of such Casualty Property in the form of Exhibit D (and such other instruments as may be reasonably requested by Grantor to evidence such release), such release reserving, however, access over existing roads located on such Casualty Property that are reasonably necessary to access and harvest the remaining Timber, all in accordance with the terms and conditions of this Timber Deed (provided that the provisions of such form of release reserving access shall be deleted where not applicable).
     5. Access Rights; Roads; Gates.
          (a) Grantor hereby grants to Grantee the rights of ingress and egress to and from the Property over roads now existing and as may be constructed on the Property by Grantor, but only for the purpose of exercising the Timber Rights and the removal of Grantee’s equipment following the completion of harvesting activities. No right whatsoever vests in
Exhibit C

Grantee with respect to, and Grantee is prohibited from, creating or constructing permanent new roads on the Property; provided, however, Grantee shall have the right, at its sole cost, to construct and maintain temporary roads and trails on the Timber Stands in connection with the exercise of any of its Timber Rights, but only to the extent that such temporary roads can be successfully replanted. Grantee shall only install ditches or culverts adjacent to any such temporary roads or trails with the prior written consent of Grantor, which consent shall not be unreasonably withheld, conditioned or delayed. Grantee shall comply with all laws and regulations applicable to the installation, use and maintenance of such culverts or ditches, including the requirements of the Northwest Florida Water Management District.
          (b) Grantor and its lessees and licensees, in addition to their right to use the existing roads on the Property, shall have the right to use all such temporary roads and trails constructed by Grantee.
          (c) Grantee’s use of the Property shall be at Grantee’s own risk. Grantor shall not be liable for any latent defect in any roadway or other condition existing on the Property or on any of Grantor’s other property to which Grantor permits Grantee access (the “Access Property”), nor shall Grantor be liable for any damages or injuries sustained by Grantee, Grantee’s agents, employees, contractors, assigns or any other individual or entity acting by, for or under Grantee hereunder, arising out of or resulting from the use of said roadways or of the Property or the Access Property, except damages or injury due to the gross negligence or willful misconduct of Grantor, Grantor’s agents, employees, contractors, assigns or any other individual or entity acting by, for or under Grantor.
          (d) Grantor currently maintains locked gates on access points, and hereby retains the right to install additional locked gates at such access points as it chooses, to limit trespass and protect the Property from abuse, provided that Grantor shall provide Grantee with keys or combinations, as applicable, to such locked gates. So long as Grantor provides Grantee with keys or combinations, as applicable, to such locked gates, Grantee shall lock such gates overnight during Grantee’s operations on the Property.
          (e) Grantee shall repair all fences, gates or structures damaged by its operations and shall maintain and leave all roads, ditches, culverts, bridges and other infrastructure on the Property (or on the Access Property) used or affected by it to substantially the same condition as pre-existed Grantee’s operational use, less and except any use and damage arising from any party other than Grantee or its agents, employees, contractors or assigns. Grantee shall secure gates and entrance roads at the completion of harvest operations on the Property. Grantee shall be liable to Grantor for all damage to the Property, the Access Property or any other property of Grantor arising from Grantee’s failure to comply with this Section 5.
     6. Grantee’s Operations.
          (a) Grantee shall conduct no activity on the Property other than those activities necessary to exercise its Timber Rights. In connection with Grantee’s management of the Timber, there shall be no construction or placing of permanent buildings, mobile homes, radio, cell, or other communication towers, advertising signs, billboards, or other advertising material on the Property, nor shall there be any construction or placing of docks, bridges, piers or
Exhibit C

other structures, except those temporary bridges, culverts or other structures necessary for Grantee to exercise its Timber Rights. The maintenance and replacement of existing structures may occur only if it is necessary for Grantee to exercise its Timber Rights.
          (b) Grantee shall conduct all activity on the Property permitted hereunder (i) in accordance with the then-current Silviculture Best Management Practices (“BMPs”) for harvesting timber, fertilization and other silvicultural prescriptions and activities, as promulgated or amended by the Florida Department of Agriculture and Consumer Services from time to time, including mandatory adherence to recommended streamside management zone (SMZ) guidelines near all creeks, streams, rivers, seepage streams and steephead ravine systems; and (ii) in a manner that meets the minimum requirements for compliance with the standards of the Sustainable Forestry Initiative, 2010-2014, of the American Forest and Paper Association or such other management guidelines as Grantor and Grantee may approve in writing from time to time (the “SFI Standards”).
          (c) No right whatsoever vests in Grantee with respect to, and Grantee is prohibited from, planting or replanting any trees, shrubs, grasses or other vegetation on the Property, except where expressly agreed to in writing by Grantor. There shall be no intentional planting, introduction, release, or broadcast on the Property of any non-native, invasive plant species. The foregoing prohibitions in this Section 6(c) shall not apply to any natural regeneration occurring on the Property, and Grantee shall have no responsibility, liability or obligation whatsoever with respect to any such natural regeneration.
          (d) No right whatsoever vests in Grantee with respect to, and Grantee is prohibited from, any use of chemicals or mechanical site preparation for operations, except as expressly agreed in writing by Grantor and as required under BMPs or SFI Standards (as defined below). Grantee is, however, authorized to use fertilizers or herbicides as approved by Grantor in writing, which approval shall not be unreasonably withheld. Within thirty (30) days following any such application of fertilizer or herbicide, Grantee shall deliver written certification to Grantor of the amount, method, location and date of application of such fertilizer or herbicide, together with reasonable supporting documentation.
          (e) Except as expressly permitted in this Timber Deed or as reasonably necessary for Grantee to exercise any of its Timber Rights, Grantee shall not fill, excavate, dredge, mine, or drill; remove topsoil, sand, gravel, rock, peat, minerals, or other materials; dump ashes, trash, garbage, machinery filters or components; or change the topography of the land in any material and adverse manner other than what is reasonable and customary as part of commercial timber management and harvest operations.
          (f) Except for products, including fuel and oil used in commercially reasonable quantities for operating and maintaining equipment necessary to conduct harvesting operations and silvicultural activities, Grantee shall not, without Grantor’s prior written consent given or withheld in its sole discretion, generate, handle, manufacture, treat, store or use any hazardous or toxic substances (as defined by applicable federal or state laws and regulations), during its operations or activities on the Property or on the Access Property. All of Grantee’s operations or activities hereunder shall be in all respects in compliance with all applicable laws then governing hazardous or toxic substances. Any spills of oil, hydraulic fluids, other
Exhibit C

petroleum products, or other hazardous materials caused by Grantee or its agents, employees, contractors or assigns, shall be cleaned up and remediated by Grantee in accordance with applicable laws, and Grantee shall notify Grantor in writing of such remediation.
          (g) Grantee shall not dredge, ditch, construct or drain ponds or dikes, or manipulate natural water courses or other water bodies on the Property or on the Access Property except as necessary to comply with BMPs or to maintain access on established roads or to establish new roads or trails in accordance with Section 5.
          (h) Grantee shall exercise the Timber Rights in a commercially reasonable manner, using generally accepted silvicultural and harvesting procedures and practices to protect and preserve in a commercially reasonable manner the Property, the Access Property and any other adjoining timber and property of Grantor.
          (i) Trees shall be cut as low as commercially practical to the ground.
          (j) Grantee shall have the right to split any existing Timber Stand containing more than fifty (50) acres into multiple timber stands for harvesting purposes, provided that each subdivided portion of such split Timber Stand shall contain not less than twenty-five (25) acres. Grantee shall have no right to split into smaller timber stands for harvesting purposes any existing Timber Stand that does not contain more than fifty (50) acres, unless Grantee is splitting a Timber Stand to comply with SFI Standards for clear cut size with green-up requirements.
          (k) Grantee shall not, under any circumstances, bury any material whatsoever underground.
          (l) Grantee shall leave all fire breaks, property lines, running streams and drainage ditches clear of logs, timber, limbs and debris resulting from Grantee’s operations. All oil drums, cans, bottles, cartons, limbing bars, abandoned equipment and other trash and debris brought by Grantee or its agents, employees or contractors onto the Property or on the Access Property shall be removed at Grantee’s expense upon completion of each period of Grantee’s harvesting operations. If Grantee does not remove and clear such debris promptly within forty-five (45) days after notice to Grantee, Grantor may undertake such removal for Grantee’s account and Grantee shall be responsible for the payment for any reasonable expenses actually incurred by Grantor in repairing or removing same within thirty (30) days of Grantee’s receipt of a detailed invoice (and relevant documentation).
          (m) Grantee acknowledges that a higher degree of care is required when the Property or the Access Property is abnormally wet and the soils are saturated and unable to support adequately the weight and operation of Grantee’s equipment. Grantee acknowledges that such conditions may require Grantee to stop or temporarily interrupt its operations hereunder. In such event, Grantor will notify Grantee of such abnormally wet conditions and the parties will mutually develop a plan to address how soil conditions will be maintained, how rutting will be limited, and under what wet-weather conditions harvesting or hauling would not occur or would cease if weather conditions change during harvesting.
Exhibit C

          (n) Grantee shall exercise due care and not intentionally start any fire on the Property or the Access Property other than controlled burns on the Property administered by burners certified by the Florida Department of Agriculture & Consumer Services, Division of Forestry, provided that Grantee shall deliver to Grantor ten (10) days prior written notice of any such controlled burn. Any such controlled burns shall comply with all applicable laws and regulations, including regulations governing the management of smoke. Grantee shall be liable to Grantor for all damage to the Property, the Access Property or any other property of Grantor arising from Grantee’s failure to comply with this Section 6(n). Grantee shall use all reasonable precautions to prevent fires on the Property (other than such controlled burns), the Access Property or any other property of Grantor and to prevent the spreading of any fires that may occur thereon. If a fire burns on the Property, on the Access Property, on any other property of Grantor, or on adjacent lands that may spread to the Property, to the Access Property or to any other property of Grantor, Grantee agrees promptly to notify Grantor of such fire, and to have its employees or agents, who might be carrying on operations on these lands, control or assist in controlling such fire. Grantor reserves the right to stop or interrupt Grantee’s operations hereunder if conditions are such that, in Grantor’s reasonable determination, continued operations are likely to start forest fires.
          (o) Grantor shall exercise due care and not intentionally start any fire on the Property or any of Grantor’s property adjacent to the Property (the “Adjacent Property”) other than controlled burns and site preparation burns on the Property or the Adjacent Property administered by burners certified by the Florida Department of Agriculture & Consumer Services, Division of Forestry, provided that Grantor shall deliver to Grantee ten (10) days prior written notice of any such controlled burn. Any such controlled burns or site preparation burns shall comply with all applicable laws and regulations, including regulations governing the management of smoke. Grantor shall be liable to Grantee for all damage to the Timber on the Property arising from Grantor’s failure to comply with this Section 6(o). Grantor shall use all reasonable precautions to prevent fires on the Property and the Adjacent Property (other than such controlled burns or site preparation burns) and to prevent the spreading of any fires that may occur thereon. If a fire burns on the Property or the Adjacent Property that may spread to the Timber on the Property, Grantor agrees promptly to notify Grantee of such fire, and to have its employees or agents, who might be carrying on operations on these lands, control or assist in controlling such fire. Grantee reserves the right to stop or interrupt Grantor’s operations hereunder if conditions are such that, in Grantee’s reasonable determination, continued operations are likely to start forest fires that may endanger the Timber.
          (p) Grantee shall deliver written notice to Grantor if Grantee discovers on the Property (i) any non-native or invasive plant species, including, without limitation, cogon grass, kudzu and Japanese climbing fern, or (ii) any threatened or endangered plant or animal species protected by applicable law, including the federal Endangered Species Act of 1973; provided, however, Grantor hereby expressly waives, relinquishes and releases any and all rights, remedies or claims Grantor may now have or hereafter have against the Grantee for failure to deliver any such written notice to Grantor. Grantor shall have the right, but not the obligation, to manage the Property to control the impact on the Property of any such non-native or invasive plant species, or any such threatened or endangered species, provided that such management does not unreasonably interfere with the Timber Rights or Grantee’s operations hereunder.
Exhibit C

     7. Condition of Timber. Except as otherwise provided herein, Grantee represents and warrants that it has thoroughly inspected and reviewed the condition, location, and quality of the Timber and hereby approves and accepts the Timber in all respects AS IS, WHERE IS, AND WITH ALL FAULTS. Grantor disclaims any implied warranties with respect to the Timber, including, without limitation, warranties of merchantability and fitness for a particular purpose. Grantor makes no warranties or representations whatsoever as to the suitability, quality or quantity of the Timber or the logging conditions that may be encountered on the Property or the Access Property or that may be required to harvest the Timber. Notwithstanding the above, the parties acknowledge that Grantee is relying upon the records furnished by Grantor in determining which stands of timber have been thinned and those which have not been thinned. If prior to commencing timber harvesting operations on the Property, Grantee determines that Timber Stands identified by Grantor before the Effective Date as not being thinned have in fact been thinned and the inventory data provided by Grantor to Grantee before the Effective Date did not reflect reduced volume due to such thinning, Grantee will deliver written notice of same to Grantor. If Grantor agrees with Grantee’s determination, in Grantor’s reasonable discretion, Grantor will replace the thinned Timber with timber of comparable age, size and acreage.
     8. Notice of Activity; Right of Inspection. Grantee shall deliver written notification by e-mail or facsimile transmission to Grantor of the commencement (or re-commencement, in the case of a previous suspension of operations) of harvest operations on any portion of the Property no more than ten (10) days and no less than twenty-four (24) hours prior to commencing harvest operations. Such notification shall indicate whether the harvest operations involve a thinning or a final harvest and shall include a map showing the affected Timber. Grantee shall deliver to Grantor, on or before September 15 of each year, Grantee’s harvest plan for the Timber for the next calendar year, including the anticipated timing and location of harvesting of Timber and indicating whether the harvest operations will involve a thinning or a final harvest. Such harvest plan shall be delivered for informational purposes only and shall not bind Grantee. Grantor shall have the right to inspect Grantee’s operations hereunder, including the application of fertilizers and herbicides and any prescribed burning, to determine whether Grantee is conducting such operations in accordance with the terms and conditions of this Timber Deed. If Grantor determines that Grantee is not conducting such operations in compliance with the terms and conditions of this Timber Deed, Grantor shall notify Grantee of such non-compliance in writing, describing such non-compliance with reasonable specificity. Upon receipt of such written notice of non-compliance, Grantee shall correct its operations within forty-eight (48) hours so that the same will comply with the terms and provisions hereof and shall provide written notice to Grantor of the steps taken to achieve such compliance.
     9. Easements; Minerals.
          (a) Grantor shall have the right to grant to third parties easements burdening the Property for rights-of-way, access, pipelines, utilities or other purposes, provided that (i) Grantor shall deliver to Grantee not less than ninety (90) days prior written notice of such easement identifying the proposed location of such easement (the “Easement Area”), and (ii) Grantee shall have the right, exercisable by delivering to Grantor written notice not later than thirty (30) days following Grantee’s receipt of Grantor’s notice of the Easement Area, to remove and dispose of any Timber located within the Easement Area within such ninety (90) day period.
Exhibit C

If Grantee fails to deliver such notice of its intent within such thirty (30) day period, or if Grantee timely delivers such notice but unharvested Timber remains on the Easement Area following the expiration of such ninety (90) day period, then (A) all Timber not removed from such Easement Area within such thirty (30) or ninety (90) day period, as applicable, shall be deemed abandoned by Grantee, (B) Grantor or the easement holder shall have the right to remove and dispose of such Timber in its sole discretion, and (C) Grantor shall pay or cause the easement holder to pay Grantee an amount equal to the fair market value of such Timber. As used in this Section 9, the “fair market value“ of such Timber shall equal the proceeds of such Timber actually received by Grantor or the easement holder resulting from commercially reasonable efforts to sell such Timber.
          (b) Grantor shall have the right to enter into leases or other agreements to develop or extract the oil, gas or other minerals in, on or under the Property, provided that (i) Grantor shall deliver to Grantee a copy of such executed lease or other agreement, (ii) Grantor or its lessee shall deliver to Grantee not less than ninety (90) days prior written notice of any mineral activity pursuant to such lease or other agreement, identifying the proposed location of such mineral activity (the “Mineral Activity Area”), and (iii) Grantee shall have the right, exercisable by delivering to Grantor written notice not later than thirty (30) days following Grantee’s receipt of Grantor’s notice of the Mineral Activity Area, to remove and dispose of any Timber located within the Mineral Activity Area within such ninety (90) day period. If Grantee fails to deliver such notice of its intent within such thirty (30) day period, or if Grantee timely delivers such notice but unharvested Timber remains on the Mineral Activity Area following the expiration of such ninety (90) day period, then (A) all Timber not removed from such Mineral Activity Area within such ninety (90) day period shall be deemed abandoned by Grantee, (B) Grantor or its lessee shall have the right to remove and dispose of such Timber in its sole discretion, and (C) Grantor shall pay or cause its lessee to pay Grantee an amount equal to the net present value of such Timber. As used in this Section 9, “net present value“ of such Timber shall equal the estimated value of such Timber at the estimated date of the planned harvest of such Timber, discounted to its present value using a mutually acceptable discount rate, all determined in the reasonable discretion of Grantor and Grantee. Any disputes with respect to the determination of net present value shall be resolved in accordance with Section 9(f).
          (c) If Grantor defaults in its obligations to deliver notice as required under Section 9(a), Grantor shall pay or cause the easement holder to pay to Grantee the fair market value (as defined in Section 9(a)) of any Timber damaged or removed by the easement holder that Grantee was not reasonably able to harvest after Grantee received actual notice of such activity. Such payment by Grantor shall be Grantee’s exclusive remedy hereunder for any such default by Grantor.
          (d) If Grantor defaults in its obligations to deliver notice as required under Section 9(b), Grantor shall pay or cause the mineral rights holder to pay to Grantee the net present value (as defined in Section 9(b)) of any Timber damaged or removed by the mineral rights holder that Grantee was not reasonably able to harvest after Grantee received actual notice of such activity. Such payment by Grantor shall be Grantee’s exclusive remedy hereunder for any such default by Grantor. Any disputes with respect to the determination of net present value shall be resolved in accordance with Section 9(f).
Exhibit C

          (e) For the avoidance of doubt, Grantee has accepted title to the Timber and the Timber Rights subject to the Permitted Encumbrances (as defined below), and Grantor shall have no obligations under this Section 9 with respect to any Permitted Encumbrances.
          (f) Any dispute or controversy arising with respect to the determination of net present value under Section 9(b) or Section 9(d) shall be resolved by binding arbitration under the rules of the American Arbitration Association to be conducted in the State of Florida, provided that the arbitration proceeding shall be conducted by a panel of three (3) arbitrators. Each party shall appoint an arbitrator, and the appointed arbitrators shall jointly select a third arbitrator, which third arbitrator shall be the chairman of the panel. The decision of a majority of the panel of arbitrators shall bind the parties. Both parties agree to cooperate in the expeditious conduct of any such arbitration. It shall be the obligation of the aggrieved party to seek such arbitration forthwith upon the failure of the other party to accede to the demands of the aggrieved party or the failure of the parties to reach a mutually acceptable resolution. The non-prevailing party shall bear all costs of the arbitration and both parties’ reasonable attorneys’ fees. Notwithstanding anything to the contrary in Section 14, this Section 9(f) shall exclusively govern the resolution of disputes regarding the determination of net present value under Section 9(b) or Section 9(d).
     10. Indemnification. Each of Grantor and Grantee (each, as applicable, an “Indemnifying Party”) shall defend, indemnify and hold harmless the other party, its affiliates and their assignees, contractors, members, shareholders, directors, officers, managers, partners, employees, agents and consultants (each, as applicable, an “Indemnitee”), from and against all claims and causes of action, pending or threatened, of any kind or nature, by third parties, related to or arising out of any bodily injury to, or death of, any person, or any physical damage to tangible property, resulting from or due to the activities, operations or omissions of said Indemnifying Party, its contractors, agents and employees, on the Property or on any other property of Grantor, except to the extent such injury or damage also results in part from the grossly negligent or intentionally wrongful act or omission of any Indemnitee. The Indemnifying Party shall indemnify any Indemnitee for any incidental, consequential or punitive damages that such Indemnitee is required to pay to any third party resulting from or due to the activities, operations or omissions of said Indemnifying Party, its contractors, agents and employees on the Property or on any other property of Grantor. The provisions of this Section 10 shall survive the termination of this Timber Deed.
     11. Insurance.
          (a) Grantee, and any contractors and agents engaged by or on behalf of Grantee, will keep in effect until the Termination Date, at its sole expense, the following insurance coverages with insurers satisfactory to Grantor, in addition to any other insurance required by law:
          (i) To be maintained by Grantee and by any contractors or agents retained by Grantee under any logging contracts and vendor contracts with respect to the Timber or the Property which include machinery use and transport (including logging, prescribed burn — ground, mechanical site preparation, road work, drainage, machine planting, and ground applications):
Exhibit C

          (A) Worker’s Compensation policy meeting at least statutory requirements and Employer’s Liability Insurance with limits not less than $500,000 fully covering all employees and supervisors participating in Grantee’s or such contractor’s operations hereunder. Grantee or such contractor must deliver a certificate of insurance to Grantor stating that Workmen’s Compensation coverage includes a waiver of subrogation against Grantor. The policy shall cover owners, partners and executives of Grantee or such contractor and shall include waiver of subrogation against Grantor.
          (B) Commercial General Liability policy on a broad form basis to cover all operations of Grantee and its contractors and agents under this Timber Deed. Levels of coverage shall be at least $2,000,000 per occurrence with a $2,000,000 aggregate limit. Coverage shall include personal injury, products/completed operations, comprehensive general liability, loss due to accidental overcut and damage due to fire. The policy shall contain an endorsement showing contractual liability coverage as to any indemnity of Grantee hereunder. Such policy must include protection in the event a logging contractor cuts across the harvest line (for Grantee and for logging contractors only).
          (C) Vehicle Liability policy upon all owned, hired and non-owned motor vehicles or any motor vehicle used in the performance of the obligations or operations of Grantee, its contractors or agents under this Timber Deed. Levels of coverage shall be at least $1,000,000 for bodily injury and property damage combined single limit in any one accident. The policy shall contain a specific endorsement affording coverage to all “non-owned and hired“ vehicles used by Grantee or the contractor or agent in conducting operations under this Timber Deed.
          (D) Commercial General Liability and Vehicle Liability insurance policies shall name Grantor and (for so long as Vulcan Timberlands LLC remains Grantee hereunder) Resource Management Service, LLC as additional insured.
          (E) Commercial umbrella liability insurance to provide excess coverage above the limits of the other insurance policies described in this Section 11(a)(i), with limits not less than $5,000,000 per occurrence and $5,000,000 in the aggregate.
          (ii) To be maintained by any contractors retained by Grantee with respect to the Timber or the Property, other than contractors governed by Section 11(a)(i), including, without limitation, contracts for timber cruising/marking, backpack herbicide/fertilizer application, surveying, boundary line maintenance, and GPS work:
          (A) Worker’s Compensation policy meeting at least statutory requirements and Employer’s Liability Insurance with limits not less than $500,000 fully covering all employees and supervisors participating in such
Exhibit C

contractor’s operations hereunder. Such contractor must deliver a certificate of insurance to Grantor stating that Workmen’s Compensation coverage includes a waiver of subrogation against Grantor. The policy shall cover owners, partners and executives of such contractor and shall include waiver of subrogation against Grantor.
          (B) Commercial General Liability policy on a broad form basis to cover all operations of such contractor. Levels of coverage shall be at least $1,000,000 per occurrence with a $1,000,000 aggregate limit. Coverage shall include personal injury, products/completed operations, comprehensive general liability, loss due to accidental overcut and damage due to fire. The policy shall contain an endorsement showing contractual liability coverage as to any indemnity of such contractor.
          (C) Vehicle Liability policy upon all owned, hired and non-owned motor vehicles or any motor vehicle used in the performance of the obligations or operations of such contractor. Levels of coverage shall be at least $1,000,000 for bodily injury and property damage combined single limit in any one accident. The policy shall contain a specific endorsement affording coverage to all “non-owned and hired” vehicles used by such contractor in conducting operations on behalf of Grantee.
          (D) Commercial General Liability and Vehicle Liability insurance policies shall name Grantor and (for so long as Vulcan Timberlands LLC remains Grantee hereunder) Resource Management Service, LLC as additional insured.
          (b) Such policies shall name Grantor as an additional insured by endorsements to the policies, as if the additional insured were the named insured, without restrictions. Grantee shall provide Grantor with certificates of insurance throughout the term of this Timber Deed, as requested, providing that such insurance shall not be canceled without thirty (30) days’ prior written notice. Should Grantee or its contractors or agents fail to furnish to Grantor current evidence upon demand of any insurance required hereunder, or in the event of cancellation or adverse material change in any such insurance, Grantor may, at its option, suspend operations under this Agreement until insurance is obtained.
          (c) Grantor may, at Grantor’s option and upon no less than ninety (90) days advance written notice to the other party, amend the coverages and policy limits set forth in this Section 11 without the consent of Grantee, provided that such new coverages and policy limits shall be consistent with the coverage requirements imposed generally in the commercial forestry industry in the Southern region of the United States.
     12. Compliance with Laws. Grantee shall comply with all federal, state and local laws, rules, and regulations applicable to Grantee’s operations on the Property or the Access Property pursuant to this Timber Deed, including, without limitation, environmental laws and regulations, workmen’s compensation laws and regulations, and the securing by Grantee of all necessary licenses and permits incidental to said operations. Grantee covenants and agrees that it
Exhibit C

will not conduct its operations in a manner which could cause Grantor to be in violation of any federal, state or local law, rule or regulation or any SFI Standards. Grantor covenants and agrees that it will not use or operate the Property or the Access Property, or conduct any activities on the Property or the Access Property, which could cause Grantee to be in violation of any federal, state or local law, rule or regulation.
     13. Taxes. Grantor shall pay all ad valorem property taxes assessed against the Property and the Timber. Grantee shall pay all severance taxes and assessments assessed against the Timber harvested by Grantee as may now or hereafter be required to be paid by the laws of the State of Florida or of the United States. This Section 13 shall survive the termination of this Timber Deed.
     14. Remedies.
          (a) Notice of Violation and Corrective Action. If either party determines that a violation of the terms of this Timber Deed has occurred or is imminently threatened, that party shall give written notice to the other party of such violation and demand corrective action or damages sufficient to cure the violation; provided, however, if the violation involves injury to the Property or any other property of Grantor resulting from Grantee’s exercise of its Timber Rights, to restore the portion of the Property or such other property of Grantor so injured to its prior condition, to the extent reasonably practicable, in accordance with a plan reasonably approved by Grantor.
          (b) Injunctive Relief. If the offending party fails to cure the violation within thirty (30) days after receipt of notice thereof from the complaining party, or under circumstances where the violation cannot reasonably be cured within a thirty (30) day period, the offending party fails to begin curing such violation within the thirty (30) day period, or fails to continue diligently to cure such violation until finally cured, the complaining party may bring an action at law or in equity, in a court of competent jurisdiction to enforce the terms of this Timber Deed, to enjoin the violation, by temporary or permanent injunction, and to require the restoration of the Property or other property of Grantor to the condition that existed prior to any such injury, to the extent reasonably practicable. Notwithstanding the foregoing, if in the reasonable determination of the complaining party, a violation by the offending party threatens irreparable damage to the complaining party, the complaining party shall have the right to undertake such cure, in which event the offending party shall be responsible for the payment for any reasonable expenses actually incurred by the complaining party in connection with such cure within thirty (30) days after the offending party’s receipt of a detailed invoice (and relevant documentation).
          (c) Damages. Either party is entitled, in an action filed in a court of competent jurisdiction for a breach or violation of this Timber Deed, to seek recovery of damages, including, without limitation, reasonable attorneys’ fees, costs and fines.
          (d) Forbearance. Forbearance by any party hereto to exercise its rights under this Timber Deed in the event of any breach of any term of this Timber Deed by the other party hereto, shall not be deemed or construed to be a waiver by the non-breaching party of such term or of any subsequent breach of the same or any other term of this Timber Deed or of such non-
Exhibit C

breaching party’s rights under this Timber Deed. No delay or omission by a party hereto in the exercise of any of its rights or remedies upon any breach by the other party hereto shall impair such right or remedy or be construed as a waiver.
          (e) Third Party Violations. Each party has the right, separately or collectively with the other party, to pursue all legal remedies available against any third party responsible for any injury or damage to the Property, the Timber or any other property of Grantor. Grantor and Grantee each agree to promptly notify the other in the event of notice or actual knowledge that injury or damage has occurred, is occurring, or will occur in the future to the Property, the Timber or any other property of Grantor as a result of any activity by a third party, including any violation of this Timber Deed. If one party pursues such legal proceedings, the other may, in its discretion, elect to join in such legal proceedings at its own expense. In the event of a monetary recovery from the third party, all expenses and legal fees reasonably incurred by both Grantor and Grantee in connection with the action shall be paid out of the amount recovered.
          (f) Acts Beyond A Party’s Control. Nothing contained in this Timber Deed shall be construed to entitle any party to bring any action against another party for any injury to or change in the Property, the Timber or any other property of Grantor resulting from causes beyond such party’s control, including without limitation, fire (subject to Section 6(n)), flood, storm, earth movement, insect infestation, disease, acid rain, airborne pollutants introduced by third parties, acts of third parties, or from any prudent action taken by a party under emergency conditions to prevent, abate, or mitigate significant injury to the Property, the Timber or any other property of Grantor resulting from such causes.
          (g) Payment for Unauthorized Cutting and Damage to Trees. If Grantee or its employees, agents, or contractors cut or materially damage any trees (whether merchantable or pre-merchantable) on the Property or on any other property of Grantor (other than the Timber, and except as permitted by this Timber Deed), or if Grantor or its employees, agents, or contractors cut or materially damage any Timber (except as permitted by this Timber Deed), the party causing such damage shall pay to the other, as liquidated damages and not as a penalty (Grantor and Grantee acknowledging that actual damages would be difficult to ascertain and that such amount represents a reasonable estimate of such damages), an amount equal to three (3) times the value of such trees or Timber, as applicable, immediately prior to such damage (as valued on the date of the cutting or material damage). The value of such trees or Timber, as applicable, shall be based upon the then-current market value for such trees or Timber, as applicable, as calculated using recognized industry standards for the region in which such trees or Timber, as applicable, were damaged. If the parties are unable to agree upon a mutually acceptable recognized standard and/or value, the parties shall hire a mutually acceptable consultant to appraise such trees or Timber, as applicable, whose decision shall be binding.
          (h) Survival. The enforcement of rights and remedies by either party under this Section 14 shall survive the expiration or termination of this Timber Deed.
     15. Notices. All notices required or permitted to be given hereunder shall be in writing, signed by the party giving such notice or its legal counsel, and shall be deemed to be delivered, whether or not actually received, (i) when personally delivered by same-day commercial courier or messenger service; (ii) three (3) days after being deposited with the
Exhibit C

United States Postal Service with postage paid for certified delivery with return receipt requested; (iii) when sent by next day business commercial service delivery; or (iv) when delivered by e-mail or facsimile transmission. All notices shall be sent to the addresses set forth below, or to such other address or addresses as any party may from time to time, upon five (5) business days’ advance written notice to the other party, designate as to itself.
Grantor:	St. Joe Timberland Company of Delaware, L.L.C. 133 South WaterSound Parkway WaterSound, FL 32413 Attention: David Harrelson Vice President of Timberlands Fax: (850) 588-1961 Email: dharrelson@joe.com

with a copy to:	St. Joe Timberland Company of Delaware, L.L.C. 133 South WaterSound Parkway WaterSound, FL 32413 Attention: Reece B. Alford, Esq. Fax: (850) 588-2310 Email: reece.alford@joe.com

Grantee:	Vulcan Timberlands LLC 5605 Woodbine Rd Pace, FL 32571 Attention: Tom Cathey Fax 850 994 3806 Email: tcathey@resourcemgt.com
     16. Assignment; Successors and Assigns. The Timber and the Timber Rights created hereunder shall be freely assignable by Grantee, subject to the terms of this Timber Deed, provided that Grantee has delivered prior written notice to Grantor of any transfer, in whole or in part, of the Timber Rights. Nothing herein shall restrict Grantor’s right to transfer, in whole or in part, its rights in and to the Property, provided that any such transfer (other than transfers of rights in and to any portion of the Released Property) prior to the expiration of the Timber Rights shall be subject to this Timber Deed. Except as otherwise provided herein, the provisions of this Timber Deed shall inure to the benefit of, and shall be binding upon, the parties, their heirs, successors, representatives and assigns.
     17. Relationship. Neither party shall in any respect be deemed to be or represent itself to be an agent of the other party. Furthermore, no relationship of employer-employee or master and servant is intended, nor shall it be construed, to exist between the parties, or between any party and any servant, agent, contractor, customer, employee and/or supplier of any other party, by reason of this Timber Deed. Each party shall select and pay its own servants, agents, contractors, customers, employees and/or suppliers and neither party nor its servants, agents, contractors, customers, employees, or suppliers shall be subject to any orders, supervision or
Exhibit C

control of the other party. The parties are neither partners nor joint venturers, and this Timber Deed shall not be construed as creating any type of partnership or joint venture.
     18. Severability. Whenever possible, each provision in this Timber Deed shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Timber Deed is held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Timber Deed.
     19. Attorney’s Fees. If arbitration, mediation, litigation or any other proceeding of any nature whatsoever (including any proceeding under the U.S. Bankruptcy Code) is instituted or appealed in connection with any controversy arising out of this Timber Deed or to interpret or enforce any rights, the prevailing party shall be entitled to recover its attorneys’, paralegals’, accountants’, and other experts’ fees and all other fees, costs, and expenses actually incurred, as determined to be reasonable by the arbitrator(s) or court(s), in addition to all other amounts provided by law. The prevailing party will be deemed to be the party to have won on the issues with the greatest value as determined by the arbitrator(s) or court(s).
     20. Time of Essence. Time is of the essence of this Timber Deed.
     21. Governing Law. This Timber Deed will be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to the conflicts of law principles thereof.
     TO HAVE AND TO HOLD the Timber, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, until the Termination Date, at which time this Timber Deed shall expire (other than any provisions of this Timber Deed that expressly survives such termination or expiration) and all rights granted to Grantee shall revert to, and shall automatically vest in, Grantor, its successors and assigns, without the necessity of any further deed or instrument.
     AND THE SAID Grantor will warrant and defend the right, title and interest to the Timber unto Grantee, its successors and assigns, against the lawful claims of all persons claiming by, through or under Grantor, but not otherwise, subject, however, to (i) the provisions of this Timber Deed, and (ii) the “Permitted Encumbrances” set forth on Exhibit E attached hereto and made a part hereof.
[remainder of page intentionally left blank; signatures begin on the following page]
Exhibit C

     IN WITNESS WHEREOF, Grantor and Grantee have caused this Timber Deed to be executed as of the date first above written.

Witnesses:	GRANTOR:

ST. JOE TIMBERLAND COMPANY

Name:	OF DELAWARE, L.L.C., a Delaware

limited liability company

Name:	By:

Name:

Title:

STATE OF

COUNTY OF

     The foregoing instrument was acknowledged before me this _____ day of ______________________,      2011,      by ____________________, as _______________ of St. Joe Timberland Company of Delaware, L.L.C., a Delaware limited liability company, on behalf of said limited liability company. He/She ☐ is personally known to me or ☐ has produced ______________________ as identification.

NOTARY PUBLIC:

Sign:

Print:

My Commission Expires:

[NOTARY SEAL]
[signatures continue on following page]
Exhibit C

Witnesses:	GRANTEE:

VULCAN TIMBERLANDS LLC, a

Name:	Delaware limited liability company

	By:	Resource Management Service,
LLC, an Alabama limited

Name:		liability company, its Manager

By:

Name:

Title:

STATE OF

COUNTY OF

     The foregoing instrument was acknowledged before me this _____ day of ______________________,      2011,       by ____________________, as _______________ of Resource Management Service, LLC, an Alabama limited liability company, the Manager of Vulcan Timberlands LLC, a Delaware limited liability company, on behalf of said company. He/She ☐ is personally known to me or ☐ has produced ______________________ as identification.

NOTARY PUBLIC:

Sign:

Print:

My Commission Expires:

[NOTARY SEAL]
Exhibit C

Exhibit A to Form of Timber Deed
Location of Timber
Exhibit C

Exhibit B to Form of Timber Deed
Legal Description of Property
Exhibit C

Exhibit C to Form of Timber Deed
Age of Timber Stands
Exhibit C

Exhibit D to Form of Timber Deed
Form of Release

This instrument prepared by:

After recording return to:

PARTIAL RELEASE OF TIMBER DEED
     THIS PARTIAL RELEASE OF TIMBER DEED (this “Partial Release”) is executed by ___________________________, a __________________ (the “Releasing Party”), with an address of ____________________________.
W I T N E S S E T H:
     WHEREAS, the Releasing Party obtained certain rights in and to the timber located on the real property more particularly described on Exhibit A attached hereto and made a part hereof (the “Released Property”), pursuant to that certain Timber Deed dated as of _________, 2011, between the Releasing Party and St. Joe Timberland Company of Delaware, L.L.C. (the “Released Party”), and recorded in the public records of ___________ County, Florida, in Book ___, Page ___ (the “Timber Deed”); and
     WHEREAS, the Releasing Party has completed harvesting of Timber, or has otherwise abandoned its rights to harvest Timber, pursuant to the Timber Deed on the Released Property.
     NOW, THEREFORE, the Releasing Party hereby surrenders and releases the Released Property, including all Timber and Timber Rights located thereon or derived therefrom (each as defined in the Timber Deed), to the Released Party; provided, however, the Releasing Party reserves rights of ingress and egress over existing roads located on the Released Property that are reasonably necessary to access and harvest the remaining Timber on portions of the Property (as defined in the Timber Deed) other than the Released Property, all in accordance with the terms and conditions of the Timber Deed. The Released Party shall have no further obligations under the Timber Deed to the Releasing Party with respect to the Released Property, and the Releasing Party shall have no further rights in or to the Released Property except for access rights over existing roads herein reserved.
[remainder of page intentionally left blank; signatures appear on following page]
Exhibit C

     IN WITNESS WHEREOF, the Releasing Party has caused this Partial Release to be executed as of the date first above written.

Witnesses:	RELEASING PARTY:
,a

Name:

By:

Name:	Name:

Title:

STATE OF

COUNTY OF

     The foregoing instrument was acknowledged before me this _____ day of ______________________, 20__, by ____________________, as _______________ of_________________________, a _______________________, on behalf of said ______________________. He/She ☐ is personally known to me or ☐ has produced ______________________ as identification.

NOTARY PUBLIC:

Sign:

Print:

My Commission Expires:

[NOTARY SEAL]
Exhibit C

Exhibit E to Form of Timber Deed
Permitted Encumbrances
     Each of the following is a “Permitted Encumbrance” to Grantor’s special warranty of title given in this Timber Deed, to the extent the same may affect the Timber and the Timber Rights:
     1. Building or zoning ordinances;
     2. Riparian rights of third parties and governmental entities to the extent a tract included in the Property is bounded or traversed by a river, stream, branch or lake, and claims of third parties and governmental entities to any portion of the Property formerly or presently comprising the shores or bottom of navigable waters;
     3. To the extent any portion of the Property is bounded or traversed by a public road or maintained right of way, the rights of others (whether owned in fee or by easement) in and to any portion of the Property that lies within such road or maintained right of way;
     4. Railroad tracks and related facilities, if any (whether owned in fee or by easement), and related railroad easements or railroad rights of way, if any, traversing the Property and the rights of railroad companies to any tracks, siding, ties and rails associated therewith;
     5. Intentionally Omitted;
     6. Easements, discrepancies or conflicts in boundary lines, shortages in area, encroachments or any other facts that a current and accurate survey of the Property would disclose;
     7. Rights to and/or interests in all oil, gas and other minerals or other substances of any kind or character as may have been previously reserved by or conveyed to others and any leases concerning any of such oil, gas, other minerals or other substances in, on or under the Property;
     8. Rights, if any, relating to the construction and maintenance in connection with any public utility of existing wires, poles, pipes, conduits and appurtenances thereto, on, under, above or across the Property;
     9. All matters of record;
     10. Rights of others in and to the Property and the Timber under any unrecorded agreements disclosed by Grantor to Grantee in that certain Disclosure Letter delivered by Grantor to Grantee before the Effective Date;
     11. Intentionally Omitted; and
     12. Cemeteries and burial grounds on any portion of the Property.
Exhibit C

Exhibit D
Form of Reliance Letter
[date]
[Assignee]
Re: Letter of Reliance for Phase I Environmental Site Assessment
Dear [Assignee]:
SLR International Corp (SLR) performed a Phase I Environmental Site Assessment (ESA), dated [date], of the [property description] in accordance with ASTM Practice E 2247-08, Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process for Forestland or Rural Property. SLR has been engaged in and is qualified to conduct a Phase I ESA of real property with respect to environmental risks associated with the ownership and operation of such property, based on data and information accessible to SLR.
At the request of [client], this Letter of Reliance is hereby furnished to [Assignee] (“Recipient”), allowing Recipient to rely upon the above-referenced Phase I ESA including the findings and conclusions presented therein subject to the limitations set forth in the Phase I ESA. However, by accepting this offer of reliance, Recipient agrees that any use or reliance placed on the ESA shall be limited by the terms and conditions contained in SLR’s Proposal for Environmental Due Diligence Services dated [date] (copy attached) and the Professional Services Agreement between SLR and [client] dated [date]. Further, we note that the actual site conditions may change with time and that hidden conditions not discoverable at the time the assessment was performed, or within the scope of the assessment, may exist at the site. The site conditions as noted in the Phase I ESA are representative of those on the days the site reconnaissance was performed and SLR makes no representations regarding current conditions or compliance.
SLR represents to [Assignee] that the Phase I ESA meets the “All Appropriate Inquiry” standard set forth in 40 C.F.R. Section 312. SLR makes no other representations to Recipient except that it has used the degree of care and skill ordinarily exercised by environmental consultants in performing the services described in the Phase I ESA.
Very truly yours,
SLR International Corp
Eugene T. Watson, P.G.
Principal
Exhibit D

Exhibit E
Permitted Encumbrances
     Each of the following is a Permitted Encumbrance to the extent the same may affect the Timber:
     1. Building or zoning ordinances;
     2. Riparian rights of third parties and governmental entities to the extent a tract included in the Property is bounded or traversed by a river, stream, branch or lake, and claims of third parties and governmental entities to any portion of the Property formerly or presently comprising the shores or bottom of navigable waters;
     3. To the extent any portion of the Property is bounded or traversed by a public road or maintained right of way, the rights of others (whether owned in fee or by easement) in and to any portion of the Property that lies within such road or maintained right of way;
     4. Railroad tracks and related facilities, if any (whether owned in fee or by easement), and related railroad easements or railroad rights of way, if any, traversing the Property and the rights of railroad companies to any tracks, siding, ties and rails associated therewith;
     5. All ad valorem real property taxes with respect to the Timber for the year 2011 and subsequent years not yet due and payable;
     6. Easements, discrepancies or conflicts in boundary lines, shortages in area, encroachments or any other facts that a current and accurate survey of the Property would disclose;
     7. Rights to and/or interests in all oil, gas and other minerals or other substances of any kind or character as may have been previously reserved by or conveyed to others and any leases concerning any of such oil, gas, other minerals or other substances in, on or under the Property;
     8. Rights, if any, relating to the construction and maintenance in connection with any public utility of existing wires, poles, pipes, conduits and appurtenances thereto, on, under, above or across the Property;
     9. All matters of record;
     10. Rights of others in and to the Property and the Timber under the Thinnings Supply Agreement and those certain unrecorded agreements described in the Disclosure Letter;
     11. Intentionally Omitted; and
     12. Cemeteries and burial grounds on any portion of the Property.
Exhibit E

Exhibit F
Form of Thinnings Supply Agreement
[attached]
Exhibit F

THINNINGS SUPPLY AGREEMENT
     This THINNINGS SUPPLY AGREEMENT, dated as of the ___ day of __________________, 2011 (this “Agreement”), is between VULCAN TIMBERLANDS LLC, a Delaware limited liablity company (“Owner”), and ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company (“St. Joe”).
     A. Pursuant to those certain Timber Deeds dated on or about the date hereof between St. Joe and Owner (the “Timber Deeds”), Owner has purchased certain standing timber and other rights from St. Joe, the location of which timber is more particularly described on Exhibit A attached hereto (the “Timber”).
     B. In connection with the sale of the Timber, Owner has agreed to enter into this Agreement to sell to St. Joe not less than eighty-five percent (85%) of all Thinnings (as defined herein) offered for sale by Owner and St. Joe has agreed to purchase from Owner not less than eighty-five (85%) percent of all First Thinnings offered for sale by Owner.
     NOW, THEREFORE, in consideration of the terms and conditions set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Offers to St. Joe.
          (a) If Owner decides, in its sole discretion, to harvest or offer for sale First Thinnings in any given year, Owner hereby agrees to offer to sell to St. Joe all of such First Thinnings, and St. Joe agrees to purchase not less than eighty-five percent (85%) of such First Thinnings, in accordance with the procedures of this Section 1 and the terms and conditions of this Agreement. For purposes of this Agreement, “First Thinnings” means the volume of pulpwood, chip-n-saw and sawtimber derived from the first cutting and removal, as directed by Owner, of some portion of the standing trees from the Timber then owned by Owner, being done as a silvicultural process to improve the quality of the residual stand, and commonly known in the timber industry as “first thinnings.” First Thinnings will not include any “second thinnings,” or clear-cuts, but only volumes from stands being entered to be thinned for the first time.
          (b) On or before each September 15 during the Term (as defined below) (other than the final September 15 of the Term), Owner shall deliver to St. Joe a written offer (each, an “Offer”) identifying and setting forth (i) all First Thinnings that Owner intends to harvest or offer for sale during the following calendar year (the “Annual Plan”), (ii) the estimated volume, expressed in tons, of the First Thinnings identified in the Annual Plan (the “Offered Volume”); (iii) the tracts on which all such First Thinnings are located, and (iv) the prescription for thinning all such First Thinnings (the “Prescription”), which Prescription (A) shall be commercially reasonable, commercially practicable and economically feasible, (B) shall include, in addition to the Offered Volume, a list of all compartments and stands within the tracts and the intended residual basal area and trees per acre, and (C) shall designate for removal not less than

1

twenty (20) tons per acre. If St. Joe determines in its reasonable discretion that any Prescription does not satisfy the criteria specified in clause (iv) above, St. Joe shall have the right to object to the volume subject to such Prescription (not to exceed fifteen percent (15%) of the Offered Volume) by delivering written notice to Owner within twenty (20) days following St. Joe’s receipt of such Prescription, and the parties shall use good faith efforts to agree upon a revised Prescription acceptable to both parties in their reasonable discretion; provided, however, in the event that within ten (10) days after St. Joe’s objection to the fifteen percent (15%) or less of the Offered Volume the parties are unable to agree upon a revised Prescription, said portion of the Offered Volume objected to by St. Joe shall be removed from the Prescription and the Offered Volume (such deleted portion being the “Objected Volume”) and Owner shall be authorized to sell such Objected Volume on the open market to any third party in accordance with Section 2. The Objected Volume shall be deemed for all purposes of this Agreement not to constitute a part of the Offered Volume, and St. Joe shall have no obligation to purchase any portion of the Objected Volume. If Owner desires to harvest or offer for sale any First Thinnings not previously described in an Offer, Owner shall first deliver a new Offer to St. Joe with respect to such additional First Thinnings, which Offer shall be subject to the procedures of this Section 1 and the terms and conditions of this Agreement. The parties acknowledge that in each Offer, Owner is offering to sell the First Thinnings on the timber stands described in an Offer, and that the volumes described in an offer are estimates for planning purposes only.
          (c) St. Joe shall be obligated to accept not less than eighty-five percent (85%) of the Offered Volume described in any Offer (provided, however, that the total Offered Volume shall be reduced by any Objected Volume before calculating such eighty-five percent (85%)). St. Joe shall have a period of 30 days after receipt of an Offer (the “Offer Period”) to notify Owner in writing of the portion of the Offered Volume that St. Joe desires to purchase, which may be all but not less than eighty-five percent (85%) of the Offered Volume. St. Joe shall accept an Offer on a tract-by-tract basis, designating in its acceptance the tracts from which St. Joe agrees to purchase the Offered Volume. The portion of the Offered Volume accepted by St. Joe (the “Accepted Volume”) shall be purchased and sold hereunder in accordance with the terms of the applicable Offer and this Agreement. If St. Joe fails to deliver written notice to Owner accepting an Offer before the expiration of the Offer Period, such failure shall be deemed an acceptance to purchase (85%) of the Offered Volume described in such Offer, and the parties shall agree in their reasonable discretion as to the tracts described in the Offer from which St. Joe will purchase the First Thinnings.
          (d) Within thirty (30) days following St. Joe’s acceptance or deemed acceptance of an Offer, Owner and St. Joe shall enter into a Pay-As-Cut Timber Sales Agreement in the form of Exhibit B attached hereto with respect to all Accepted Volume (each a “Timber Sales Agreement”). Each Timber Sales Agreement shall be effective as of the immediately following January 1, provided that any Timber Sales Agreement entered into with respect to an Offer made in accordance with the final sentence of Section 1(b) shall be effective as of the date that St. Joe and Owner enter into such

2

Timber Sales Agreement. Owner shall make available and sell, and St. Joe shall harvest and acquire, the Accepted Volume in accordance with the Timber Sales Agreement and this Agreement.
          (e) The price, by product, for all Accepted Volume shall equal the average reported price for the most recent four quarters for the applicable product expressed on a $/ton basis in Florida Region 2, as published in Timber Mart-South as of the date that St. Joe and Owner enter into the applicable Timber Sales Agreement.
     2. Offers to Other Parties. Owner shall have the right to harvest or offer for sale to any third party any Objected Volume under Section 1(b) and the portion of the Offered Volume rejected or deemed rejected by St. Joe under Section 1(c) (collectively, the “Unrestricted Volume”), after the earlier to occur of (i) the expiration of the Offer Period with respect to such Offer, and (ii) the rejection by St. Joe of a portion of the Offered Volume described in such Offer. Owner shall have the right to harvest or sell the Unrestricted Volume on any terms, provided that harvest or sale of the Unrestricted Volume shall occur in compliance with the Prescription described in the applicable Offer. If (a) Owner changes the Prescription with respect to any portion of the Unrestricted Volume, or (b) Owner has not harvested any portion of the Unrestricted Volume or has not entered into a binding agreement to sell any portion of the Unrestricted Volume on or before the date that is one year following the delivery of the Offer that originally described such Unrestricted Volume, then such portion of the Unrestricted Volume shall again become subject to the provisions of paragraph 1. Provided that Unrestricted Volume is sold to a third party in compliance with this Agreement, no such third party purchaser of Unrestricted Volume shall be subject to this Agreement, and such third party purchaser may sell or dispose of such Unrestricted Volume without regard to any restrictions imposed by this Agreement.
     3. Audit Rights. St. Joe shall have the right to audit Owner’s compliance with the terms of this Agreement, which terms require Owner to offer to sell to St. Joe all First Thinnings offered by Owner in any given year, by delivering written notice to Owner of St. Joe’s exercise of such right. Owner shall provide St. Joe or its representative with access during normal business hours to all records and other information necessary to complete such audit as are commercially reasonable. Furthermore, St. Joe shall have the right to access and inspect the Timber for purposes of monitoring the performance of Owner’s obligations pursuant to the terms herein; provided, however, in no case shall St. Joe unreasonably interfere with the business of Owner. St. Joe shall provide to Owner, upon request, all findings and supporting documentation of St. Joe following such audit. St. Joe shall be responsible for all costs of any such audit.
     4. Term. The term of this Agreement (the “Term”) shall commence on the date of execution hereof and shall expire at 11:59 p.m. on December 31, 2020.
     5. Assignment and Termination.
          (a) Except as otherwise provided herein, no party may assign this Agreement without the prior written consent of the other party.

3

          (b) Owner may transfer ownership of all or any portion of the Timber at any time at Owner’s sole discretion, subject to the terms of the Timber Deeds, provided that the Timber shall remain subject to this Agreement following such transfer.
     6. Taxes. Owner agrees to pay, or cause to be paid, all severance taxes or other levies upon or incident to the production and delivery of Accepted Volume hereunder which will or may constitute a lien thereon or on any products manufactured therefrom. In no case shall Owner be liable for any ad valorem real property taxes attributable to the Accepted Volume.
     7. Remedies. If Owner fails to comply with any of its obligations hereunder, St. Joe shall have all rights available to it at law or in equity, including the right to enjoin the harvest or sale of any First Thinnings not in compliance herewith, and the right of specific performance. Likewise, if St. Joe fails to comply with any of its obligations hereunder, Owner shall have all rights available to it at law or in equity, including the right to enjoin the harvest of any First Thinnings not in compliance herewith or not in compliance with the Pay-As-Cut Timber Sale Agreement attached as Exhibit B, and the right of specific performance.
     8. Notices. All notices required or permitted to be given hereunder shall be in writing, signed by the party giving such notice or its legal counsel, and shall be deemed to be delivered, whether or not actually received, (i) when personally delivered by commercial courier service or other messenger; (ii) three (3) days after being deposited with the United States Postal Service with postage paid for certified delivery with return receipt requested; (iii) when sent by next day business commercial service delivery, or (iv) when transmitted by e-mail evidenced by a confirmatory response e-mail or by facsimile evidenced by a confirmed receipt, with a copy sent by any of the means permitted by clauses (i), (ii) or (iii) above on the same day the e-mail or facsimile transmission is sent by the party giving such notice. For purposes of notice, the addresses of the parties are as follows:

Owner:	Vulcan Timberlands LLC Attention: Tom Cathey 5605 Woodbine Rd. Pace, FL 32571 Fax: (850) 994-3806 Email tcathey@resourcemgt.com

St. Joe:	St. Joe Timberland Company of Delaware, L.L.C.
133 South WaterSound Parkway
WaterSound, FL 32413
Attention: David Harrelson, Vice President of Timberlands
Facsimile: (850) 588-1961
E-mail: dharrelson@joe.com

4

or to such other address or addresses as any party may from time to time, upon five (5) business days’ advance written notice to the other party, designate as to itself.
     9. Complete Agreement. This Agreement, including any exhibits hereto, constitutes the entire contractual relationship between the parties relating to the purchase and sale of First Thinnings, and all previous negotiations, contracts and representations have been merged herein. This Agreement may be amended only by a written instrument signed by all of the parties hereto.
     10. Recording. The parties agree to record a memorandum of this Agreement in the form of Exhibit C attached hereto in each county in which the Timber is located.
     11. Time of Essence. Time is of the essence of this Agreement.
     12. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida, without regard to the principles of conflict of laws thereof.
(The remainder of this page is left blank intentionally)

5

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written set out.

ST. JOE: ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company
By:
Name:
Title:

OWNER: VULCAN TIMBERLANDS LLC, a Delaware limited liability company
By:	Resource Management Service, LLC, an Alabama
limited liability company, its Manager

By:
Name:
Its:

6

Exhibit A
Location of Timber
     The timber is located within (i) those certain cross-hatched timber stands in Calhoun County, Florida, shown on Exhibit A-1 attached hereto and made a part hereof; and (ii) those certain cross-hatched timber stands in Gulf County, Florida, shown on Exhibit A-2 attached hereto and made a part hereof.
     The timber stands described on Exhibit A-1 and Exhibit A-2 are located on (i) that certain real property located in Calhoun County, Florida, more particularly described on Exhibit A-3 attached hereto and made a part hereof; and (ii) that certain real property located in Gulf County, Florida, more particularly described on Exhibit A-4 attached hereto and made a part hereof.
[remainder of page intentionally left blank]
Exhibit A to Thinnings Supply Agreement

Exhibit A-1
Calhoun County Timber Stand Maps
[attached]
Exhibit A to Thinnings Supply Agreement

Exhibit A-2
Gulf County Timber Stand Maps
[attached]
Exhibit A to Thinnings Supply Agreement

Exhibit A-3
Legal Description of the Property — Calhoun County
[attached]
Exhibit A to Thinnings Supply Agreement

Exhibit A-4
Legal Description of the Property — Gulf County
[attached]
Exhibit A to Thinnings Supply Agreement

Exhibit B
Form of Timber Sales Agreement
PAY-AS-CUT TIMBER SALES AGREEMENT
     THIS PAY-AS-CUT TIMBER SALES AGREEMENT (this “Agreement”), is made effective as of ________________________ , by and between VULCAN TIMBERLANDS LLC, a Delaware limited liability company (“Owner”), and ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company (“St. Joe”).
     A. St. Joe and Owner are parties to that certain Thinnings Supply Agreement dated as of ______________, 2011 (the “TSA”).
     B. St. Joe has exercised the right to acquire certain Accepted Volume, as defined in the TSA.
     C. St. Joe and Owner desire to enter into this Agreement with respect to the purchase and sale of such Accepted Volume.
          NOW, THEREFORE, in consideration of the mutual undertakings of the parties set forth in this Agreement and of other valuable considerations, the receipt and sufficiency of which the parties hereby acknowledge and agree as follows:
     1. TSA. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the TSA. To the extent this Agreement conflicts with any provision of the TSA, the TSA shall control.
     2. Timber to be Purchased. Owner is the owner of the timber (the “Timber”) located on that certain tract of land containing approximately _________ acres, as more particularly described on Exhibit A attached hereto and by this reference incorporated herein. Under the terms of this Agreement, Owner hereby agrees to make available, sell, assign and convey to St. Joe, and St. Joe agrees to harvest and purchase from Owner, all First Thinnings included within the Timber to be first thinned in accordance with the Prescription attached hereto as Exhibit B (the “Timber Sale Volume”).
     3. Purchase Price. St. Joe shall pay Owner for each ton (defined as 2,000 pounds) of Timber Sale Volume harvested at the following rates for each product, which product classifications shall be determined by the specifications of the applicable delivery point of the Timber Sale Volume:
          (a) Pulpwood: $__________ per ton
          (b) Chip-n-saw: $__________ per ton
Exhibit B to Thinnings Supply Agreement

          (c) Sawtimber: $__________ per ton
     4. Stumpage Reporting; Settlement; Security Practices.
          (a) St. Joe shall weigh, or cause to be weighed, each load of Timber Sale Volume on certified scales. St. Joe shall pay Owner for such Timber Sale Volume on a weekly basis, not later than the second Monday after the week (Monday through Sunday) in which St. Joe delivers the Timber Sale Volume to the applicable delivery point. By way of example only, for Timber Sale Volume delivered between Monday, November 15, 2010 and Sunday, November 21, 2010, St. Joe would pay Owner not later than Monday, November 29, 2010. Throughout the period of this Agreement, St. Joe shall make a weekly accounting to Owner as to the product, species, and weight of the Timber Sale Volume cut and delivered hereunder. St. Joe shall send the stumpage check made payable to Owner along with the haul summary sheets, electronic scale ticket listing, and a summary settlement sheet to Owner c/o Resource Management Service, LLC, 5605 Woodbine Road, Pace, FL 36507.
          (b) Owner has the right, at Owner’s sole cost, to employ security contractors to conduct security measures, including setting up and installing security monitors (cameras). Owner agrees to share with St. Joe the results of any monitoring conducted by the Owner or its representatives. St. Joe agrees to share with Owner the results of any audit conducted by or on behalf of St. Joe of the Owner’s security measures that pertain to any stands of Timber sold to St. Joe; and St. Joe agrees to share with the Owner the results of any audits by St. Joe of its loggers and/or contractors harvesting the Timber.
     5. Term. The term of this Agreement shall commence on the date hereof and shall terminate at 12:00 a.m. on the first anniversary of the date hereof (the “Term”). In the event that St. Joe’s harvesting operations are delayed by inclement weather, floods, acts of God, strikes at mills with which St. Joe is dealing, strikes in the woods, or strikes with carriers, including without limitation, railway carriers, or in the event marketing conditions curtail the harvest, delivery or sale of the Timber Sale Volume, St. Joe shall have the right, by delivering written notice to Owner, to extend the Term by a period of time equivalent to the length of such delay, not to exceed six (6) months, in order for St. Joe to harvest the Timber Sale Volume.
     6. Harvesting Procedures; Thinning Management; Post-Thin Assessments. All Timber Sale Volume purchased by St. Joe shall be harvested in a modern workmanlike manner, in accordance with good logging practices, the Prescription and the terms and conditions set forth below.
          (a) Debris. St. Joe agrees to remove all tops and logging debris from all roads, firebreaks, fields, streams, canals, ditches or other open areas. If trees, tops, or other logging debris falls into firebreaks, fields, streams, canals or ditches or other open areas, St. Joe agrees to immediately remove such trees, tops, or other logging debris.
Exhibit B to Thinnings Supply Agreement

          (b) Stump Height. St. Joe will cut the stumps as low as feasible, stump height not to exceed six inches where possible.
          (c) Harvesting Notification. St. Joe agrees to notify Owner at least twenty-four (24) hours prior to the beginning of harvesting of the Timber Sale Volume and, in the event harvesting is discontinued for more than two (2) weeks, St. Joe agrees to notify Owner at least twenty-four (24) hours before resumption of the harvesting.
          (d) Thinning Management. Owner shall have the right to observe the thinning process, including the progress of thinning, sorting and quality of trees being harvested, the quality of residual stands, and merchandising. Owner and St. Joe agree to have representatives of each meet twice monthly to review and discuss any issues raised by either party concerning any of said matters above referenced. Any issues raised by either party would be discussed at such meetings and documented. If any issues raised by either party are not addressed in future thinnings, either party shall have the option and right to make a formal complaint to the other party, and both parties shall promptly attempt to resolve such issue(s). If the parties are unable to resolve any issue raised within a one week period, either party may direct that the harvesting be stopped, in which event the parties will each appoint an independent forestry consultant, each of which may be a consultant previously engaged by the appointing party with respect to the TSA, and such two consultants will in turn select a third independent forestry consultant to act with them in a panel to determine whether there is an issue that needs to be resolved and how to resolve such issue. A majority of the panel of consultants will reach a binding decision within fifteen (15) days of the selection of the third consultant, and the decision of the panel of consultants as to the resolution of the issue will be final. Each party will bear the cost of its respective consultant and one-half (1/2) of the cost of the third consultant.
          (e) Post-thin Assessments. Basal area should be plus or minus ten (10) square feet per acre of the contract Prescription for each stand. For the avoidance of doubt, and by way of example only, if a Prescription requires a residual basal area of 70 square feet per acre, a residual basal area between 60 square feet and 80 square feet per acre shall be deemed to comply with such Prescription. St. Joe shall use commercially reasonable efforts to comply with the following guidelines, to the extent the same are commercially practical:
               (i) Remaining trees should be uniformly distributed through out the stand with no large holes created in the canopy.
               (ii) Stem damage, where the cambium is exposed over more than one-fourth (1/4) of the circumference, should not exceed five (5%) percent of the total number of residual stems.
               (iii) Ruts should not be greater than six (6”) inches in depth in access corridors.
Exhibit B to Thinnings Supply Agreement

               (iv) Residual trees should be sawtimber or potential sawtimber trees.
               (v) All damaged, diseased, forked and non-merchantable trees should be harvested.
     7. Management Practices. St. Joe agrees to fully comply with (i) all applicable federal, state, and local laws, rules and regulations including, without limitation all environmental laws, rules, or regulations, (ii) the procedures and practices known as “Silviculture Best Management Practices” for harvesting timber, as promulgated or amended by the Florida Department of Agriculture and Consumer Services from time to time, and (iii) the standards of the Sustainable Forestry Initiative, 2010-2014, of the American Forest and Paper Association. St. Joe shall not allow any leakage, spillage, sampling or release of any hazardous waste, materials, or substances on the real property on which the Timber is located. In the event of such spillage, St. Joe shall promptly contain such spill and will be responsible for cleanup and disposal. St. Joe will promptly notify Owner of any such spill and remediation. St. Joe will perform all operations in compliance with OSHA standards.
     8. Employees and Independent Contractors. St. Joe shall harvest the Timber Sale Volume using its own employees or using independent contractor(s) and, as such, will be responsible for any and all obligations for labor, insurance, and other expenses incurred with respect to the harvesting and hauling of the Timber Sale Volume.
     9. Liability. St. Joe agrees to protect, defend, indemnify, save and hold Owner harmless from any and all liabilities, judgments, orders, decrees, awards, costs, expenses, including attorneys’ fees, settlements, and claims, for property damage or personal injury, including death to any person, arising out of or connected with St. Joe’s performance of this Agreement, except to the extent any such liabilities arise out of the negligence or willful misconduct of Owner. For the avoidance of doubt, Owner shall not be liable to St. Joe as the “Grantor” under the Timber Deeds (as defined below) for any damage to the property of St. Joe arising out of or connected with St. Joe’s performance of this Agreement, except to the extent any such liabilities arise out of the negligence or willful misconduct of Owner.
     10. Insurance.
          (a) St. Joe, and any contractors and agents engaged by or on behalf of St. Joe, will keep in effect during the Term, at its sole expense, the following insurance coverages, in addition to any other insurance required by law:
               (i) Comprehensive general liability insurance with limits not less than $2,000,000 for bodily injury to one person, $2,000,000 for bodily injury to any group of persons as a result of one occurrence, and $2,000,000 for property damage; provided, however St. Joe’s contractors’ policies shall provide coverage for general liability with limits not less than $1,000,000 per occurrence bodily injury liability and property damage liability combined and $1,000,000 in the aggregate;
Exhibit B to Thinnings Supply Agreement

               (ii) Worker’s compensation insurance, covering all employees, including owners, partners and executive officers, with limits no less than the statutory limits of the State of Florida. Such worker’s compensation policy shall be endorsed to waive all rights of subrogation against Owner and all subsidiaries thereof where permitted by law, and policies shall include excess and stop-gap worker’s compensation coverage for all contractors and subcontractors of the insured party.
               (iii) Commercial auto liability insurance with limits not less than $1,000,000 per occurrence and $2,000,000 in the aggregate insuring “Any Auto” or “All Owned Autos,” “Hired Autos” and “Non-owned Autos;”
               (iv) Commercial umbrella liability insurance to provide excess coverage above the limits of the other insurance policies described in this Section 10(a), with limits not less than $5,000,000 per occurrence and $5,000,000 in the aggregate (provided that this Section 10(a)(iv) shall apply only to St. Joe, and not to St. Joe’s contractors and agents).
          (b) Such policies shall name Owner as an additional insured by endorsements to the policies, as if the additional insured were the named insured, without restrictions. St. Joe shall provide Owner with certificates of insurance throughout the Term, as requested, providing that such insurance shall not be canceled without thirty (30) days’ prior written notice.
          (c) Owner may, at Owner’s option and upon no less than ninety (90) days advance written notice to St. Joe, amend the coverages and policy limits set forth in this Section 10 without the consent of Owner, provided that such new coverages and policy limits shall be consistent with the coverage requirements imposed generally in the commercial forestry industry in the Southern region of the United States.
     11. Damage. Notwithstanding anything to the contrary set forth in the Timber Deeds (as defined below), if St. Joe or its agents, contractors or employees damage timber belonging to Owner in connection with St. Joe’s performance of this Agreement, St. Joe shall pay to Owner the fair market value of the pre-merchantable and merchantable timber that was impaired or destroyed by St. Joe’s activities, to the extent such destruction or impairment was not paid for under the terms of this Agreement.
     12. Access. Owner grants to St. Joe the right of ingress and egress over the real property on which the Timber is located, together with any other access rights that Owner has to any adjacent property, to perform the harvesting of the Timber Sale Volume pursuant to this Agreement. St. Joe agrees to use existing roads where possible and shall be responsible for routine scraping and motor grading to keep the roads passable. St. Joe shall be responsible for and agrees that it shall maintain all existing bridges and culverts used by St. Joe during the Term in a condition that will allow St. Joe to safely haul the Timber. At the conclusion of harvest, St. Joe shall leave all roads used during its operations in equal or better condition than when harvesting began.
Exhibit B to Thinnings Supply Agreement

     13. Disputes. Except for those matters addressed by Section 6(d), any dispute or controversy arising with respect to any provision of this Agreement, or the interpretation or implementation hereof, shall be resolved by binding arbitration under the rules of the American Arbitration Association to be conducted in the State of Florida, provided that the arbitration proceeding shall be conducted by a panel of three (3) arbitrators. Each party shall appoint an arbitrator, and the appointed arbitrators shall jointly select a third arbitrator, which third arbitrator shall be the chairman of the panel. The decision of a majority of the panel of arbitrators shall bind the parties. Both parties agree to cooperate in the expeditious conduct of any such arbitration. It shall be the obligation of the aggrieved party to seek such arbitration forthwith upon the failure of the other party to accede to the demands of the aggrieved party or the failure of the parties to reach mutually acceptable resolution. The non-prevailing party shall bear all costs of the arbitration and both parties’ reasonable attorneys’ fees. Notwithstanding said provisions for binding arbitration, nothing herein shall be deemed to prevent or restrict the right of either party to seek to enforce the provisions of this Agreement or enjoin a breach or threatened breach hereof by an action for specific performance or by restraining order or injunction obtained in a court of law or equity.
     14. Representations.
          (a) St. Joe’s Representations.
               (i) St. Joe is an entity organized and in good standing under the laws of the State of Delaware and is authorized to transact business in the State of Florida.
               (ii) St. Joe’s execution and delivery of this Agreement to Owner and its purchase of the Timber Sale Volume provided for herein, have been authorized by St. Joe in accordance with applicable law, and all other actions required to be taken to authorize execution of this Agreement and St. Joe’s performance of all obligations undertaken by it under its terms, have been duly and regularly taken.
               (iii) There are no actions, suits or proceedings pending or to the knowledge of St. Joe threatened against or affecting St. Joe that would impede or otherwise impair its ability to perform its obligations under this Agreement.
          (b) Owner’s Representations.
               (i) Owner is a limited liability company organized and in good standing under the laws of the State of Delaware and authorized to transact business in the State of Florida.
               (ii) Owner’s execution and delivery of this Agreement to St. Joe and its sale of the Timber Sale Volume provided for herein have been authorized by Owner in accordance with applicable law, and all other actions required to be taken to
Exhibit B to Thinnings Supply Agreement

authorize execution of this Agreement and Owner’s performance of all obligations undertaken by it under its terms, have been duly and regularly taken.
               (iii) There are no actions, suits or proceedings pending or to the knowledge of Owner threatened against or affecting Owner or the Timber that would impede or otherwise impair its ability to perform its obligations under this Agreement.
               (iv) Owner has good and marketable title to the Timber Sale Volume, and Owner is legally entitled to sell the Timber Sale Volume to St. Joe free from all liens and encumbrances.
     15. Notices. All notices required or permitted to be given hereunder shall be in writing, signed by the party giving such notice or its legal counsel, and shall be deemed to be delivered, whether or not actually received, (i) when personally delivered by commercial courier service or other messenger; (ii) three (3) days after being deposited with the United States Postal Service with postage paid for certified delivery with return receipt requested; (iii) when sent by next day business commercial service delivery, or (iv) when transmitted by e-mail evidenced by a confirmatory response e-mail or by facsimile evidenced by a confirmed receipt, with a copy sent by any of the means permitted by clauses (i), (ii) or (iii) above on the same day the e-mail or facsimile transmission is sent by the party giving such notice. For purposes of notice, the addresses of the parties are as follows:

Owner:	Vulcan Timberlands LLC
Attention: Tom Cathey
5605 Woodbine Rd.
Pace, FL 32571
Fax: (850) 994-3806
Email tcathey@resourcemgt.com

St. Joe:	St. Joe Timberland Company of Delaware, L.L.C.
133 South WaterSound Parkway
WaterSound, FL 32413
Attention: David Harrelson, Vice President of Timberlands
Facsimile: (850) 588-1961
E-mail: dharrelson@joe.com
     16. Miscellaneous.
          (a) This Agreement shall be governed by the laws of the State of Florida.
          (b) No party may assign this Agreement without the prior written consent of the other party. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns.
Exhibit B to Thinnings Supply Agreement

          (c) If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of the other terms of this Agreement shall in no way be affected thereby.
          (d) No amendment or waiver of any provision of this Agreement will in any event be effective unless the same shall be in writing and signed by both parties. Subject to Section 17, this Agreement and the TSA constitute the full and complete understanding of the parties with respect to the purchase and sale of the Timber Sale Volume and supersede all prior and contemporaneous agreements and understandings, both oral and written, between the parties with respect thereto.
          (e) Time is of the essence of this Agreement.
          (f) All provisions of this Agreement have been negotiated at “arm’s length” and with full representation of legal counsel, and neither Owner nor St. Joe shall be deemed to be the drafter of this Agreement. If this Agreement is ever construed by a court of law or by a board of arbitrators, such court or board shall not construe this Agreement or any provisions of this Agreement against either Owner or St. Joe as the drafter of this Agreement.
          (g) The headings used in this Agreement are for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms and provisions herein.
     17. Waiver Regarding Timber Deeds. The rights and obligations of Owner and St. Joe hereunder are distinct from the rights and obligations of Owner and St. Joe under those certain Timber Deeds dated _______________ (the “Timber Deeds”) and recorded in the public records of Calhoun and Gulf Counties, Florida (as “Grantor” and “Grantee” therein, respectively) pursuant to which Owner acquired title to the Timber from St. Joe. Except as provided in Section 9, this Agreement and the Timber Deeds shall be interpreted independently of each other. Notwithstanding anything to the contrary herein, no default by St. Joe or Owner under this Agreement, in and of itself, shall constitute or give rise to a default under any Timber Deed, and no default by St. Joe or Owner under any Timber Deed (as “Grantor” and “Grantee” therein, respectively), in and of itself, shall constitute or give rise to a default under this Agreement; provided, however, the circumstances giving rise to a default hereunder may independently give rise to a default under a Timber Deed as provided for therein, and the circumstances giving rise to a default under a Timber Deed may independently give rise to a default hereunder. Owner hereby waives its right to allege or pursue any remedy or cause of action with respect to any conflict of interest that St. Joe may have in its dual capacities hereunder and as “Grantor” under the Timber Deeds, and Owner agrees that any exercise by St. Joe of its rights under the Timber Deeds, in its capacity as “Grantor” therein, shall not constitute or give rise to a breach of St. Joe’s obligations to Owner hereunder.
Exhibit B to Thinnings Supply Agreement

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set below their respective signatures.

ST. JOE: ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company
By:
Name:
Title:

OWNER: VULCAN TIMBERLANDS LLC, a Delaware limited liability company
By: Resource Management Service, LLC, an
Alabama limited liability company, its Manager

By:
Name:
Its:

Exhibit B to Thinnings Supply Agreement

Exhibit C
Form of Memorandum of Agreement
This instrument prepared by:

____________________________________
____________________________________
____________________________________
After recording return to:

____________________________________
____________________________________
____________________________________
MEMORANDUM OF AGREEMENT
     THIS MEMORANDUM OF AGREEMENT (this “Memorandum”) is made this ___ day of _______________, 2011 (the “Effective Date”), between ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C., a Delaware limited liability company (together with its successors and assigns, “St. Joe”) with an address of 133 South WaterSound Parkway, WaterSound, Florida 32413, Attention: Legal Department, and VULCAN TIMBERLANDS LLC, a Delaware limited liability company (together with its successors and assigns, “Owner”), with an address of Attn: Resource Management Service, LLC, its Manager, 31 Inverness Center Parkway, Suite 360, Birmingham, Alabama 35242.
     A. St. Joe and Owner have entered into that certain Thinnings Supply Agreement (the “Agreement”) on or about the date hereof, with respect to certain timber owned by Owner, as more particularly described in Exhibit A attached hereto (the “Timber”).
     B. St. Joe and Owner desire to record this Memorandum in the public land records to evidence the existence of the Agreement including, but not limited to, those specific terms of the Agreement set forth herein.
St. Joe and Owner hereby covenant, represent and agree as follows:
     1. St. Joe and Owner have entered into the Agreement with respect to the Timber.
     2. Pursuant to the Agreement, St. Joe has the right to harvest and acquire certain thinnings of the Timber, as more particularly described in the Agreement.
     3. The Agreement is for a term ending on December 31, 2020.
Exhibit C to Thinnings Supply Agreement

     4. For additional terms of the Agreement, reference is made to the Agreement, which is incorporated herein by reference and an original of which is in the possession of each of St. Joe and Owner.
     IN WITNESS WHEREOF, St. Joe and Owner have caused this Memorandum to be executed as of the date first above written.

Witnesses:	ST. JOE:

ST. JOE TIMBERLAND COMPANY

Name:	OF DELAWARE, L.L.C., a Delaware

limited liability company

Name:	By:____________________________________________________

Name:_________________________________________________
Title:___________________________________________________
STATE OF_____________________________
COUNTY OF___________________________
     The foregoing instrument was acknowledged before me this _____ day of ______________________, 2011, by ____________________, as _______________ of St. Joe Timberland Company of Delaware, L.L.C., a Delaware limited liability company, on behalf of said limited liability company. He/She ☐ is personally known to me or ☐ has produced ______________________ as identification.

NOTARY PUBLIC:

Sign:____________________________________________________
Print:____________________________________________________
My Commission Expires:__________________________________

[NOTARY SEAL]
[signatures continue on following page]
Exhibit C to Thinnings Supply Agreement

Witnesses:	OWNER:

VULCAN TIMBERLANDS LLC, a

Name:	Delaware limited liability company

By: Resource Management Service,
LLC, an Alabama limited

Name:	liability company, its Manager

By:____________________
Name: ________________
Title: ________________
STATE OF_____________________________
COUNTY OF___________________________
     The foregoing instrument was acknowledged before me this _____ day of ______________________, 2011, by ____________________, as _______________ of Resource Management Service, LLC, an Alabama limited liability company, the Manager of Vulcan Timberlands LLC, a Delaware limited liability company, on behalf of said company. He/She ☐ is personally known to me or ☐ has produced ______________________ as identification.

NOTARY PUBLIC:

Sign:___________________________________________________
Print:___________________________________________________
My Commission Expires:_________________________________

[NOTARY SEAL]
Exhibit C to Thinnings Supply Agreement